As filed with the Securities and Exchange Commission on May 2, 2022
Securities Act File No. 333‑225588
Investment Company Act File No. 811‑23325

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 39	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 40	☒
(Check appropriate box or boxes)

SIX CIRCLES® TRUST
(Exact Name of Registrant Specified in Charter)

383 Madison Avenue
New York, NY, 10179
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 270‑6000
The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

With copies to:

Abby L. Ingber, Esq.	Gregory S. Rowland, Esq.
J.P. Morgan Private Investments Inc.	Davis Polk & Wardwell LLP
4 New York Plaza, 19th Floor	450 Lexington Avenue
New York, NY 10004	New York, NY 10017

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(2).
If appropriate, check the following box:
☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment.
EXPLANATORY NOTE
This Post-Effective Amendment No. 39 to the Registration Statement of Six Circles Trust (the “Trust”) relates only to the Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund series of the Registrant. No information relating to the other series of the Registrant is amended or superseded hereby.

Prospectus

May 1, 2022
Six Circles Ultra Short Duration Fund
     Ticker: CUSDX
Six Circles Tax Aware Ultra Short Duration Fund
     Ticker: CUTAX
Six Circles U.S. Unconstrained Equity Fund
     Ticker: CUSUX
Six Circles International Unconstrained Equity Fund
     Ticker: CIUEX
Six Circles Global Bond Fund
     Ticker: CGLBX
Six Circles Tax Aware Bond Fund
     Ticker: CBTAX
Six Circles Credit Opportunities Fund
     Ticker: CRDOX
This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
The Securities and Exchange Commission has not approved or
disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

How To Reach Us	Back cover

Six Circles® Ultra Short Duration Fund

Ticker: CUSDX
What is the goal of the Fund?
The Fund seeks to generate current income consistent with capital preservation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b‑1) Fees	NONE

Other Expenses[3]	0.06%

Total Annual Fund Operating Expenses	0.31%

Fee Waivers and Expense Reimbursements[1,2]	(0.13%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.18%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2023, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2023 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	18	87	161	380
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 66.58% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund mainly invests in U.S. dollar and non‑U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. While the Fund may invest in securities with various maturities, under normal market conditions, the Fund will seek to maintain an average effective portfolio duration of one year or less. Average effective portfolio duration could at times be higher, though it will not under normal market conditions exceed two years.
As part of its principal investment strategy, the Fund may invest in debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, municipal securities, securities issued or guaranteed by supranational organizations and securities issued or guaranteed by foreign governments. The Fund may also invest in money market instruments such as certain instruments described above, as well as commercial paper, certificates of deposit, time deposits, deposit notes and bank notes. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (residential and commercial) (and which may include “to be announced” (“TBA”)

MAY 1, 2022	1

Six Circles® Ultra Short Duration Fund (continued)

transactions), zero‑coupon securities, convertible securities, inflation-indexed bonds, repurchase agreements, privately-issued (Rule 144A) securities, structured notes, collateralized loan obligations, loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Fund may also invest in foreign securities, including emerging market securities, that are U.S. dollar denominated or non‑U.S. dollar denominated, and the Fund may seek to hedge such securities’ currency exposure to the U.S. dollar. The Fund may also invest in other investment companies, such as open‑end, closed‑end and exchange-traded funds.
Most of the Fund’s investments will be investment grade at the time of investment, although up to 10% of the Fund’s total assets may be invested in below investment grade securities (determined at the time of investment) as described below. The Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub‑Adviser (as defined below) to be of comparable quality at the time of investment. The Fund may invest up to 10% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub‑Adviser determines are of comparable quality. These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
Due to the nature of the investments in which the Fund is seeking to invest, a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price and to limit investment risk. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.

WHAT IS DURATION?
Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre‑payment rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. Investors should be aware that effective duration is not an exact measurement and may not predict a particular security’s sensitivity to changes in interest rates.
The Fund has flexibility to invest in derivatives and may use such instruments as substitutes for securities and other instruments in which the Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑Adviser. The Adviser engages the following Sub‑Advisers: BlackRock Investment Management, LLC (“BlackRock”), Goldman Sachs Asset Management, L.P.

2	SIX CIRCLES® FUNDS

(“Goldman”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal. Below is a summary of each current Sub‑Adviser’s investment approach.
BlackRock
With respect to its allocated portion of the Fund, BlackRock primarily invests in fixed and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of U.S. and non‑U.S. issuers, including emerging market securities, privately-issued securities, securitized products, including asset-backed and mortgage-backed securities (residential and commercial), structured securities, money market instruments, repurchase agreements and securities issued by investment companies. BlackRock may use derivatives such as options, futures or swap agreements to gain exposure to any or all of the foregoing types of investments. BlackRock will actively manage its portfolio and does not seek to replicate the performance of a specified index. The portfolio may have a higher portfolio turnover than portfolios that seek to replicate the performance of a specified index.
BlackRock’s portfolio management team invests across a range of assets while using a disciplined credit research process to analyze an underlying issuer’s creditworthiness and valuation. The strategy seeks to generate current income consistent with capital preservation by primarily investing in short-term, investment grade bonds.
Goldman
With respect to its allocated portion of the Fund, Goldman primarily invests, under normal circumstances, in money market instruments, including securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities, obligations of banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.
Goldman may also invest in U.S. dollar or non‑U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments, as well as certificates of deposit and fixed and floating rate asset-backed securities.
Goldman’s approach is to actively manage the portfolio while seeking to manage risk, maintain stability of principal and provide daily liquidity. Goldman strives to add value by actively managing the security and sector exposures of its portfolio, as well as the duration and term structure of the assets in the portfolio, among other things.
As of the date of this prospectus, due to current market conditions, the Adviser has reduced the portion of the Fund allocated to Goldman to zero.
PIMCO
With respect to its allocated portion of the Fund, PIMCO invests, under normal circumstances, mainly in a portfolio of bonds, debt securities, securitized products and other similar instruments issued by various U.S. and non‑U.S. public- or private-sector entities with varying maturities, which may be represented by forwards or derivatives such as options, futures or swap agreements.
PIMCO’s strategy focuses on active management of high-quality, fixed income and cash equivalent securities to seek to preserve principal and maintain liquidity. Multiple sources of value are used to seek to generate consistent returns, which include both top‑down and bottom‑up strategies. Considerations of term, credit, volatility and liquidity are combined with multiple concurrent strategies to build the portfolio and potentially generate value.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub‑Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

MAY 1, 2022	3

Six Circles® Ultra Short Duration Fund (continued)

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

4	SIX CIRCLES® FUNDS

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could

MAY 1, 2022	5

Six Circles® Ultra Short Duration Fund (continued)

expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
High Yield Securities Risk. The Fund may invest in securities that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Zero-Coupon Bond Risk. The market value of a zero‑coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
Restricted and Privately-Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non‑U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions

6	SIX CIRCLES® FUNDS

on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.
To‑Be‑Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Financial Services Sector Risk. The Fund may invest a significant portion of its assets in the financial services sector at various times. As a result, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services sector. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

MAY 1, 2022	7

Six Circles® Ultra Short Duration Fund (continued)

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For example, the current COVID‑19 pandemic has significantly stressed the financial resources of many municipalities, which may impair their ability to meet their financial obligations and harm the value of the Fund’s investments. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1‑week and 2‑month U.S. Dollar LIBOR settings will permanently cease;
(ii) immediately after June 30, 2023, publication of the overnight and 12‑month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1‑month, 3‑month and 6‑month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Non‑Money Market Fund Risk. The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.

8	SIX CIRCLES® FUNDS

Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. Each Sub‑Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub‑Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub‑Advisers. The Sub‑Advisers’ investment styles may not always be complementary. The Sub‑Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub‑Adviser may purchase a security for the Fund at the same time that another Sub‑Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub‑Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub‑Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub‑Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub‑Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.
Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set‑off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past three calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays 1‑3 Month U.S. Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	2nd quarter, 2020	1.96%

Worst Quarter	1st quarter, 2020	(0.73)%
The Fund’s year‑to‑date return through 3/31/22 was (0.84)%.

MAY 1, 2022	9

Six Circles® Ultra Short Duration Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Life of Fund (Since 7/9/18)
FUND
Return Before Taxes	0.15%	1.66%
Return After Taxes on Distributions	(0.24)	0.92
Return After Taxes on Distributions and Sale of Fund Shares	0.09	0.95
BLOOMBERG BARCLAYS 1‑3 MONTH U.S. TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.04	1.09
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Sub‑Advisers
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers, which allocations may be adjusted or eliminated at any time. BlackRock, Goldman and PIMCO are the current Sub‑Advisers to the Fund.
BlackRock

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Akiva Dickstein	2020	Managing Director
Scott MacLellan	2020	Director
Goldman

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
John Olivo	Inception	Managing Director
Kashif Mohiuddin	2022	Vice President
PIMCO

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Jerome Schneider	Inception	Managing Director
Andrew Wittkop	2020	Executive Vice President
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax‑advantaged investment plan.

10	SIX CIRCLES® FUNDS

Six Circles® Tax Aware Ultra Short Duration Fund

Ticker: CUTAX
What is the goal of the Fund?
The Fund seeks to generate current income consistent with capital preservation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b‑1) Fees	NONE

Other Expenses[3]	0.05%

Total Annual Fund Operating Expenses	0.30%

Fee Waivers and Expense Reimbursements[1,2]	(0.15%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.15%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2023, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2023 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	15	81	154	366
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 49.05% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 50% of its total assets in municipal securities, the income from which is exempt from federal income tax. The Fund also may invest in taxable instruments. While the Fund may invest in securities with various maturities, under normal market conditions, the Fund will seek to maintain an average effective portfolio duration of one year or less. Average effective portfolio duration could at times be higher, though it will not under normal market conditions exceed two years.
Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero‑coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted

MAY 1, 2022	11

Six Circles® Tax Aware Ultra Short Duration Fund (continued)

securities. The Fund may also invest in money market instruments. The portion of the Fund not invested in municipal securities may include investments in bonds, debt securities and other similar instruments issued by various U.S. and non‑U.S. public- or private-sector entities, including emerging market securities, and investments in investment companies, including open‑end, closed‑end and exchange-traded funds.
Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
Most of the Fund’s investments will be investment grade at the time of investment, although up to 10% of the Fund’s total assets may be invested in below investment grade securities as described below. The Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub‑Adviser (as defined below) to be of comparable quality. The Fund may invest up to 10% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub‑Adviser determines are of comparable quality. These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price and to limit investment risk. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.
While the Fund intends to generate tax‑exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non‑tax exempt securities and through sales of both tax‑exempt and non‑tax exempt securities. Also, although interest on municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

WHAT IS DURATION?
Duration is a measure of a debt security’s price sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre‑payment rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. Investors should be aware that effective duration is not an exact measurement and may not predict a particular security’s sensitivity to changes in interest rates.
The Fund has flexibility to invest in derivatives and may use such instruments as substitutes for securities and other instruments in which the Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform

12	SIX CIRCLES® FUNDS

differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑Adviser. The Adviser engages the following Sub‑Advisers: Insight North America LLC (“Insight”), Goldman Sachs Asset Management, L.P. (“Goldman”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal. The Fund expects that, when making allocation and investment decisions for the Fund, the Adviser and Sub‑Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub‑Advisers may determine that other factors are more important than tax treatment and thus cause the Fund to invest in investments that are not tax exempt. Below is a summary of each current Sub‑Adviser’s investment approach.
Insight
With respect to its allocated portion of the Fund, Insight normally invests substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Insight may temporarily invest in taxable bonds.
Insight focuses on using fundamental credit analysis to identify undervalued sectors and securities as well as opportunities in the municipal bond market arising from pricing inefficiencies in changing economic environments. Insight also seeks to identify relative value across various bond sectors, such as pre‑refunded bonds, general obligation bonds, and revenue bonds.
Insight takes a pragmatic, long term approach to investing to seek to identify bonds that are attractive, while taking into account risk. Insight uses four key inputs – relative value, credit quality, bond structure, and market opportunities – to identify target exposures and specific investments for the Fund.
Goldman
With respect to its allocated portion of the Fund, Goldman primarily invests, under normal circumstances, in municipal money market instruments, including securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax. Goldman may, from time to time, invest in taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.
Goldman’s approach is to actively manage the portfolio while seeking to manage risk, maintain stability of principal and provide daily liquidity. Goldman strives to add value by actively managing the security and sector exposures of its portfolio, as well as the duration and term structure of the assets in the portfolio, among other things.
As of the date of this prospectus, due to current market conditions, the Adviser has reduced the portion of the Fund allocated to Goldman to zero.
PIMCO
With respect to its allocated portion of the Fund, PIMCO invests, under normal circumstances, mainly in a portfolio of bonds, debt securities, securitized products and other similar instruments issued by various U.S. and non‑U.S. public- or private-sector entities with varying maturities, which may be represented by forwards or derivatives such as options, futures or swap agreements.
PIMCO’s strategy focuses on active management of high-quality, fixed income and cash equivalent securities, to seek to preserve principal and maintain liquidity. Multiple sources of value are used to seek to generate consistent returns, which include both top‑down and bottom‑up strategies. Considerations of term, credit, volatility and liquidity are combined with multiple concurrent strategies to build the portfolio and potentially generate value.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub‑Adviser’s expectations regarding particular instruments or markets are not met.

MAY 1, 2022	13

Six Circles® Tax Aware Ultra Short Duration Fund (continued)

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of

14	SIX CIRCLES® FUNDS

willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For example, the current COVID‑19 pandemic has significantly stressed the financial resources of many municipalities, which may impair their ability to meet their financial obligations and harm the value of the Fund’s investments. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.

MAY 1, 2022	15

Six Circles® Tax Aware Ultra Short Duration Fund (continued)

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Structured Municipal Product Risk. Structured municipal products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured municipal product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax‑exempt structured products may present tax issues not presented by investments in other short-term municipal or tax‑exempt securities. These issues might be resolved in a manner adverse to the Fund.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit

16	SIX CIRCLES® FUNDS

rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
High Yield Securities Risk. The Fund may invest in securities that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Zero-Coupon Bond Risk. The market value of a zero‑coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
Restricted and Privately-Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non‑U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.

MAY 1, 2022	17

Six Circles® Tax Aware Ultra Short Duration Fund (continued)

Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre‑tax income. Managing the Fund to maximize after‑tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre‑tax performance may be lower than that of a similar fund that is not tax‑managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax‑exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In such event, the value of such securities would likely fall, hurting the Fund’s performance. In addition, all or a portion of the Fund’s distributions that otherwise would have been exempt interest distributions would be treated as taxable distributions.
Alternative Minimum Tax Risk. The Fund may invest all of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax.
Municipal Securities Concentration Risk. The Fund may invest more than 25% of its total assets in municipal securities where the issuer is regarded as a state, city, municipality or other public authority or in municipal securities with governmental guarantees or in housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1‑week and 2‑month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12‑month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1‑month, 3‑month and 6‑month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that

18	SIX CIRCLES® FUNDS

any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Non‑Money Market Fund Risk. The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. Each Sub‑Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub‑Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub‑Advisers. The Sub‑Advisers’ investment styles may not always be complementary. The Sub‑Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub‑Adviser may purchase a security for the Fund at the same time that another
Sub‑Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub‑Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub‑Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub‑Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub‑Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past three calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the iMoneyNet Tax‑Free National Institutional Money Market Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	2nd quarter, 2020	1.32%

Worst Quarter	1st quarter, 2020	(0.19)%
The Fund’s year‑to‑date return through 3/31/22 was (0.89)%.

MAY 1, 2022	19

Six Circles® Tax Aware Ultra Short Duration Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Life of Fund (Since 7/9/18)
FUND
Return Before Taxes	0.08%	1.25%
Return After Taxes on Distributions	(0.06)	0.92
Return After Taxes on Distributions and Sale of Fund Shares	0.14	0.94

IMONEYNET TAX‑FREE NATIONAL INSTITUTIONAL MONEY MARKET INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.01	0.66
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Sub‑Advisers
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers, which allocations may be adjusted or eliminated at any time. Insight, Goldman and PIMCO are the current Sub‑Advisers to the Fund.
Insight

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Daniel Marques	Inception	Senior Portfolio Manager
Jeffrey Burger	Inception	Senior Portfolio Manager
Goldman

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
John Olivo	Inception	Managing Director
Kashif Mohiuddin	2022	Vice President
PIMCO

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Jerome Schneider	Inception	Managing Director
Andrew Wittkop	2020	Executive Vice President
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, the investor may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax‑advantaged investment plan.

20	SIX CIRCLES® FUNDS

Six Circles® U.S. Unconstrained Equity Fund

Ticker: CUSUX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b‑1) Fees	NONE
Other Expenses[3]	0.01%

Total Annual Fund Operating Expenses	0.26%

Fee Waivers and Expense Reimbursements[1,2]	(0.21%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.05%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2023, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2023 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	5	62	125	310
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 70.88% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund is generally unconstrained by any particular capitalization, style or industry sector. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified

MAY 1, 2022	21

Six Circles® U.S. Unconstrained Equity Fund (continued)

fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”). For each indexed investment strategy, the Sub‑Adviser seeks to replicate the performance of an index or sub‑index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub‑Adviser to replicate the performance of a public broad-based U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a US Healthcare Index, with respect to a portion of the Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.
In allocating the assets of the Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time, or add other investment strategies, including active strategies, managed by the Sub‑Advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed.
As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Adviser or Sub‑Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub‑Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

22	SIX CIRCLES® FUNDS

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Non‑Diversified Fund Risk. Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more

MAY 1, 2022	23

Six Circles® U.S. Unconstrained Equity Fund (continued)

vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub‑Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Tracking Error Risk. In carrying out the investment program of the Fund, the Sub‑Adviser will typically be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those Indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those Indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those Indexes or the costs to the Fund of complying with

24	SIX CIRCLES® FUNDS

various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those Indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past three calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the MSCI USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	2nd quarter, 2020	21.57%

Worst Quarter	1st quarter, 2020	(16.19)%
The Fund’s year‑to‑date return through 3/31/22 was (5.26)%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Life of Fund (Since 7/9/18)
FUND
Return Before Taxes	30.48%	20.09%
Return After Taxes on Distributions	24.35	17.78
Return After Taxes on Distributions and Sale of Fund Shares	19.47	15.34

MSCI USA INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	26.97	19.09
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

MAY 1, 2022	25

Six Circles® U.S. Unconstrained Equity Fund (continued)

Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Miles Wixon	Inception	Managing Director
Sub‑Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub‑Adviser to the Fund.
BlackRock

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Suzanne Henige, CFA	2019	Director
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema	2022	Director
Paul Whitehead	2022	Managing Director
Amy Whitelaw	Inception	Managing Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax‑advantaged investment plan.

26	SIX CIRCLES® FUNDS

Six Circles® International Unconstrained Equity Fund

Ticker: CIUEX
What is the goal of the Fund?
The Fund seeks to provide capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%

Distribution (Rule 12b‑1) Fees	NONE

Other Expenses[3]	0.05%

Total Annual Fund Operating Expenses	0.30%

Fee Waivers and Expense Reimbursements[1,2]	(0.20%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.10%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.50% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2023, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2023 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	10	76	148	361
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 61.71% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund primarily invests in the equity securities of non‑U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non‑U.S. country. Non‑U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non‑U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non‑U.S. country or has at least 50% of its total assets situated in a non‑U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the Fund’s focus, the Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The Fund may also invest a portion of its assets in securities of real

MAY 1, 2022	27

Six Circles® International Unconstrained Equity Fund (continued)

estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”). For each indexed investment strategy, the Sub‑Adviser seeks to replicate the performance of an index or sub‑index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public non‑U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub‑Adviser to replicate the performance of a public broad-based non‑U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a European Mid‑Cap Index, with respect to a portion of the Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.
In allocating the assets of the Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the Fund at any time, or add other investment strategies, including active strategies, managed by the Sub‑Advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the Fund at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Adviser or Sub‑Advisers, or the portion of the Fund allocated to it or them, may change over time. Generally, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on Fund transactions and manage a portion of the Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.

28	SIX CIRCLES® FUNDS

The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the Adviser’s and/or Sub‑Adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent

MAY 1, 2022	29

Six Circles® International Unconstrained Equity Fund (continued)

investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause the Sub‑Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.
Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.

30	SIX CIRCLES® FUNDS

Non‑Diversified Fund Risk. Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Large Cap Company Risk. To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk. Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk. Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.
Depositary Receipts (ADRs and GDRs) Risk. The Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. The Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Real Estate Investment Trusts Risk. The Fund’s investments in securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are also subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund

MAY 1, 2022	31

Six Circles® International Unconstrained Equity Fund (continued)

enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Tracking Error Risk. In carrying out the investment program of the Fund, the Sub‑Adviser will typically be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those Indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those Indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those Indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those Indexes do not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying indexed investment strategies in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies, may be incorrect in view of actual market conditions.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past three calendar years). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the MSCI World ex‑USA Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	4th quarter, 2020	16.10%

Worst Quarter	1st quarter, 2020	(25.55)%
The Fund’s year‑to‑date return through 3/31/22 was (7.39)%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Life of Fund (Since 7/9/18)
FUND
Return Before Taxes	14.04%	5.31%
Return After Taxes on Distributions	13.49	4.88
Return After Taxes on Distributions and Sale of Fund Shares	8.87	4.15

MSCI WORLD EX-USA INDEX

(Reflects No Deduction for Fees, Expenses or Taxes)	12.62	7.69
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

32	SIX CIRCLES® FUNDS

Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Miles Wixon	Inception	Managing Director
Sub‑Adviser
The Adviser currently allocates Fund assets to BlackRock, the current Sub‑Adviser to the Fund.
BlackRock

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Suzanne Henige, CFA	2019	Director
Jennifer Hsui, CFA	Inception	Managing Director
Peter Sietsema	2022	Director
Paul Whitehead	2022	Managing Director
Amy Whitelaw	Inception	Managing Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax‑advantaged investment plan.

MAY 1, 2022	33

Six Circles® Global Bond Fund

Ticker: CGLBX
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b‑1) Fees	NONE
Other Expenses[3]	0.05%

Total Annual Fund Operating Expenses	0.30%

Fee Waivers and Expense Reimbursements[1,2]	(0.19%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.11%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2023, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2023 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	11	77	149	362
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 308.56% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to provide total return by actively investing mainly in a global portfolio of investment grade fixed income securities with varying maturities. The Fund’s portfolio will consist of a variety of strategies providing exposures mainly across government, corporate and securitized credit fixed income sectors.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. Generally, such bonds will have varying maturities. As part of this investment strategy, the Fund will invest in some or all of the following: debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments, asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions) and other debt securities. Mortgage-related and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non‑agency), stripped MBS (mortgage securities split into interest-only and

34	SIX CIRCLES® FUNDS

principal only securities), commercial mortgage-backed securities (“CMBS”), or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may consist of zero‑coupon securities, convertible securities, inflation-linked securities (including Treasury Inflation Protected Securities), repurchase agreements, privately-issued (Rule 144A) securities, structured notes, collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations, and banks. The Fund may also invest in foreign securities, including emerging market securities, that are U.S. dollar denominated or non‑U.S. dollar denominated , and the Fund may seek to hedge such securities’ currency exposure to the U.S. dollar. The Fund may also invest in other investment companies, such as open‑end, closed‑end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
Under normal circumstances, the Fund will invest in a number of different countries around the world, with the portfolio as a whole economically tied to at least four countries, including the United States; however, the Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Fund’s investments will be investment grade at the time of investment, although up to 20% of the Fund’s total assets may be invested in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub‑Adviser (as defined below) to be of comparable quality at the time of investment. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy to hedge currency risk.
The Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income exposures and investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). Additionally, the Sub‑Advisers may in turn allocate to one or more additional sub‑advisers (each, a “Sub‑Sub‑Advisers”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub‑Adviser may also include a Sub‑Sub‑Adviser, as the context requires.

MAY 1, 2022	35

Six Circles® Global Bond Fund (continued)

In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub‑Advisers that target risk profiles and investment exposures across the global government, global corporate, and global securitized fixed income universe. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub‑Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑Adviser. The Sub‑Advisers are responsible for determining the amount of Fund assets allocated to each Sub‑Sub‑Adviser. The Adviser engages the following Sub-Advisers: BlackRock Investment Management, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”) and PGIM, Inc. (“PGIM”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal. Below is a summary of each current Sub‑Adviser’s investment approach.
BlackRock
With respect to its allocated portion of the Fund, BlackRock (together with BIL and BSL) will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public global bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on‑going strategic and tactical investment decisions for the Fund, represent different components of the fixed income universe, such as segments representing various geographies, industries, security types (e.g, government securities or asset-backed securities), credit ratings or maturities. BlackRock (together with BIL and BSL) will reallocate among segments as instructed by the Adviser.
PGIM
With respect to its allocated portion of the Fund, PGIM (together with PGIML) will actively manage two components of the Fund’s investment strategy. In the first component PGIM (together with PGIML) will invest primarily in government bonds, interest rate securities and derivatives. In the second component PGIM (together with PGIML) will invest primarily in corporate, credit intensive bonds and credit derivatives.
PIMCO
With respect to its allocated portion of the Fund, PIMCO will actively invest mainly in a portfolio of securitized debt, interest rate derivatives, and derivatives tied to securitized debt (including covered bonds, MBS, asset-backed securities, CMBS, and CLOs).
The Fund’s Main Investment Risks

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.

36	SIX CIRCLES® FUNDS

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances

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Six Circles® Global Bond Fund (continued)

could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

38	SIX CIRCLES® FUNDS

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High

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Six Circles® Global Bond Fund (continued)

yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Zero-Coupon Bond Risk. The market value of a zero‑coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1‑week and 2‑month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12‑month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1‑month, 3‑month and 6‑month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, volatility unavailability or replacement, all of which may affect the value, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Restricted and Privately-Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non‑U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds

40	SIX CIRCLES® FUNDS

traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.
To‑Be‑Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Financial Services Sector Risk. The Fund may invest a significant portion of its assets in the financial services sector at various times. As a result, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services sector. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.
Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia
Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a Fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Management Risk. The Fund is subject to management risk. Each Sub‑Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. For example, BlackRock or the Fund may fail to achieve or enhance the performance of the

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Six Circles® Global Bond Fund (continued)

fixed income index segments selected by the Adviser. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub‑Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Tracking Error Risk. In carrying out the investment program of the Fund, BlackRock will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub‑Advisers. The Sub‑Advisers’ investment styles may not always be complementary. The Sub‑Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub‑Adviser may purchase a security for the Fund at the same time that another Sub‑Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub‑Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub‑Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub‑Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub‑Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Non‑Diversified Fund Risk. Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.
Inflation-Linked Securities Risk. Inflation-linked securities, including CPI‑U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., CPI‑U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

42	SIX CIRCLES® FUNDS

Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set‑off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past calendar year). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays Global Aggregate Index – Hedged USD. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	2nd quarter, 2021	0.79%

Worst Quarter	1st quarter, 2021	(1.60)%
The Fund’s year‑to‑date return through 3/31/22 was (3.95)%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Life of Fund (Since 5/19/20)
FUND
Return Before Taxes	(0.74)%	1.17%
Return After Taxes on Distributions	(1.77)	0.36
Return After Taxes on Distributions and Sale of Fund Shares	(0.44)	0.56

BLOOMBERG BARCLAYS GLOBAL AGGREGATE INDEX-HEDGED USD
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.39)	0.77
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Sub‑Advisers and Sub‑Sub‑Advisers
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers (two of which in turn allocate assets to their respective Sub‑Sub‑Advisers), which allocations may be adjusted at any time. BlackRock, PIMCO and PGIM are the current Sub‑Advisers to the Fund and BIL, BSL and PGIML are the current Sub‑Sub‑Advisers to the Fund.

MAY 1, 2022	43

Six Circles® Global Bond Fund (continued)

BlackRock, BIL and BSL

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Scott Radell	Inception	Managing Director
Joel Silva	Inception	Director
PIMCO

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Daniel H. Hyman	Inception	Managing Director
Munish Gupta	2020	Senior Vice President
PGIM and PGIML

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Edward Farley	Inception	Managing Director
Robert Tipp	Inception	Managing Director
Matthew Angelucci	Inception	Principal
David Del Vecchio	2021	Managing Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax‑advantaged investment plan.

44	SIX CIRCLES® FUNDS

Six Circles® Tax Aware Bond Fund

Ticker: CBTAX
What is the goal of the Fund?
The Fund seeks to provide after‑tax total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.25%
Distribution (Rule 12b‑1) Fees	NONE
Other Expenses[3]	0.03%

Total Annual Fund Operating Expenses	0.28%

Fee Waivers and Expense Reimbursements[1,2]	(0.15%)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.13%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.40% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2023, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2023 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	13	75	142	341
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 13.54% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to provide after‑tax total return by actively investing mainly in fixed income securities of varying maturities. The Fund’s portfolio consists of a variety of strategies providing exposure across mainly municipal bonds with varying maturity ranges and other characteristics.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. In addition, at least 50% of the Fund’s assets will be invested in municipal securities, the income from which is exempt from federal income tax. The Fund will provide shareholders with at least 60 days’ prior notice of any change to these investment policies. Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero‑coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in

MAY 1, 2022	45

Six Circles® Tax Aware Bond Fund (continued)

pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted securities. Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer has disclosed or otherwise confirmed that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. While the Fund intends to generate tax‑exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non‑tax exempt securities and through sales of both tax‑exempt and non‑tax exempt securities. The Fund may also invest in taxable fixed income instruments.
For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Fund may also invest in corporate and other taxable bonds, debt securities and similar instruments issued by various public- or private-sector entities in the United States and its territories and possessions, including U.S. Treasuries, as well as securities issued by investment companies, including open‑end, closed‑end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Fund’s investments will be investment grade at the time of investment, although the Fund may invest up to 20% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”). The Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub‑Adviser (as defined below) to be of comparable quality at the time of investment. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration and credit quality and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, and options, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund.
While the Fund intends to generate tax‑exempt income through its municipal securities investments, it will generate taxable income and gains through investments in non‑tax exempt securities and through sales of both tax‑exempt and non‑tax exempt securities. Also, although interest on municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
The Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income exposures and investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub‑Advisers that target risk and investment exposures primarily across U.S. municipal fixed income maturity ranges. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub‑Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of

46	SIX CIRCLES® FUNDS

fixed income exposures and investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑Adviser. The Adviser engages the following Sub-Advisers: Capital International, Inc. (“Capital”), Nuveen Asset Management, LLC (“Nuveen”), Allspring Global Investments, LLC (“Allspring”) and BlackRock Investment Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Sub‑Advisers may invest the Fund’s assets among a range of issuers based on strategic positioning and other tactical considerations that focus on factors expected to impact returns. The Sub‑Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. The Fund expects that, when making allocation and investment decisions for the Fund, the Adviser and Sub‑Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub‑Advisers may determine that other factors are more important than tax treatment and thus cause the Fund to invest in investments that are not tax exempt. Below is a summary of each current Sub‑Adviser’s investment approach.
Capital
With respect to its allocated portion of the Fund, Capital will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public U.S. municipal bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on‑going strategic and tactical investment decisions for the Fund, represent different maturity components of the U.S. municipal bond universe. Capital will reallocate among segments as instructed by the Adviser.
Nuveen
With respect to its allocated portion of the Fund, Nuveen will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax and seek to generate returns by actively managing the portfolio.
Allspring
With respect to its allocated portion of the Fund, Allspring will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax and seek to generate returns by actively managing the portfolio.
BlackRock
With respect to its allocated portion of the Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.

MAY 1, 2022	47

Six Circles® Tax Aware Bond Fund (continued)

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For example, the current COVID‑19 pandemic has significantly stressed the financial resources of many municipalities, which may impair their ability to meet their financial obligations and harm the value of the Fund’s investments. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two

48	SIX CIRCLES® FUNDS

securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Inflation-Linked Securities Risk. Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in

MAY 1, 2022	49

Six Circles® Tax Aware Bond Fund (continued)

market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., CPI‑U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Structured Municipal Product Risk. Structured municipal products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured municipal product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax‑exempt structured products may present tax issues not presented by investments in other short-term municipal or tax‑exempt securities. These issues might be resolved in a manner adverse to the Fund.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
High Yield Securities Risk. The Fund may invest in securities that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Zero-Coupon Bond Risk. The market value of a zero‑coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
Tax Aware Investing Risk. The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre‑tax income. Managing the Fund to maximize after‑tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre‑tax performance may be lower than that of a similar fund that is not tax‑managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1‑week and 2‑month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12‑month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1‑month, 3‑month and 6‑month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

50	SIX CIRCLES® FUNDS

sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax‑exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In such event, the value of such securities would likely fall, hurting the Fund’s performance. In addition, all or a portion of the Fund’s distributions that otherwise would have been exempt interest distributions would be treated as taxable distributions.
Alternative Minimum Tax Risk. The Fund may invest all of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax.
Municipal Securities Concentration Risk. The Fund may invest more than 25% of its total assets in municipal securities where the issuer is regarded as a state, city, municipality or other public authority or in municipal securities with governmental guarantees or in housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

MAY 1, 2022	51

Six Circles® Tax Aware Bond Fund (continued)

Management Risk. The Fund is subject to management risk. Each Sub‑Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. For example, Capital or the Fund may fail to achieve or enhance the performance of the fixed income index segments selected by the Adviser. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub‑Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Tracking Error Risk. In carrying out the investment program of the Fund, BlackRock will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying    exposures in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub‑Advisers. The Sub‑Advisers’ investment styles may not always be complementary. The Sub‑Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub‑Adviser may purchase a security for the Fund at the same time that another Sub‑Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub‑Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub‑Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub‑Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub‑Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Non‑Diversified Fund Risk. Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past calendar year). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays 1‑15 Year Municipal Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	2nd quarter, 2021	1.31%

Worst Quarter	1st quarter, 2021	(0.51)%
The Fund’s year‑to‑date return through 3/31/22 was (5.36)%.

52	SIX CIRCLES® FUNDS

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Life of Fund (Since 5/19/20)
FUND
Return Before Taxes	1.05%	3.74%
Return After Taxes on Distributions	0.62	3.47
Return After Taxes on Distributions and Sale of Fund Shares	0.62	2.82

BLOOMBERG BARCLAYS 1‑15 YEAR MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.86	3.00
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Sub‑Advisers
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers, which allocations may be adjusted at any time. Capital, Nuveen, Allspring and BlackRock are the current Sub-Advisers to the Fund.
Capital

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser or its Affiliate
Karl J. Zeile	Inception	Partner
Mark Marinella	Inception	Partner
Aaron Applebaum*	Inception	Partner
Chad M. Rach	Inception	Partner
Courtney Wolf	2022	Partner
Vikas Malhotra	2022	Vice President
*	Aaron Applebaum has announced that he will be retiring from Capital in July 2022.
Nuveen

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Stephen J. Candido, CFA	Inception	Managing Director, Portfolio Manager
Paul L. Brennan, CFA	2020	Managing Director, Portfolio Manager
Allspring

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Robert Miller	Inception	Senior Portfolio Manager
Terry Goode	Inception	Senior Portfolio Manager
Nicholos Venditti	2020	Senior Portfolio Manager
BlackRock

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Scott Radell	2021	Managing Director
Joel Silva	2021	Director
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, the investor may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax‑advantaged investment plan.

MAY 1, 2022	53

Six Circles® Credit Opportunities Fund

Ticker: CRDOX
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1,2]	0.75%
Distribution (Rule 12b‑1) Fees	NONE
Other Expenses[3]	0.06%

Total Annual Fund Operating Expenses	0.81%

Fee Waivers and Expense Reimbursements[1,2]	(0.56)%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1,2]	0.25%

1
The Fund’s adviser, J.P. Morgan Private Investments Inc. (“JPMPI”) and/or its affiliates have contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the adviser is contractually required to pay the Fund’s sub‑advisers. Thereafter, this waiver will continue for subsequent one‑year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Six Circles Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board of Trustees of the Six Circles Trust, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Fund.

2
Additionally, the Fund’s adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.95% of the average daily net assets of the Fund (the “Expense Cap”). An expense reimbursement by the Fund’s adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through 04/30/2023, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

3	“Other Expenses” are based on actual expenses incurred in the most recent fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the
Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 04/30/2023 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	26	202	394	949
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 51.33% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is designed to provide total return by investing mainly in global fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.
As part of this investment strategy, the Fund may invest in the following instruments (though the Fund may not necessarily hold all of these instruments at any given time): high yield debt securities of U.S. and non‑U.S. corporate issuers, fixed and floating rate debt securities issued in developed and emerging markets, bank loans, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments (sovereign debt), asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions), other debt securities and preferred stock. Non‑U.S. instruments, including emerging markets debt, may be U.S. dollar or local currency denominated. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may consist of zero‑coupon securities, convertible securities, including convertible bonds and preferred stock, inflation-indexed bonds, repurchase agreements, privately issued (Rule 144A) securities,

54	SIX CIRCLES® FUNDS

structured notes, collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Fund may also invest in obligations issued, guaranteed or originated by U.S. or foreign banks, including bank loans originated by banks to companies of different types. The Fund may invest in commercial paper, including asset-backed commercial paper. The Fund’s investment in non‑U.S. dollar denominated bonds may be on a currency hedged or unhedged basis. The Fund also may invest up to 10% of its net assets in domestic and foreign common stock (provided that such limit will not prevent the Fund from receiving stock or other equity securities as a result of the bankruptcy, restructuring or reorganization of a company whose debt instruments are held by the Fund). The Fund can also invest, to the extent consistent with its investment objective, in non‑U.S. and emerging market securities and currencies. The Fund also may invest in other investment companies, such as open‑end, closed‑end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity. The Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization (“NRSRO”) or, if such instruments are unrated, (ii) will be deemed by a Sub‑Adviser (as defined below) to be of comparable quality at the time of investment. The Fund may invest in fixed income instruments with a credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively. The Fund may invest up to 10% of its net assets in instruments that are in default or issued by a company in bankruptcy. An instrument’s quality, and its default or bankruptcy status, is determined at the time of purchase, and instruments or their issuers may be downgraded, decline in credit quality or go into default or bankruptcy after purchase.
The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Fund can invest or to increase income or gain to the Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy, including options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non‑deliverable forwards), forward rate agreements and currency swaps, caps and floors.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings) in fixed income, debt or credit instruments and other related instruments with similar economic characteristics. For purposes of the 80% investment policy, the Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Fund will provide shareholders with at least 60 days’ prior notice of any changes to its 80% investment policy.
The Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Fund’s portfolio may be in the financial services sector.
The Fund will likely engage in active and frequent trading. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolio by allocating the Fund’s assets among fixed income sectors and strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). Additionally, the Sub‑Advisers may in turn allocate to one or more additional sub‑advisers (each, a “Sub‑Sub‑Advisers”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub‑Adviser may also include a Sub‑Sub‑Adviser, as the context requires.
The Adviser allocates assets among Sub‑Advisers managing high yield debt, short duration credit and emerging markets debt (including dollar and local currency debt) strategies, but expects over time, depending on market conditions, to expand the Fund’s investments to other opportunistic credit strategies, including preferred stock, convertibles, bank loans and securitized fixed income.

MAY 1, 2022	55

Six Circles® Credit Opportunities Fund (continued)

In allocating the assets of the Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub‑Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund, or add other investment strategies managed by the Sub‑Advisers. In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Fund is exclusively designed. As such, the Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑Adviser. The Sub‑Advisers are responsible for determining the amount of Fund assets allocated to each Sub‑Sub‑Adviser. The Adviser engages the following Sub‑Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Federated Investment Management Company (“Federated”), Lord, Abbett & Co. LLC (“Lord Abbett”), BlueBay Asset Management LLP (“BlueBay”), Muzinich & Co., Inc. (“Muzinich”) and Pacific Investment Management Company LLC (“PIMCO”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) with respect to BlackRock’s High Yield Strategy, while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Fund allocated to them may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal. Below is a summary of each current Sub‑Adviser’s investment approach.
BlackRock — High Yield
With respect to the portion of the Fund allocated to BlackRock’s High Yield Strategy, BlackRock (together with BIL) will invest primarily in high yield non‑investment grade bonds with maturities of ten years or less. To add additional diversification, BlackRock (together with BIL) can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. A substantial portion of the Fund allocated to BlackRock (together with BIL) may be invested in non‑U.S. dollar denominated bonds of issuers located outside of the United States. Securities are purchased for the Fund when BlackRock (together with BIL) determines that they have the potential for above-average total return.
BlackRock — Passive Treasury
With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.
PGIM — High Yield
With respect to its allocated portion of the Fund, PGIM (together with PGIML) primarily seeks investments that pay interest and other income and secondarily investments that will increase in value. In managing its portion of the Fund’s assets, PGIM (together with PGIML) uses a combination of top down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security. A substantial portion of the Fund allocated to PGIM (together with PGIML) may be invested in non‑U.S. dollar denominated bonds of issuers located outside of the United States.
Federated — High Yield
With respect to its allocated portion of the Fund, Federated selects securities that it believes have attractive risk-return characteristics. The securities in which Federated invests will have high yields primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Fund. Federated attempts to select bonds for investment by the Fund which

56	SIX CIRCLES® FUNDS

offer high potential returns for the default risks being assumed. Federated’s securities selection process consists of a credit-intensive, fundamental analysis of the issuing firm.
As of the date of this prospectus, the Adviser has reduced the portion of the Fund allocated to Federated to zero, and, as of the expiration of the Fund’s sub-advisory agreement with Federated on July 28, 2022, Federated will no longer serve as a Sub‑Adviser. Accordingly, as of July 28, 2022, all references to Federated are hereby removed from this prospectus.
Lord Abbett — Short Duration Credit
With respect to its allocated portion of the Fund, the Lord Abbett portfolio management team utilizes a multi-sector, credit focused approach, emphasizing the short maturity segments of investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds. The team combines top‑down and bottom‑up analysis to construct its strategic yield-based portfolio, using a blend of quantitative and fundamental research. As part of its top down analysis, the Lord Abbett team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks. The Lord Abbett team employs bottom‑up analysis to identify and select securities for investment based on in‑depth company, industry, and market research and analysis. Lord Abbett may actively rotate sector exposure based on its assessment of relative value. Lord Abbett may engage in active and frequent trading of portfolio securities in its allocated portion of the Fund.
BlueBay — European High Yield Debt
With respect to its allocated portion of the Fund, BlueBay invests predominantly in European below investment-grade corporate debt with a focus on capital preservation. Credit selection is driven by rigorous proprietary bottom up fundamental analysis with an emphasis on downside stress testing. Single name credit analysis is supplemented by economic, policy and political inputs, which combine to help determine the sectoral and geographic composition of the portfolio, as well as the correlation of the strategy to the overall market. BlueBay invests across secured and unsecured assets.
Muzinich — Global Short Duration Crossover
With respect to its allocated portion of the Fund, Muzinich manages a global short duration crossover strategy blending investment-grade with high yield corporate bonds, seeking to enhance yield while mitigating risk. For this strategy, Muzinich invests predominantly in corporate bonds with a rating ranging from A to B by S&P or Fitch and/or A1 to B3 by Moody’s, while typically maintaining an average portfolio duration of less than two years. The strategy aims to generate strong risk-adjusted returns and achieve capital preservation through prudent asset allocation between short duration investment-grade bonds, which have historically been more correlated to sovereign debt, and high yield bonds, which tend to be more correlated to equity markets.
PIMCO — Emerging Markets Debt
With respect to the portion of the Fund allocated to PIMCO’s Emerging Markets Debt Strategy, PIMCO invests predominantly in fixed income instruments (including bonds, debt securities and other similar instruments) issued by various U.S. and non‑U.S. public- or private-sector entities that are economically tied to emerging market countries, which instruments may be represented by forwards or derivatives such as options, futures or swap agreements. Such instruments may be denominated in U.S. dollars and in non‑U.S. currencies. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. For this strategy, PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. PIMCO may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or countries.
PIMCO — Asia High Yield
With respect to the portion of the Fund allocated to PIMCO’s Asia High Yield Strategy, PIMCO invests in a combination of fixed income instruments of issuers that are economically tied to Asia ex-Japan countries and related derivatives on such securities. PIMCO will utilize a credit (i.e., fixed income) strategy that seeks to deploy PIMCO’s total return investment approach. This total return investment approach includes both top-down and bottom-up decision making inputs to help PIMCO to identify multiple sources of value. Top-down strategies focus on both short-term and longer-term global macroeconomic considerations and forces likely to influence the global economy and financial markets (such as interest rates and the rate of inflation) and provide context for regional and sector selection. Bottom-up strategies drive the security selection process by analyzing individual securities and are key to PIMCO’s ability to select what PIMCO considers to be undervalued securities in the fixed income market.

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Six Circles® Credit Opportunities Fund (continued)

The Fund’s Main Investment Risks

An investment in this Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of the Fund should be evaluated only in the context of your complete investment program. The Fund is managed to take into account the investment goals of the broader investment program and therefore changes in value of the Fund may be particularly pronounced and the Fund may underperform a similar fund managed without consideration of the broader investment program. The Fund is NOT designed to be used as a stand-alone investment.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, their credit quality may deteriorate. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the borrower when the Fund invests in a loan participation. High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate

58	SIX CIRCLES® FUNDS

sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Distressed Securities Risk. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.
Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by borrowers with loan terms nor any set‑off rights, and the Fund may not benefit directly from any posted collateral. As a result, the Fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, floating rate loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
Impairment of Collateral Risk. The value of collateral securing a debt instrument could decline, be insufficient to satisfy the obligation or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized debt instrument may not be fully collateralized and can decline significantly in value.
Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary

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Six Circles® Credit Opportunities Fund (continued)

receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
Sovereign Obligations Risk. The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Derivatives Risk. Derivatives, including futures, options, swaps and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. In addition, the possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Counterparty Risk. The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.

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Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk, which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Zero-Coupon Bond Risk. The market value of a zero‑coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.
LIBOR Discontinuance or Unavailability Risk. The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1‑week and 2‑month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12‑month U.S. Dollar LIBOR settings will

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Six Circles® Credit Opportunities Fund (continued)

permanently cease; and (iii) immediately after June 30, 2023, the 1‑month, 3‑month and 6‑month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability, or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Restricted and Privately Placed Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non‑U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.
Inflation-Linked Securities Risk. Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., CPI‑U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Exchange-Traded Fund (“ETF”) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Structured Notes Risk. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile, and such notes may have a limited trading

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market, making it difficult to value them or sell them at an acceptable price. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.
To‑Be‑Announced (“TBA”) Transactions Risk. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date or if the counterparty does not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. TBA transactions involve counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Financial Services Sector Risk. The Fund may invest a significant portion of its assets in the financial services sector at various times. As a result, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services sector. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund.
Asia Pacific Market Risk. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of a Fund.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If a Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in Mainland China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments in Mainland China involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one‑party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over

MAY 1, 2022	63

Six Circles® Credit Opportunities Fund (continued)

Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.
Though Taiwan is not dominated by one‑party rule and employs a free market economy, Taiwan’s political and economic relationship with Mainland China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan. At times, there may be a high correlation among the Mainland Chinese and Taiwanese markets.
Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non‑Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non‑Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. Each Sub‑Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub‑Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Tracking Error Risk. In carrying out the investment program of the Fund, BlackRock will typically be instructed by the Adviser to replicate the performance of one or more indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of those indexes. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in those indexes, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value (“NAV”)), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to those indexes or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while those indexes do not. Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an index includes such securities.
Multi-Manager Risk. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub‑Advisers. The Sub‑Advisers’ investment styles may not always be complementary. The Sub‑Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub‑Adviser may purchase a security for the Fund at the same time that another Sub‑Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub‑Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub‑Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub‑Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub‑Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Collateralized Loan Obligations Risk. Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral

64	SIX CIRCLES® FUNDS

defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk. Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Non‑Diversified Fund Risk. Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Convertible Securities and Contingent Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities may be lower-rated securities subject to greater levels of credit risk.
Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year since the Fund’s inception (i.e., for the past calendar year). The table shows the average annual total returns for the past one year and life of the Fund. The table compares that performance to the Bloomberg Barclays U.S. Intermediate Corporate Bond Index. Past
performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.sixcirclesfunds.com or by calling 1‑212‑464‑2070.

Best Quarter	2nd quarter, 2021	2.01%

Worst Quarter	1st quarter, 2021	0.19%
The Fund’s year‑to‑date return through 3/31/22 was (4.60)%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2021)

	Past 1 Year	Life of Fund (Since 8/19/20)
FUND
Return Before Taxes	3.42%	5.56%
Return After Taxes on Distributions	1.98	4.11
Return After Taxes on Distributions and Sale of Fund Shares	2.02	3.63

BLOOMBERG BARCLAYS U.S. INTERMEDIATE CORPORATE BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.00)	0.52
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

65	SIX CIRCLES® FUNDS

Management
Investment Adviser
J.P. Morgan Private Investments Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Richard Madigan	Inception	Managing Director and Chief Investment Officer
Jeffrey Gaffney	Inception	Managing Director
Michael Gray	Inception	Managing Director
Sub‑Advisers and Sub‑Sub‑Advisers
The Adviser allocates Fund assets for each investment strategy to Sub‑Advisers (two of which in turn allocate assets to their respective Sub‑Sub‑Advisers, as indicated), which allocations may be adjusted at any time. BlackRock, PGIM and Federated are the current Sub‑Advisers to the Fund and BIL and PGIML are the current Sub‑Sub‑Advisers to the Fund.
BlackRock and BIL – High Yield

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Mitchel Garfin	Inception	Managing Director
David Delbos	Inception	Managing Director
BlackRock – Passive Treasury

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Scott Radell	2021	Managing Director
Joel Silva	2021	Director
PGIM and PGIML

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Robert Cignarella	Inception	Managing Director
Brian Clapp	Inception	Principal
Ryan Kelly	Inception	Principal
Robert Spano	Inception	Principal
Michael Gormally	2022	Vice President
Federated

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Mark E. Durbiano, CFA	Inception	Senior Portfolio Manager; Head of Domestic High Yield Group
Kathryn P. Glass, CFA	2020	Portfolio Manager
Thomas Scherr, CFA	2020	Portfolio Manager
Steven J. Wagner	2020	Senior Portfolio Manager
Lord Abbett

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Andrew H. O’Brien	2020	Partner and Portfolio Manager
Robert A. Lee	2020	Partner and Co‑Head of Taxable Fixed Income
Kewjin Yuoh	2020	Partner and Portfolio Manager
Steven F. Rocco	2020	Partner and Co‑Head of Taxable Fixed Income
Harris A. Trifon	2021	Managing Director and Portfolio Manager
Adam C. Castle, CFA	2021	Managing Director and Portfolio Manager
Yoana N. Koleva, CFA	2022	Managing Director and Portfolio Manager

66	SIX CIRCLES® FUNDS

BlueBay

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Justin Jewell	2021	Partner, Head of European Leveraged Finance, Senior Portfolio Manager
Rajat Mittal	2021	Portfolio Manager
Muzinich

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Tatjana Greil-Castro	2021	Portfolio Manager
Christina Bastin	2021	Portfolio Manager
Joseph Galzerano	2021	Portfolio Manager
Craig Guttenplan	2021	Portfolio Manager
Ian Horn	2021	Portfolio Manager
PIMCO – Emerging Markets Debt

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Pramol Dhawan	2021	Head of Emerging Markets Portfolio Management
Yacov Arnopolin	2021	Portfolio Manager
Javier Romo	2021	Portfolio Manager
PIMCO – Asia High Yield

Portfolio Manager	Managed Fund Since	Primary Title with Sub‑Adviser
Stephen Chang	2021	Portfolio Manager
Abhijeet Neogy	2021	Portfolio Manager
Lucien Lu	2021	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund is designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Fund.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when an investor’s investment is in an IRA, 401(k) plan or other tax‑advantaged investment plan, in which case the investor may be subject to federal income tax upon withdrawal from the tax‑advantaged investment plan.

MAY 1, 2022	67

More About the Funds

SIX CIRCLES ULTRA SHORT DURATION FUND (“ULTRA SHORT DURATION FUND”)
Investment Objective
The Ultra Short Duration Fund’s objective is to generate current income consistent with capital preservation.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The Ultra Short Duration Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Ultra Short Duration Fund will achieve its investment objective.
Principal Investment Strategies
The Ultra Short Duration Fund mainly invests in U.S. dollar and non‑U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. While the Ultra Short Duration Fund may invest in securities with various maturities, under normal market conditions, the Ultra Short Duration Fund will seek to maintain an average effective portfolio duration of one year or less. Average effective portfolio duration could at times be higher, though it will not under normal market conditions exceed two years.
As part of its principal investment strategy, the Ultra Short Duration Fund may invest in debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, municipal securities, securities issued or guaranteed by supranational organizations and securities issued or guaranteed by foreign governments. The Ultra Short Duration Fund may also invest in money market instruments such as certain instruments described above, as well as commercial paper, certificates of deposit, time deposits, deposit notes and bank notes. The instruments in which the Fund invests may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include “to be announced” (“TBA”) transactions), zero‑coupon securities, convertible securities, inflation-indexed bonds, repurchase agreements, privately-issued (Rule 144A) securities, structured notes, collateralized loan obligations, loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates.
The Ultra Short Duration Fund may also invest in foreign securities that are U.S. dollar denominated and non‑U.S. dollar denominated , and the Ultra Short Duration Fund will seek to hedge such securities’ currency exposure to the U.S. dollar. The
Ultra Short Duration Fund may also invest in other investment companies, such as open‑end, closed‑end and exchange-traded funds.
Due to the nature of the investments in which the Ultra Short Duration Fund is seeking to invest, a significant portion of the issuers of the investments in the Ultra Short Duration Fund’s portfolio may be in the financial services sector.
Most of the Ultra Short Duration Fund’s investments will be investment grade at the time of investment, although up to 10% of the Ultra Short Duration Fund’s total assets may be invested in below investment grade securities (determined at the time of investment) as described below. The Ultra Short Duration Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub‑Adviser (as defined below) to be of comparable quality. The Ultra Short Duration Fund may invest up to 10% of its total assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub‑Adviser determines are of comparable quality. These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Ultra Short Duration Fund has flexibility to invest in derivatives and may use such instruments as substitutes for securities and other instruments in which the Ultra Short Duration Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Ultra Short Duration Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Ultra Short Duration Fund.
The Ultra Short Duration Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub‑Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively

68	SIX CIRCLES® FUNDS

managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Ultra Short Duration Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The Adviser constructs the Ultra Short Duration Fund’s portfolio by allocating the Ultra Short Duration Fund’s assets among investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”).
The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Ultra Short Duration Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Ultra Short Duration Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Ultra Short Duration Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Ultra Short Duration Fund is exclusively designed. As such, the Ultra Short Duration Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Ultra Short Duration Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑Adviser. The Adviser engages the following Sub‑Advisers: BlackRock Investment Management, LLC (“BlackRock”), Goldman Sachs Asset Management, L.P. (“Goldman”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Ultra Short Duration
Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Ultra Short Duration Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Ultra Short Duration Fund and for placing orders for the Ultra Short Duration Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Ultra Short Duration Fund transactions and manage a portion of the Ultra Short Duration Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Ultra Short Duration Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Sub‑Advisers may invest the Ultra Short Duration Fund’s assets among a range of sectors based on strategic positioning that focuses on factors expected to impact returns over the long term and other tactical considerations that focus on factors that are expected to impact returns over the short to medium term. The Sub‑Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. Below is a summary of each Sub‑Adviser’s principal investment strategies.
BlackRock
With respect to its allocated portion of the Ultra Short Duration Fund, BlackRock primarily invests in fixed- and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of non‑U.S. issuers, privately-issued securities, securitized products, including asset-backed and mortgage-backed securities (residential and commercial), structured securities, money market instruments, repurchase agreements and securities issued by investment companies. BlackRock may use derivatives such as options, futures or swap agreements to gain exposure to any or all of the foregoing types of investments. BlackRock or its affiliates may advise the money market funds and investment companies in which the Ultra Short Duration Fund may invest. BlackRock will actively manage its portfolio and does not seek to replicate the performance of a specified index. The portfolio may have a higher portfolio turnover than portfolios that seek to replicate the performance of a specified index.
BlackRock’s portfolio management team invests across a range of assets while using a disciplined credit research process to analyze an underlying issuer’s creditworthiness and valuation. The strategy seeks to generate current income consistent with capital preservation by primarily investing in short-term, investment grade bonds.

MAY 1, 2022	69

More About the Funds (continued)

Goldman
With respect to its allocated portion of the Ultra Short Duration Fund, Goldman primarily invests, under normal circumstances, in money market instruments, including securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities, obligations of banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements. Goldman may also invest in U.S. dollar or non‑U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments, as well as certificates of deposit and fixed and floating rate asset-backed securities.
Goldman’s approach is to actively manage the portfolio while seeking to manage risk, maintain stability of principal and provide daily liquidity. Goldman strives to add value by actively managing the security and sector exposures of its portfolio, as well as the duration and term structure of the assets in the portfolio, among other things. Duration and term structure decisions reflect Goldman’s view on the timing and direction of monetary policy, as well as the Ultra Short Duration Fund’s immediate and near-term cash requirements. Sector and individual security selection decisions also depend on guidelines, as well as on fundamental and quantitative sector research that seeks to optimize the risk/return profile of the portfolio. Security selection is restricted to issuers on a credit approved list that reflects guidelines established by Goldman as well as the Goldman Sachs Credit Department’s view that the issuer is a highly rated, stable or improving credit over a short-term investment horizon. Rigorous management of credit, interest rate and liquidity risk form the cornerstone of Goldman’s investment process.
As of the date of this prospectus, due to current market conditions, the Adviser has reduced the portion of the Ultra Short Duration Fund allocated to Goldman to zero.
PIMCO
With respect to its allocated portion of the Ultra Short Duration Fund, PIMCO invests, under normal circumstances, mainly in a portfolio of bonds, debt securities, securitized products and other similar instruments issued by various U.S. and non‑U.S. public- or private-sector entities with varying maturities, which may be represented by forwards or derivatives such as options, futures or swap agreements.
PIMCO’s strategy focuses on active management of high-quality, fixed income and cash equivalent securities. Preserving principal and maintaining liquidity are paramount and consistent with prudent management in the strategy. Portfolio construction is designed so that no single strategy dominates returns. Multiple sources of value are used to seek to generate consistent returns, which include both top‑down and bottom‑up strategies. Top‑down strategies focus on duration, yield curve positioning, volatility, and sector rotation. These strategies are deployed from PIMCO’s macro view of the forces likely to influence the economy and financial markets over the next three to five years. As a complement, bottom‑up strategies drive the security selection process and facilitate the identification and analysis of undervalued securities. Advanced proprietary analytics are employed to combine perspectives from both the portfolio and security levels.
Considerations of term, credit, volatility and liquidity are combined with multiple concurrent strategies to build the portfolio and potentially generate value.
General Information
The Adviser’s process for evaluating Sub‑Advisers is described below in “The Funds’ Management and Administration.”
The Ultra Short Duration Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Ultra Short Duration Fund will likely engage in active and frequent trading. The frequency with which the Ultra Short Duration Fund buys and sells securities will vary from year to year, depending on market conditions.
SIX CIRCLES TAX AWARE ULTRA SHORT DURATION FUND (“TAX AWARE ULTRA SHORT DURATION FUND”)
Investment Objective
The Tax Aware Ultra Short Duration Fund’s objective is to generate current income consistent with capital preservation.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The Tax Aware Ultra Short Duration Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Tax Aware Ultra Short Duration Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the Tax Aware Ultra Short Duration Fund invests at least 50% of its total assets in municipal securities, the income from which is exempt from federal income tax. The Fund may also invest in taxable instruments. While the Tax Aware Ultra Short Duration Fund may invest in securities with various maturities, under normal market conditions, the Tax Aware Ultra Short Duration Fund will seek to maintain an average effective portfolio duration of one year or less. Average effective portfolio duration could at times be higher, though it will not under normal market conditions exceed two years.

70	SIX CIRCLES® FUNDS

Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals, but the Tax Aware Ultra Short Duration Fund may invest in taxable instruments for temporary investment purposes. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero‑coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted securities. The Tax Aware Ultra Short Duration Fund may also invest in money market instruments. The portion of the Tax Aware Ultra Short Duration Fund not invested in municipal securities may include investments in bonds, debt securities and other similar instruments issued by various U.S. and non‑U.S. public- or private-sector entities, including emerging market securities, and investments in investment companies, including open‑end, closed‑end and exchange-traded funds.
Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
Most of the Tax Aware Ultra Short Duration Fund’s investments will be investment grade at the time of investment, although up to 10% of the Tax Aware Ultra Short Duration Fund’s total assets may be invested in below investment grade securities as described below. The Tax Aware Ultra Short Duration Fund’s investment grade investments will at the time of investment: (i) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s, S&P and Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub‑Adviser (as defined below) to be of comparable quality. The Tax Aware Ultra Short Duration Fund may invest up to 10% of its total assets in securities that are rated below investment grade
(commonly known as “high yield securities” or “junk bonds”), or are unrated securities that a Sub‑Adviser determines are of comparable quality. These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Tax Aware Ultra Short Duration Fund has flexibility to invest in derivatives and may use such instruments as substitutes for securities and other instruments in which the Tax Aware Ultra Short Duration Fund can invest. Derivatives are instruments which have a value based on another instrument, exchange rate or index. The Tax Aware Ultra Short Duration Fund may use futures, options, swaps, and forward contracts, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Tax Aware Ultra Short Duration Fund.
The Tax Aware Ultra Short Duration Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub‑Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Tax Aware Ultra Short Duration Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
While the Fund intends to generate tax‑exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non‑tax exempt securities and through sales of both tax‑exempt and non‑tax exempt securities. Also, although interest on municipal

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securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
The Adviser constructs the Tax Aware Ultra Short Duration Fund’s portfolio by allocating the Tax Aware Ultra Short Duration Fund’s assets among investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”).
The Adviser will periodically review and determine the allocations among investment strategies and may make changes to these allocations when it believes it is beneficial to the Tax Aware Ultra Short Duration Fund. As such, the Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Tax Aware Ultra Short Duration Fund at any time. In making allocations among investment strategies and/or in changing the categories of investment strategies employed by the Tax Aware Ultra Short Duration Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Tax Aware Ultra Short Duration Fund is exclusively designed. As such, the Tax Aware Ultra Short Duration Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Tax Aware Ultra Short Duration Fund’s assets. The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑Adviser. The Adviser engages the following Sub‑Advisers: Insight North America LLC (“Insight”), Goldman Sachs Asset Management, L.P. (“Goldman”) and Pacific Investment Management Company LLC (“PIMCO”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Tax Aware Ultra Short Duration Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Tax Aware Ultra Short Duration Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Tax Aware Ultra Short Duration Fund and for placing orders for the Tax Aware Ultra Short Duration Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Tax Aware Ultra Short Duration Fund transactions and manage a portion of the Tax Aware Ultra Short Duration Fund’s portfolio directly, including without limitation for portfolio hedging, to temporarily adjust the Ultra Short
Duration Tax Aware Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Sub‑Advisers may invest the Tax Aware Ultra Short Duration Fund’s assets among a range of sectors based on strategic positioning that focuses on factors expected to impact returns over the long term and other tactical considerations that focus on factors that are expected to impact returns over the short to medium term. The Sub‑Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. The Tax Aware Ultra Short Duration Fund expects that, when making allocation and investment decisions for the Fund, the Adviser and Sub‑Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub‑Advisers may determine that other factors are more important than tax treatment and thus cause the Tax Aware Ultra Short Duration Fund to invest in investments that are not tax exempt. Below is a summary of each Sub‑Adviser’s principal investment strategies.
Insight
With respect to its allocated portion of the Tax Aware Ultra Short Duration Fund, Insight normally invests substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Insight may temporarily invest in taxable bonds.
Insight focuses on using fundamental credit analysis to identify undervalued sectors and securities as well as opportunities in the municipal bond market arising from pricing inefficiencies in changing economic environments. Insight also seeks to identify relative value across various bond sectors, such as pre‑refunded bonds, general obligation bonds, and revenue bonds.
Insight takes a pragmatic, long term approach to investing to seek to identify bonds that are attractive, while taking into account risk. Insight uses four key inputs – relative value, credit quality, bond structure, and market opportunities – to identify target exposures and specific investments for the Fund.
Goldman
With respect to its allocated portion of the Tax Aware Ultra Short Duration Fund, Goldman primarily invests, under normal circumstances, in municipal money market instruments, including securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is excluded from gross income for federal income tax purposes,

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and generally not an item of tax preference under the federal alternative minimum tax. Goldman may, from time to time, invest in taxable instruments, including repurchase agreements with the Federal Reserve Bank of New York, for temporary investment purposes.
Goldman’s approach is to actively manage the portfolio while seeking to manage risk, maintain stability of principal and provide daily liquidity. Goldman strives to add value by actively managing the security and sector exposures of its portfolio, as well as the duration and term structure of the assets in the portfolio, among other things. Duration and term structure decisions reflect Goldman’s view on the timing and direction of monetary policy, as well as the fund’s immediate and near-term cash requirements. Sector and individual security selection decisions also depend on guidelines, as well as on fundamental and quantitative sector research that seeks to optimize the risk/return profile of the portfolio. Security selection may be restricted to issuers that are within certain maturity or credit quality guidelines established by Goldman as well as the Goldman Sachs Credit Department’s view that the issuer is a highly rated or stable credit over a short-term investment horizon. Rigorous management of credit, interest rate and liquidity risk form the cornerstone of Goldman’s investment process.
As of the date of this prospectus, due to current market conditions, the Adviser has reduced the portion of the Tax Aware Ultra Short Duration Fund allocated to Goldman to zero.
PIMCO
With respect to its allocated portion of the Tax Aware Ultra Short Duration Fund, PIMCO mainly invests, under normal circumstances, in a portfolio of bonds, debt securities, securitized products and other similar instruments issued by various U.S. and non‑U.S. public- or private-sector entities with varying maturities, which may be represented by forwards or derivatives such as options, futures or swap agreements.
PIMCO’s strategy focuses on active management of high-quality, fixed income and cash equivalent securities. Preserving principal and maintaining liquidity are paramount and consistent with prudent management in the strategy. Portfolio construction is designed so that no single strategy dominates returns. Multiple sources of value are used to seek to generate consistent returns, which include both top‑down and bottom‑up strategies. Top‑down strategies focus on duration, yield curve positioning, volatility, and sector rotation. These strategies are deployed from PIMCO’s macro view of the forces likely to influence the economy and financial markets over the next three to five years. As a complement, bottom‑up strategies drive the security selection process and facilitate the identification and analysis of undervalued securities. Advanced proprietary analytics are employed to combine perspectives from both the portfolio and security levels.
Considerations of term, credit, volatility and liquidity are combined with multiple concurrent strategies to build the portfolio and potentially generate value.
General Information
The Adviser’s process for evaluating Sub‑Advisers is described below in “The Funds’ Management and Administration.”
The Tax Aware Ultra Short Duration Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Tax Aware Ultra Short Duration Fund will likely engage in active and frequent trading. The frequency with which the Tax Aware Ultra Short Duration Fund buys and sells securities will vary from year to year, depending on market conditions.
SIX CIRCLES U.S. UNCONSTRAINED EQUITY FUND (“U.S. UNCONSTRAINED EQUITY FUND”)
Investment Objective
The U.S. Unconstrained Equity Fund’s objective is to provide capital appreciation.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The U.S. Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the U.S. Unconstrained Equity Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the U.S. Unconstrained Equity Fund will invest at least 80% of its net assets (plus borrowings) in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The U.S. Unconstrained Equity Fund is generally unconstrained by any particular capitalization, style or industry sector. The U.S. Unconstrained Equity Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the U.S. Unconstrained Equity Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the U.S. Unconstrained Equity Fund will treat

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an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the U.S. Unconstrained Equity Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The U.S. Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The U.S. Unconstrained Equity Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the U.S. Unconstrained Equity Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the U.S. Unconstrained Equity Fund’s investments among a range of indexed investment strategies that are managed by the current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”). For each indexed investment strategy, the Sub‑Adviser seeks to replicate the performance of an index or sub‑index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public U.S. index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub‑Adviser to replicate the performance of a public broad-based U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a US Healthcare Index, with respect to a portion of the U.S. Unconstrained Equity Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.
In allocating the assets of the U.S. Unconstrained Equity Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the U.S. Unconstrained Equity Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the U.S. Unconstrained Equity Fund at any time, or add other investment strategies, including active strategies, managed by the Sub‑Advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the U.S. Unconstrained Equity Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the U.S. Unconstrained Equity Fund is exclusively designed. As such, the U.S. Unconstrained Equity Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The U.S. Unconstrained Equity Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the U.S. Unconstrained Equity Fund at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a sub‑adviser. As such, the identity of the U.S. Unconstrained Equity Fund’s sub‑adviser or sub‑advisers, or the portion of the U.S. Unconstrained Equity Fund allocated to it or them, may change over time. Generally, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the U.S. Unconstrained Equity Fund and for placing orders for the U.S. Unconstrained Equity Fund’s transactions. However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on U.S. Unconstrained Equity Fund transactions and manage a portion of the U.S. Unconstrained Equity Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the U.S. Unconstrained Equity Fund’s overall market exposure or to temporarily manage assets as a result of a sub‑adviser’s resignation or removal.
The Adviser’s process for evaluating sub‑advisers is described below in “The Funds’ Management and Administration.”

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The U.S. Unconstrained Equity Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The U.S. Unconstrained Equity Fund will likely engage in active and frequent trading. The frequency with which the U.S. Unconstrained Equity Fund buys and sells securities will vary from year to year, depending on market conditions.
SIX CIRCLES INTERNATIONAL UNCONSTRAINED EQUITY FUND (“INTERNATIONAL UNCONSTRAINED EQUITY FUND”)
Investment Objective
The International Unconstrained Equity Fund’s objective is to provide capital appreciation.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Fund. The International Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the International Unconstrained Equity Fund will achieve its investment objective.
Principal Investment Strategies
Under normal circumstances, the International Unconstrained Equity Fund will invest at least 80% of its net assets (plus borrowings) in equity securities and other instruments with economic characteristics similar to equity securities. Equity securities include common stock, preferred stock and securities or other instruments whose price is linked to the value of common or preferred stock. The International Unconstrained Equity Fund primarily invests in the equity securities of non‑U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non‑U.S. country. Non‑U.S. companies can be companies where: (i) the relevant security is issued outside the United States; (ii) the principal trading market for the relevant security is outside the United States; (iii) the company is organized under the laws of a non‑U.S. country; (iv) the company derives at least 50% of its revenues or profits from a non‑U.S. country or has at least 50% of its total assets situated in a non‑U.S. country; or (v) the company is a foreign government (or any political subdivision, agency, authority or instrumentality of such government). In addition to equity securities issued by companies in developed countries, which will be the International Unconstrained Equity Fund’s focus, the International Unconstrained Equity Fund may also invest in companies in emerging markets or developing countries, U.S. dollar-denominated securities issued by foreign entities, and American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), including unsponsored ADRs or GDRs. The International Unconstrained Equity Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”) that own and/or manage properties. From time to time, the International Unconstrained Equity Fund may also use derivatives, including futures, forward contracts and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference), to manage short-term liquidity and/or as substitutes for comparable market positions in the securities in the applicable Indexes (as defined below). For purposes of this 80% investment policy, the International Unconstrained Equity Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. In limited circumstances, the International Unconstrained Equity Fund may also invest in other investment companies, including other open‑end or closed‑end investment companies and exchange-traded funds (“ETFs”), that have characteristics that are consistent with the fund or securities in the applicable Indexes.
The International Unconstrained Equity Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The International Unconstrained Equity Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
J.P. Morgan Private Investments Inc., the International Unconstrained Equity Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the International Unconstrained Equity Fund’s investments among a range of indexed investment strategies that are managed by the current sub‑adviser, BlackRock Investment Management, LLC (the “Sub‑Adviser” or “BlackRock”). For each indexed investment strategy, the Sub‑Adviser seeks to replicate the performance of an index or sub‑index (“Index”) selected by the Adviser. Generally, an Index will represent a certain industry, geographic region or other sector component of a public non‑U.S. equity index. By way of example, an indexed investment strategy could consist of an instruction given by the Adviser to a Sub‑Adviser to replicate the performance of a public broad-based non‑U.S. equity index, or a sub-index that includes securities classified by an index provider into a specific industry, sector or geographic region, such as a European Mid‑Cap Index, with respect to a portion of the International Unconstrained Equity Fund’s assets. This example should not be construed as an indication that the Adviser will use this or a similar instruction as an indexed investment strategy for the Fund.
In allocating the assets of the International Unconstrained Equity Fund, the Adviser generally makes tactical allocation decisions by directing shifts in allocations among the various

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investment strategies represented by Indexes. The Adviser will review and determine the allocations among the indexed investment strategies and will make changes to these allocations when it believes it is beneficial to the International Unconstrained Equity Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of indexed investment strategies employed by the International Unconstrained Equity Fund at any time, or add other investment strategies, including active strategies, managed by the Sub‑Advisers at any time. In making allocations among such indexed investment strategies and/or in changing the categories of indexed investment strategies and other investment strategies employed by the International Unconstrained Equity Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the International Unconstrained Equity Fund is exclusively designed. As such, the International Unconstrained Equity Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
BlackRock
BlackRock, the Sub‑Adviser, manages each individual indexed investment strategy with the goal of replicating the performance of the applicable Index selected by the Adviser, and also facilitates the transition among indexed investment strategies as directed by the Adviser. BlackRock seeks to manage each of the indexed investment strategies by investing in a quantitatively selected portfolio of securities with characteristics expected to match the performance of the applicable Index, including through the use of derivatives such as futures, forwards and swaps (including but not limited to total return swaps, some of which may be referred to as contracts for difference). The securities selected for each indexed investment strategy are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Index. The International Unconstrained Equity Fund may or may not hold all of the securities in an applicable Index and BlackRock is free to use its discretion as to how best to replicate the performance of each applicable Index.
General Information
The Adviser may adjust allocations to the Sub‑Adviser and any additional sub‑adviser of the International Unconstrained Equity Fund at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a sub‑adviser. As such, the identity of the International Unconstrained Equity Fund’s sub‑adviser or sub‑advisers, or the portion of the International Unconstrained Equity Fund allocated to it or them, may change over time. Generally, the Sub‑Adviser is responsible for deciding which securities to purchase and sell for the International Unconstrained Equity Fund and for placing orders for the International Unconstrained Equity Fund’s transactions. However, the Adviser reserves the right to instruct the Sub‑Adviser as needed on International Unconstrained Equity Fund transactions and manage a portion of the International Unconstrained Equity Fund’s portfolio directly, either by instructing the Sub‑Adviser or otherwise, including without limitation, when it has high conviction views, for portfolio hedging, to adjust the International Unconstrained Equity Fund’s overall market exposure or to temporarily manage assets as a result of a sub‑adviser’s resignation or removal.
The Adviser’s process for evaluating sub‑advisers is described below in “The Funds’ Management and Administration.”
The International Unconstrained Equity Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The International Unconstrained Equity Fund will likely engage in active and frequent trading. The frequency with which the International Unconstrained Equity Fund buys and sells securities will vary from year to year, depending on market conditions.
SIX CIRCLES GLOBAL BOND FUND (“GLOBAL BOND FUND”)
Investment Objective
The Global Bond Fund’s objective is to provide total return.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Global Bond Fund. The Global Bond Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Global Bond Fund will achieve its investment objective.
Principal Investment Strategies
The Global Bond Fund is designed to provide total return by actively investing mainly in a global portfolio of investment grade fixed income securities with varying maturities. The Global Bond Fund’s portfolio will consist of a variety of strategies, providing exposures mainly across government, corporate and securitized credit fixed income sectors.
Under normal circumstances, the Global Bond Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. Generally, such bonds will have varying maturities. As part of this investment strategy, the Global Bond

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Fund will invest in some or all of the following: debt securities of corporate issuers, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments, asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions) and other debt securities. Mortgage-related and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non‑agency), stripped MBS (mortgage securities split into interest-only and principal-only securities), commercial MBS, or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. The instruments in which the Global Bond Fund invests may pay fixed, variable, or floating interest rates and may consist of zero‑coupon securities, convertible securities, inflation-linked securities (including Treasury Inflation Protected Securities), repurchase agreements, privately-issued (Rule 144A) securities, structured notes, collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. As part of its principal investment strategy, the Global Bond Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations, and banks. The Global Bond Fund may also invest in foreign securities, including emerging market securities, that are U.S. dollar denominated or non‑U.S. dollar denominated , and the Global Bond Fund may seek to hedge such securities’ currency exposure to the U.S. dollar. The Global Bond Fund may also invest in other investment companies, such as open‑end, closed‑end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
For purposes of the 80% investment policy, the Global Bond Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Global Bond Fund will provide shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.
Under normal circumstances, the Global Bond Fund will invest in a number of different countries around the world, with the portfolio as a whole economically tied to at least four countries, including the United States; however, the Global Bond Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular countries. For purposes of the Global Bond Fund’s investment policies, an issuer of a security can be deemed to be located in a particular country if: (i) the relevant security is issued in such country; (ii) the principal trading market for the relevant security is in such country; (iii) the issuer is organized under the laws of such country; (iv) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country; or (v) the issuer is the government of such country (or any political subdivision, agency, authority or instrumentality of such government or country).
The Global Bond Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Global Bond Fund’s investments will be investment grade at the time of investment, although up to 20% the Global Bond Fund’s total assets may be invested in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). The Global Bond Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s, S&P or Fitch, respectively, or the equivalent by another NRSRO; or (iii) if such investments are unrated, be deemed by a Sub‑Adviser (as defined below) to be of comparable quality at the time of investment. Below investment grade securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Global Bond Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for securities and other instruments in which the Global Bond Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate, or index. The Global Bond Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Global Bond Fund can invest or to increase income

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or gain to the Global Bond Fund. The Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy to hedge currency risk.
The Global Bond Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Global Bond Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Global Bond Fund’s portfolio may be in the financial services sector.
The Global Bond Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub‑Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Global Bond Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The Global Bond Fund will likely engage in active and frequent trading. The frequency with which the Global Bond Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Global Bond Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Global Bond Fund’s portfolio by allocating the Global Bond Fund’s assets among fixed income exposures and investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). Additionally, the Sub‑Advisers may in turn allocate to one or more additional sub‑advisers (each, a “Sub‑Sub‑Advisers”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub‑Adviser may also include a Sub‑Sub‑Adviser, as the context requires.
In allocating the assets of the Global Bond Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub‑Advisers that target risk profiles and investment exposures across the global government, global corporate, and global securitized fixed income universe. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Global Bond Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Global Bond Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub‑Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Global Bond Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Global Bond Fund is exclusively designed. As such, the Global Bond Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Global Bond Fund’s assets. The Adviser is responsible for determining the amount of Global Bond Fund assets allocated to each Sub‑Adviser. The Sub‑Advisers are responsible for determining the amount of Fund assets allocated to each Sub‑Sub‑Adviser. The Adviser engages the following Sub‑Advisers: BlackRock Investment Management, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”) and PGIM, Inc. (“PGIM”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Global Bond Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Global Bond Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Global Bond Fund and for placing orders for the Global Bond Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers on certain Global Bond Fund transactions and manage a portion of the Global Bond Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Global Bond Fund’s overall market

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exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Sub‑Advisers may invest the Global Bond Fund’s assets among a range of sectors based on strategic positioning that focuses on factors expected to impact returns over the long term and other tactical considerations that focus on factors that are expected to impact returns over the short to medium term. The Sub‑Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. Below is a summary of each Sub‑Adviser’s principal investment strategies.
BlackRock
With respect to its allocated portion of the Global Bond Fund, BlackRock (together with BIL and BSL) will invest mainly in a portfolio of fixed income securities, securitized products and other similar instruments with varying maturities, which may be represented by forwards or other derivatives such as futures, swap agreements or options. BlackRock (together with BIL and BSL) will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public global bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on‑going strategic and tactical investment decisions for the Global Bond Fund, represent different components of the fixed income universe, such as segments representing various geographies, industries, security types (e.g., government securities or asset-backed securities), credit ratings or maturities. BlackRock (together with BIL and BSL) will reallocate among segments as instructed by the Adviser.
PGIM
With respect to its allocated portion of the Global Bond Fund, PGIM (together with PGIML) will actively invest mainly in a portfolio of fixed income securities, and other similar instruments with varying maturities, which may be represented by forwards or other derivatives such as futures, swap agreements, or options. PGIM (together with PGIML) will manage two components of the Global Bond Fund’s investment strategy. In the first component, PGIM (together with PGIML) will invest primarily in government bonds, interest rate securities, and derivatives included in but not limited to a Global Aggregate Government Index. In this component, PGIM (together with PGIML) will seek to generate returns from actively managing the portfolio’s country, interest rate, and duration exposures, with some active currency exposure when opportunities exist. In the second component, PGIM (together with PGIML) will invest primarily in corporate, credit intensive bonds, and credit derivatives included in but not limited to a Global Aggregate Credit / Corporate Index. PGIM (together with
PGIML) will seek to generate returns from actively managing the portfolio’s sector, security, interest rate, and geographic exposures, with some active duration risk when opportunities exist. There also may be a limited allocation to government debt and below investment grade bonds.
In managing its allocated portion of the Global Bond Fund, PGIM (together with PGIML) uses a combination of top‑down economic analysis and bottom‑up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Global Bond Fund may invest in a security based upon the expected total return rather than the yield of such security. PGIM (together with PGIML) may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management. In the top‑down economic analysis, PGIM (together with PGIML) develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top‑down macroeconomic analysis is integrated into PGIM’s (together with PGIML’s) bottom‑up research which informs security selection. In its bottom‑up research, PGIM (together with PGIML) develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PIMCO
With respect to its allocated portion of the Global Bond Fund, PIMCO will actively invest mainly in a portfolio of securitized debt, interest rate derivatives, and derivatives tied to securitized debt included in, but not limited, to a Global Aggregate Securitized Index. PIMCO will seek to generate returns from actively managing the portfolio’s sector, security, interest rate and geographic exposures, with some active duration risk when opportunities exist. There also may be a limited allocation to government debt and derivatives.
General Information
The Adviser’s process for evaluating Sub‑Advisers is described below in “The Funds’ Management and Administration.”
The Global Bond Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Global Bond Fund will likely engage in active and frequent trading. The frequency with which the Global Bond Fund buys and sells securities will vary from year to year, depending on market conditions.

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SIX CIRCLES TAX AWARE BOND FUND (“TAX AWARE BOND FUND”)
Investment Objective
The Tax Aware Bond Fund’s objective is to provide after‑tax total return.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Tax Aware Bond Fund. The Tax Aware Bond Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Tax Aware Bond Fund will achieve its investment objective.
Principal Investment Strategies
The Tax Aware Bond Fund is designed to provide after‑tax total return by actively investing mainly in fixed income securities of varying maturities. The Tax Aware Bond Fund’s portfolio consists of a variety of strategies providing exposure across mainly municipal bonds with varying maturity ranges and other characteristics.
Under normal circumstances, the Tax Aware Bond Fund will invest at least 80% of its net assets (plus borrowings) in fixed income securities and other related instruments with similar economic characteristics. In addition, at least 50% of the Tax Aware Bond Fund’s assets will be invested in municipal securities, the income from which is exempt from federal income tax. The Tax Aware Bond Fund will provide shareholders with at least 60 days’ prior notice of any change to these investment policies. Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero‑coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted securities. Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer disclosed or otherwise confirmed that the interest payable on the securities is exempt from federal income tax.
Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. While the Tax Aware Bond Fund intends to generate tax‑exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non‑tax exempt securities and through sales of both tax‑exempt and non‑tax exempt securities. The Tax Aware Bond Fund may also invest in taxable fixed income instruments.
For purposes of the 80% investment policy, the Tax Aware Bond Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value.
The Tax Aware Bond Fund may also invest in corporate and other taxable bonds, debt securities and similar instruments issued by various public- or private-sector entities in the United States and its territories and possessions, including U.S. Treasuries, as well as securities issued by investment companies, including open‑end, closed‑end and exchange-traded funds, and other pooled investment vehicles, which may include private funds.
The Tax Aware Bond Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.
Most of the Tax Aware Bond Fund’s investments will be investment grade at the time of investment, although the Tax Aware Bond Fund may invest up to 20% of its assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”). The Tax Aware Bond Fund’s investment grade investments will at the time of investment: (i) carry a long-term rating of Baa3, BBB– or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”), or the equivalent by another nationally recognized statistical rating organization (“NRSRO”); (ii) carry a short-term rating of P‑2, A‑2 or F2 or higher by any of Moody’s, S&P and Fitch, respectively or, or the equivalent by another NRSRO; or (iii) if such investments are unrated, deemed by a Sub‑Adviser to be of comparable quality. Below investment grades securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Tax Aware Bond Fund has flexibility to invest in derivatives and may use such instruments to manage duration and credit quality and/or as substitutes for securities and other instruments in which the Tax Aware Bond Fund can invest. A

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derivative is an instrument that has a value based on another instrument, exchange rate or index. The Tax Aware Bond Fund may use futures, swaps, forward contracts, and options, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Tax Aware Bond Fund can invest or to increase income or gain to the Tax Aware Bond Fund.
While the Fund intends to generate tax‑exempt income through its municipal securities investments, it will generate taxable income and gains through investments in non‑tax exempt securities and through sales of both tax‑exempt and non‑tax exempt securities. Also, although interest on Municipal securities is exempt from federal income tax, interest on certain bonds may be subject to the federal alternative minimum tax for individuals.
The Tax Aware Bond Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers.
The Tax Aware Bond Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub‑Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Tax Aware Bond Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.While the Tax Aware Bond Fund intends to generate tax‑exempt income through its municipal securities investments, it may generate taxable income and gains through investments in non‑tax exempt securities and through sales of both tax‑exempt and non‑tax exempt securities.
The Tax Aware Bond Fund will likely engage in active and frequent trading. The frequency with which the Tax Aware Bond Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Tax Aware Bond Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Tax Aware Bond Fund’s portfolio by allocating the Tax Aware Bond Fund’s assets among fixed income exposures and investment strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). In allocating the assets of the Tax Aware Bond Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various fixed income exposures and investment strategies managed by the Sub‑Advisers that target risk and investment exposures primarily across U.S. municipal fixed income maturity ranges. The Adviser will periodically review and determine the allocations among the fixed income exposures and investment strategies and may make changes to these allocations when it believes it is beneficial to the Tax Aware Bond Fund. The Adviser may, in its discretion, add to, delete from or modify the categories of fixed income exposures and investment strategies employed by the Tax Aware Bond Fund, or add other fixed income exposures and investment strategies, including active strategies, managed by the Sub‑Advisers. In making allocations among such fixed income exposures and investment strategies and/or in changing the categories of fixed income exposures and investment strategies employed by the Tax Aware Bond Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Tax Aware Bond Fund is exclusively designed. As such, the Tax Aware Bond Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Tax Aware Bond Fund’s assets. The Adviser is responsible for determining the amount of Tax Aware Bond Fund assets allocated to each Sub‑Adviser. The Adviser engages the following Sub-Advisers: Capital International, Inc. (“Capital”), Nuveen Asset Management, LLC (“Nuveen”), Allspring Global Investments, LLC (“Allspring”) and BlackRock Investment Management, LLC (“BlackRock”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Tax Aware Bond Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Tax Aware Bond Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each

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Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Tax Aware
Bond Fund and for placing orders for the Tax Aware Bond Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of the Tax Aware Bond Fund’s portfolio directly, including without limitation for portfolio hedging, to temporarily adjust the Tax Aware Bond Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Sub‑Advisers may invest the Tax Aware Bond Fund’s assets among a range of issuers based on strategic positioning and other tactical considerations that focus on factors expected to impact returns. The Sub‑Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. The Tax Aware Bond Fund expects that, when making allocation and investment decisions for the Tax Aware Bond Fund, the Adviser and Sub‑Advisers may take into account tax treatment as one of a number of factors relevant to the decision. In making such a decision, the Adviser and Sub‑Advisers may determine that other factors are more important than tax treatment and thus cause the Tax Aware Bond Fund to invest in investments that are not tax exempt. Below is a summary of each Sub‑Adviser’s principal investment strategies.
Capital
With respect to its allocated portion of the Tax Aware Bond Fund, Capital will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Capital may temporarily invest in taxable bonds. Capital will use an approach that seeks to achieve and/or enhance the performance of various segments of one or more public U.S. municipal bond indexes. These segments, which are selected by the Adviser to implement the Adviser’s on‑going strategic and tactical investment decisions for the Tax Aware Bond Fund, represent different maturity components of the U.S. municipal bond universe. Capital will reallocate among segments as instructed by the Adviser.
Nuveen
With respect to its allocated portion of the Tax Aware Bond Fund, Nuveen will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Nuveen may temporarily invest in taxable bonds. Nuveen will seek to generate returns by actively managing the portfolio’s security, interest rate, and geographic exposures, with some active duration risk when opportunities exist.
Allspring
With respect to its allocated portion of the Tax Aware Bond Fund, Allspring will normally invest substantially all of the net assets allocated to it in municipal bonds that provide income exempt from federal personal income tax. Allspring may temporarily invest in taxable bonds. Allspring will seek to generate returns by actively managing the portfolio’s security, credit quality, interest rate, and geographic exposures, with some active duration risk when opportunities exist.
BlackRock
With respect to its allocated portion of the Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.
General Information
The Adviser’s process for evaluating Sub‑Advisers is described below in “The Funds’ Management and Administration.”
The Tax Aware Bond Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Tax Aware Bond Fund will likely engage in active and frequent trading. The frequency with which the Tax Aware Bond Fund buys and sells securities will vary from year to year, depending on market conditions.
SIX CIRCLES CREDIT OPPORTUNITIES FUND (“CREDIT OPPORTUNITIES FUND”)
Investment Objective
The Credit Opportunities Fund’s objective is to provide total return.
This investment objective is non‑fundamental and may be changed without the consent of a majority of the outstanding shares of the Credit Opportunities Fund. The Credit Opportunities Fund will provide shareholders with at least 60 days’ prior written notice of any change to its investment objective.
There can be no assurance that the Credit Opportunities Fund will achieve its investment objective.
Principal Investment Strategies
The Credit Opportunities Fund is designed to provide total return by investing mainly in a global portfolio of fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.

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As part of this investment strategy, the Credit Opportunities Fund may invest in the following instruments (though the Credit Opportunities Fund may not necessarily hold all of these instruments at any given time): high yield debt securities of U.S. and non‑U.S. corporate issuers, fixed and floating rate debt securities issued in developed and emerging markets, bank loans, obligations of governments, government agencies or instrumentalities, including U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by supranational organizations, securities issued or guaranteed by foreign governments (sovereign debt), asset-backed, mortgage-related and mortgage-backed securities (“MBS”) (residential or commercial) (and which may include “to be announced” (“TBA”) transactions), other debt securities and preferred stock. Mortgage-related securities and MBS may be structured as collateralized mortgage obligations (“CMOs”) (agency and non‑agency), stripped MBS (mortgage securities split into interest-only and principal-only securities), commercial mortgage-backed securities (“CMBS”) or mortgage pass-through securities (interests in securities representing pools of mortgages). These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. Non‑U.S. instruments, including emerging markets debt, may be U.S. dollar or local currency denominated. The instruments in which the Credit Opportunities Fund invests may pay fixed, variable, or floating interest rates and may consist of zero‑coupon securities, convertible securities, including convertible bonds and preferred stock, inflation-indexed bonds, repurchase agreements, privately issued (Rule 144A) securities, structured notes, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), loan participations, loan assignments and other securities and instruments bearing fixed or variable interest rates. The Credit Opportunities Fund may also invest in obligations issued, guaranteed or originated by U.S. or foreign banks, including bank loans originated by banks to companies of different types. The Credit Opportunities Fund may invest in commercial paper, including asset-backed commercial paper. The Credit Opportunities Fund’s investment in non‑U.S. dollar denominated bonds may be on a currency hedged or unhedged basis. The Credit Opportunities Fund also may invest up to 10% of its net assets in domestic and foreign common stock (provided that such limit will not prevent the Credit Opportunities Fund from receiving stock or other equity securities as a result of the bankruptcy, restructuring or reorganization of a company whose debt instruments are held by the Credit Opportunities Fund). The Credit Opportunities Fund can also invest, to the extent consistent with its investment objective, in non‑U.S. and emerging market securities and currencies.
The Credit Opportunities Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity. The Credit Opportunities Fund currently expects to invest a substantial portion of its net assets in below investment-grade credit instruments, including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. These below investment-grade securities generally offer a higher yield than investment-grade securities, but involve a higher degree of risk of default—such securities are often issued by small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. These instruments generally (i) will carry a credit rating at the time of investment of BB or lower by Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or of the equivalent quality by another nationally recognized statistical rating organization (“NRSRO”) or, if such instruments are unrated, (ii) will be deemed by a Sub‑Adviser (as defined below) to be of comparable quality at the time of investment. The Credit Opportunities Fund may invest in fixed income instruments with a high-yield credit rating as low as, or lower than, CCC/CCC/Caa, according to S&P, Fitch and Moody’s, respectively. The Credit Opportunities Fund may invest up to 10% of its net assets in instruments that are in default or issued by a company in bankruptcy. An instrument’s quality, and its default or bankruptcy status, is determined at the time of purchase, and instruments or their issuers may be downgraded, decline in credit quality or go into default or bankruptcy after purchase. The Credit Opportunities Fund may acquire bank loans directly from a lender, through an agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof. The bank loans in which the Credit Opportunities Fund may invest may have floating interest rates that reset periodically, may or may not be secured by collateral, and may be rated below investment-grade or not rated by established credit rating agencies. For such bank loans where ratings are unavailable, the Credit Opportunities Fund may rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Bank loans are often issued in connection with acquisitions, leveraged buyouts, bankruptcy proceedings or financial restructurings and borrowers may have defaulted in the payment of interest or principal in the performance of certain covenants or agreements and/or have uncertain financial conditions.
The Credit Opportunities Fund has flexibility to invest in derivatives and may use such instruments to manage duration, credit quality, and currency risk and/or as substitutes for

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securities and other instruments in which the Credit Opportunities Fund can invest. A derivative is an instrument that has a value based on another instrument, exchange rate, or index. The Credit Opportunities Fund may use futures, swaps, forward contracts, foreign exchange instruments (spot and forward), options (including options on swaps), and structured notes, as well as repurchase agreements and reverse repurchase agreements, in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes, as a substitute for securities and other instruments in which the Credit Opportunities Fund can invest or to increase income or gain to the Credit Opportunities Fund. The Credit Opportunities Fund may also use currency-related transactions involving currency derivatives as part of its investment strategy, including options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non‑deliverable forwards), forward rate agreements and currency swaps, caps and floors.
Under normal circumstances, the Credit Opportunities Fund will invest at least 80% of its net assets (plus borrowings) in fixed income instruments and other related instruments with similar economic characteristics. For purposes of the 80% investment policy, the Credit Opportunities Fund will treat an investment in derivatives as an investment in the securities underlying such derivatives and will value such derivatives at market value. The Credit Opportunities Fund will provide shareholders with at least 60 days’ prior notice of any change to its 80% investment policy.
The Credit Opportunities Fund is classified as a “non‑diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Due to the nature of the investments in which the Credit Opportunities Fund is seeking to invest, at times a significant portion of the issuers of the investments in the Credit Opportunities Fund’s portfolio may be in the financial services sector.
The Credit Opportunities Fund may invest in shares of exchange-traded funds (“ETFs”) and other investment companies, including those managed by a Sub‑Adviser or its affiliate. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Credit Opportunities Fund must limit its investments in a single ETF to 5% of its total assets and in all ETFs and other investment companies to 10% of its total assets. The Securities and Exchange Commission has adopted an exemptive rule that allows any fund to disregard these 5% and 10% limitations, subject to certain conditions. ETFs that are not structured as investment companies as defined in the Investment Company Act are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The Credit Opportunities Fund will likely engage in active and frequent trading. The frequency with which the Credit Opportunities Fund buys and sells securities will vary from year to year, depending on market conditions.
J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Credit Opportunities Fund’s portfolio by allocating the Credit Opportunities Fund’s assets among fixed income sectors and strategies managed by one or more sub‑advisers retained by the Adviser (each, a “Sub‑Adviser”). Additionally, the Sub‑Advisers may in turn allocate to one or more additional sub‑advisers (each, a “Sub‑Sub‑Adviser”) a portion of the assets allocated to them by the Adviser. Certain references herein to the Sub‑Adviser may also include a Sub‑Sub‑Adviser, as the context requires.
One or more Sub‑Advisers, as allocated to by the Adviser, will actively manage components of the portfolio using investment strategies targeting risk profiles and investment exposures across the universe of opportunistic credit investments. The Adviser allocates assets among to Sub‑Advisers managing high yield debt, short duration credit and emerging markets debt (including dollar and local currency debt) strategies, but expects over time, depending on market conditions, to expand the Credit Opportunities Fund’s investments to other opportunistic credit strategies, including preferred stock, convertibles, bank loans and securitized fixed income.
In managing the Credit Opportunities Fund, the Adviser will vary the Fund’s allocation to each Sub‑Adviser investment strategy over time and the Adviser may allocate up to 100% of the Fund’s assets in any one Sub‑Adviser strategy.
In allocating the assets of the Credit Opportunities Fund, the Adviser will generally make strategic and tactical allocation decisions by directing shifts in allocations among the various investment strategies managed by the Sub‑Advisers. The Adviser will periodically review and determine the allocations among the investment strategies and may make changes to these allocations when it believes it is beneficial to the Credit Opportunities Fund. The Adviser may, in its discretion, add to,

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delete from or modify the categories of investment strategies employed by the Credit Opportunities Fund, or add other investment strategies managed by the Sub‑Advisers. In making allocations among such investment strategies and/or in changing the categories of investment strategies employed by the Credit Opportunities Fund, the Adviser expects to take into account the investment goals of the broader investment programs administered by the Adviser or its affiliates, for whose use the Credit Opportunities Fund is exclusively designed. As such, the Credit Opportunities Fund may perform differently from a similar fund that is managed without regard to such broader investment programs.
Each Sub‑Adviser may use both its own proprietary and external research and securities selection process to manage its allocated portion of the Credit Opportunities Fund’s assets. The Adviser is responsible for determining the amount of Credit Opportunities Fund assets allocated to each Sub‑Adviser. The Sub‑Advisers are responsible for determining the amount of Fund assets allocated to each Sub‑Sub‑Adviser. The Adviser engages the following Sub‑Advisers: BlackRock Investment Management, LLC (“BlackRock”), PGIM, Inc. (“PGIM”), Federated Investment Management Company (“Federated”), Lord, Abbett & Co. LLC (“Lord Abbett”), BlueBay Asset Management LLP (“BlueBay”), Muzinich & Co., Inc. (“Muzinich”) and Pacific Investment Management Company LLC (“PIMCO”). BlackRock currently allocates assets to BlackRock International Limited (“BIL”) with respect to BlackRock’s High Yield Strategy, while PGIM currently allocates assets to PGIM Limited (“PGIML”). The Adviser may adjust allocations to the Sub‑Advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑Adviser. As such, the identity of the Credit Opportunities Fund’s Sub‑Advisers, the investment strategies they pursue and the portion of the Credit Opportunities Fund allocated to them, may change over time. For example, due to market conditions, the Adviser may choose not to allocate Fund assets to a Sub-Adviser or may reduce the portion of the Fund allocated to a Sub-Adviser to zero. Each Sub‑Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Credit Opportunities Fund and for placing orders for the Credit Opportunities Fund’s transactions. However, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Credit Opportunities Fund transactions and/or manage a portion of the Credit Opportunities Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust the Credit Opportunities Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal.
The Sub‑Advisers typically select individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the securities. Below is a summary of each Sub‑Adviser’s principal investment strategies.
BlackRock — High Yield
With respect to the portion of the Credit Opportunities Fund allocated to BlackRock’s High Yield Strategy, BlackRock (together with BIL) will invest primarily in non‑investment grade bonds with maturities of ten years or less. The high yield securities (commonly called “junk bonds”) acquired by the strategy will generally be in the lower rating categories of the major ratings agencies (BB or lower by S&P Global Ratings or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by BlackRock (together with BIL) to be of similar quality. BlackRock (together with BIL) will evaluate sectors of the high yield market and individual bonds within these sectors. Typically, the management team will invest in distressed securities when it believes they are undervalued. Securities are purchased for the Credit Opportunities Fund when the management team determines that they have the potential for above-average total return. If a security’s rating declines the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential. A substantial portion of the Credit Opportunities Fund allocated to BlackRock (together with BIL) may be invested in non‑U.S. dollar denominated bonds of issuers located outside of the United States. To add additional diversification, BlackRock (together with BIL) can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. BlackRock (together with BIL) uses an internal model for calculating duration, which may result in a different value for the duration of a benchmark compared to the duration calculated by the provider of the benchmark or another third party. BlackRock (together with BIL) may invest in securities of any rating, and may invest a portion of its allocated assets in distressed securities that are in default or the issuers of which are in bankruptcy. BlackRock (together with BIL) may also use derivative instruments to hedge its investments or to seek to enhance returns.
BlackRock — Passive Treasury
With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.
PGIM — High Yield
With respect to its allocated portion of the Credit Opportunities Fund, PGIM (together with PGIML) primarily seeks investments that pay interest and other income and secondarily investments that will increase in value. In managing its portion of the Credit

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Opportunities Fund’s assets, PGIM (together with PGIML) uses a combination of top down economic analysis and bottom up research in conjunction with proprietary quantitative models and risk management systems. PGIM (together with PGIML) may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Credit Opportunities Fund may invest in a security based upon the expected total return rather than the yield of such security. PGIM (together with PGIML) may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management. In the top‑down economic analysis, PGIM (together with PGIML) develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top‑down macroeconomic analysis is integrated into PGIM’s (together with PGIML’s) bottom‑up research which informs security selection. In its bottom‑up research, PGIM (together with PGIML) develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage. A substantial portion of the Credit Opportunities Fund allocated to PGIM (together with PGIML) may be invested in non‑U.S. dollar denominated bonds of issuers located outside of the United States. (PGIM (together with PGIML) may also invest the Credit Opportunities Fund’s assets in non‑U.S. dollar denominated bonds of U.S. issuers.)
Federated — High Yield
With respect to its allocated portion of the Credit Opportunities Fund, Federated selects securities that it believes have attractive risk-return characteristics. The securities in which Federated invests will have high yields primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Credit Opportunities Fund. Federated attempts to select bonds for investment by the Credit Opportunities Fund which offer high potential returns for the default risks being assumed. Federated’s securities selection process consists of a credit-intensive, fundamental analysis of the issuing firm. Federated’s analysis focuses on the financial condition of the issuing firm together with the issuer’s business and product strength, competitive position and management expertise. Further, Federated considers current economic, financial market and industry factors, which may affect the issuer. Federated attempts to minimize its allocated portion of the Credit Opportunities Fund’s portfolio credit risk through diversification. Federated selects securities to maintain broad portfolio diversification both by company and industry.
Federated does not target an average maturity for its allocated portion of the Credit Opportunities Fund’s portfolio.
As of the date of this prospectus, the Adviser has reduced the portion of the Fund allocated to Federated to zero, and, as of the expiration of the Fund’s sub-advisory agreement with Federated on July 28, 2022, Federated will no longer serve as a Sub-Adviser. Accordingly, as of July 28, 2022, all references to Federated are hereby removed from this prospectus.
Lord Abbett — Short Duration Credit
With respect to its allocated portion of the Credit Opportunities Fund, the Lord Abbett portfolio management team utilizes a multi-sector, credit focused approach, emphasizing the short maturity segments of investment grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and high yield corporate bonds. The team combines top‑down and bottom‑up analysis to construct its strategic yield-based portfolio, using a blend of quantitative and fundamental research. As part of its top down analysis, the Lord Abbett team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks. The Lord Abbett team employs bottom‑up analysis to identify and select securities for investment based on in‑depth company, industry, and market research and analysis. Lord Abbett may actively rotate sector exposure based on its assessment of relative value. Lord Abbett may engage in active and frequent trading of portfolio securities in its allocated portion of the Credit Opportunities Fund.
BlueBay — European High Yield Debt
With respect to its allocated portion of the Credit Opportunities Fund, BlueBay invests predominantly in European below investment-grade corporate debt with a focus on capital preservation. Credit selection is driven by rigorous proprietary bottom up fundamental analysis with an emphasis on downside stress testing. Single name credit analysis is supplemented by economic, policy and political inputs, which combine to help determine the sectoral and geographic composition of the portfolio, as well as the correlation of the strategy to the overall market. BlueBay invests across secured and unsecured assets.
Muzinich — Global Short Duration Crossover
With respect to its allocated portion of the Credit Opportunities Fund, Muzinich manages a global short duration crossover strategy blending investment-grade with high yield corporate bonds, seeking to enhance yield while mitigating risk. For this strategy, Muzinich invests predominantly in corporate bonds with a rating ranging from A to B by S&P or Fitch and/or A1 to B3 by Moody’s, while typically maintaining an average portfolio duration of less than two years. The strategy aims to generate

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strong risk-adjusted returns and achieve capital preservation through prudent asset allocation between short duration investment-grade bonds, which have historically been more correlated to sovereign debt, and high yield bonds, which tend to be more correlated to equity markets.
PIMCO — Emerging Markets Debt
With respect to the portion of the Fund allocated to PIMCO’s Emerging Markets Debt Strategy, PIMCO invests predominantly in fixed income instruments (including bonds, debt securities and other similar instruments) issued by various U.S. and non‑U.S. public- or private-sector entities that are economically tied to emerging market countries, which instruments may be represented by forwards or derivatives such as options, futures or swap agreements. Such instruments may be denominated in U.S. dollars and in non‑U.S. currencies. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. For this strategy, PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. PIMCO may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or countries.
PIMCO — Asia High Yield
With respect to the portion of the Fund allocated to PIMCO’s Asia High Yield Strategy, PIMCO invests in a combination of fixed income instruments of issuers that are economically tied to Asia ex-Japan countries and related derivatives on such securities. PIMCO will utilize a credit (i.e., fixed income) strategy that seeks to deploy PIMCO’s total return investment approach. This total return investment approach includes both top-down and bottom-up decision making inputs to help PIMCO to identify multiple sources of value. Top-down strategies focus on both short-term and longer-term global macroeconomic considerations and forces likely to influence the global economy and financial markets (such as interest rates and the rate of inflation) and provide context for regional and sector selection. Bottom-up strategies drive the security selection process by analyzing individual securities and are key to PIMCO’s ability to select what PIMCO considers to be undervalued securities in the fixed income market.
General Information
The Adviser’s process for evaluating Sub‑Advisers is described below in “The Funds’ Management and Administration.”

The Credit Opportunities Fund may utilize the investments and strategies described above to a greater or lesser degree in the future.
The Credit Opportunities Fund will likely engage in active and frequent trading. The frequency with which the Credit Opportunities Fund buys and sells securities will vary from year to year, depending on market conditions.
TEMPORARY DEFENSIVE AND CASH POSITIONS
Each of the Funds may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes to respond to unusual conditions or as part of its principal investment strategies (such as in a money market strategy managed by a sub‑adviser). These investments may result in a lower yield than lower-quality or longer-term investments.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are instruments with maturities of three months or less on the date they are purchased, which under normal circumstances are highly liquid and high-quality. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.
While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when the Adviser believes conditions warrant.
DIVERSIFICATION CLASSIFICATION
Each of the Ultra Short Duration Fund and the Tax Aware Ultra Short Duration Fund is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Each of the U.S. Unconstrained Equity Fund, the International Unconstrained Equity Fund, the Global Bond Fund, the Tax Aware Bond Fund and the Credit Opportunities Fund is classified as a “non‑diversified” fund under the Investment Company Act. A non‑diversified fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non‑diversified fund may entail greater risks than investment in a diversified fund. Regardless of whether a Fund is diversified under the Investment Company Act, all of the Funds must meet diversification standards to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. See Part II of the SAI for a description of these diversification standards.

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INVESTMENT RISKS
There can be no assurance that the Funds will achieve their investment objectives.

An investment in a Fund or any other fund is not designed to be a complete investment program. It is intended to be part of a broader investment program administered by the Adviser or its affiliates. The performance and objectives of a Fund should be evaluated only in the context of your complete investment program. The Funds are managed in such a fashion as to affect your assets subject to the broader investment program and therefore changes in value of a Fund may be particularly pronounced and a Fund may underperform a similar fund managed without consideration of the broader investment program. The Funds are NOT designed to be used as a stand-alone investment.
The main risks associated with investing in each Fund are summarized in “Risk/Return Summaries” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of each Fund are described below.
Please note that the Funds also may use strategies that are not described in this section, but which are described in the “Investment Practices” section and in the Statement of Additional Information.
Risks Applicable to All Funds
General Market Risk (All Funds). Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics.
For example, the outbreak of COVID‑19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre‑existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID‑19 pandemic, or other future epidemics or pandemics, is currently unknown.
Inflation Risk (All Funds). Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund and its shareholders.
Liquidity Risk (All Funds). The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can increase the volatility of the Fund’s net asset value (“NAV”) per share. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.
Derivatives Risk (All Funds). The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions

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than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives are subject to liquidity risk because the liquidity of derivatives is often based on the liquidity of the underlying instruments. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty, and margin risk (the risk that additional margin will be required if the derivative security declines in value and if the Fund does not provide such additional margin in time, the seller may liquidate the positions at a loss for which the Fund is liable). In addition, the Fund may use derivatives for non‑hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Certain of the Fund’s transactions in futures, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after‑tax returns. The Fund may also transact in contracts for difference, which may increase the Fund’s financial risk to the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Counterparty Risk (All Funds). The Fund may have exposure to the credit risk of counterparties with which it deals in connection with the investment of its assets, whether engaged in exchange-traded or off‑exchange transactions or through brokers, dealers, custodians and exchanges through which it engages. In addition, many protections afforded to cleared transactions, such as the security afforded by transacting through a clearinghouse, might not be available in connection with over‑the‑counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the account will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and will sustain losses.
Industry and Sector Focus Risk (All Funds). At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
High Portfolio Turnover Risk (All Funds). The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income. For example, the Fund may, at the direction of the Adviser, frequently reallocate its assets among different indexed investment strategies, which could cause a Sub‑Adviser frequently to replace a significant portion of the securities and other instruments in the Fund’s portfolio through sales and purchases so as to reflect the changing allocations, including selling and repurchasing the same securities in quick succession.
Geographic Focus Risk (All Funds). The Fund may focus its investments in one or more geographic regions or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a less geographically focused fund. In addition to the more general Foreign Securities and Emerging Markets Risk, the Fund may be subject to the risks in the following regional areas.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region

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may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.
Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund’s holdings.
The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.
European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. On December 30, 2020, the European Union and the United Kingdom signed the EU‑UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship, many of which are still to be determined, including those related to financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Greater China Region Risk. In addition to the risks listed under “Foreign Securities and Emerging Markets Risk” investments in Mainland China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments in Mainland China involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Mainland Chinese securities markets are emerging markets characterized by greater price volatility. Mainland China is dominated by the one‑party rule of the Communist Party, and the Mainland Chinese government exercises significant control over Mainland China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Mainland Chinese companies.
Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law. The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of Mainland China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.
Though Taiwan is not dominated by one‑party rule and employs a free market economy, Taiwan’s political and economic relationship with Mainland China, particularly the continuing

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disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan. At times, there may be a high correlation among the Mainland Chinese and Taiwanese markets.
Mainland Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non‑Chinese investors. In a VIE structure, a Mainland China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Mainland Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non‑Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Mainland Chinese operating company. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Mainland Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Mainland Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. Intervention by the Mainland Chinese government with respect to VIE structures could adversely affect the Mainland Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Mainland Chinese company and the value of the offshore entity’s shares. If this were to occur, the market value of the Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
Risks Applicable to Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund
Credit Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID‑19 pandemic. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are also considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Debt Securities and Other Callable Securities Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Interest Rate Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The Funds invest in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Global Bond Fund and Credit Opportunities Fund may invest in variable and floating rate loans and other variable and floating rate securities. The Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes or uncertainty in

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monetary policy. During periods when interest rates are low or there are negative interest rates, each Fund’s yield (and with respect to Global Bond Fund and Credit Opportunities Fund, total return) also may be low or the Funds may be unable to maintain positive returns.
Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, each Fund’s yield (and with respect to Global Bond Fund and Credit Opportunities Fund, total return) also may be low or the Funds may be unable to maintain positive returns.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID‑19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates subject the Funds to the risks described above. In addition, the current environment is exposing debt markets to significant volatility and causing reduced liquidity for Fund investments.
High Yield Securities and Loan Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The Fund invests in instruments including junk bonds, loans and instruments that are issued by issuers that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in both the loan and high yield markets. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans or high yield securities, increase the claims against assets that are permitted against collateral securing loans or high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans or high yield securities issued by such borrowers. Each of these factors might negatively impact the loans and high yield instruments held by the Fund.
High yield securities and loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some loans and other instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When bonds, loans and other instruments or securities are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material nonpublic information to which other investors may have access.
Management Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The Funds are subject to management risk. Each Sub‑Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of a Fund, but there can be no guarantee that these decisions will produce the desired results. For example, BlackRock (with respect to the Global Bond Fund or the Tax Aware Bond Fund), Capital (with respect to the Tax Aware Bond Fund), or the Global Bond Fund or Tax Aware Bond

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Fund may fail to achieve or enhance the performance of the fixed income index segments selected by the Adviser. In the case of the Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund and Credit Opportunities Fund, a Sub‑Adviser’s active management of its allocated portion of the Fund may fail to achieve its desired results. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub‑Advisers in connection with managing their respective allocated portions of the Funds and may also adversely affect the ability of the Funds to achieve their investment objective.
Income Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Government Securities Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Repurchase Agreement Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). Repurchase agreements are subject to Credit Risk. In addition, in the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. These risks may be magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities (“Non‑Traditional Collateral”). For example, repurchase agreements secured by below investment-grade securities and equity securities may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, the Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless the Fund is able to obtain the approval of the bankruptcy court. In addition, the value of Non‑Traditional Collateral may be more volatile or less liquid thereby increasing the risk that the Fund will be unable to recover fully in the event of a counterparty’s default. Below investment-grade securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Equity securities are subject to stock market risk and the price of such securities may rise or fall, sometimes rapidly or unpredictably.
Floating and Variable Rate Securities Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.
U.S. Treasury Obligations Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.
Zero-Coupon, Pay‑In‑Kind and Deferred Payment Securities Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The market value of a zero‑coupon, pay‑in‑kind or deferred payment security is

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generally more volatile than the market value of interest-paying securities, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero‑coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non‑cash income attributable to zero‑coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
In addition: (1) the higher yields and interest rates on certain pay‑in‑ kind securities (“PIK”) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan‑to‑value ratio at a compounding rate.
Exchange-Traded Fund (“ETF”) and Investment Company Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
LIBOR Discontinuance or Unavailability Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The London Interbank Offering Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1‑week and 2‑month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12‑month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1‑month, 3‑month and 6‑month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
Multi-Manager Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The Fund’s

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performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub‑Advisers. The Sub‑Advisers’ investment styles may not always be complementary. The Sub‑Advisers operate independently (e.g., make investment decisions independently of one another), and may make decisions that conflict with each other. For example, it is possible that a Sub‑Adviser may purchase a security for the Fund at the same time that another Sub‑Adviser sells the same security, resulting in higher transaction costs without accomplishing any net investment result; or that several Sub‑Advisers purchase the same security at the same time, without aggregating their transactions, resulting in higher transaction costs. The Fund’s Sub‑Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform private investment funds with similar strategies managed by the Sub‑Advisers. Subject to the overall supervision of the Fund’s investment program by the Fund’s Adviser, each Sub‑Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
Risks Applicable to Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, International Unconstrained Equity Fund, Global Bond Fund and Credit Opportunities Fund
Currency Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, International Unconstrained Equity Fund, Global Bond Fund and Credit Opportunities Fund). Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns. The Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non‑deliverable forward contracts and foreign currency futures contracts. To the extent the Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Fund’s investments in foreign securities. There can be no assurance that the Fund’s hedging activities will be effective, and the Fund will incur costs in connection with the hedging. Currency hedging may limit the Fund’s return if the relative values of currencies change. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Foreign Securities and Emerging Markets Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, International Unconstrained Equity Fund, Global Bond Fund and Credit Opportunities Fund). Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by

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delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
The Fund’s investments in foreign and emerging market securities may be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
Risks Applicable to U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund
Non-Diversified Fund Risk (U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). Since the Fund is non‑diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.
Tracking Error Risk (U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). In carrying out the investment program of the Fund, BlackRock will be instructed by the Adviser to replicate the performance of one or more Indexes, although the Fund is not a passive index fund. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. Funds that track indexes with significant weight in emerging markets issuers may experience higher tracking error than other funds that do not track such indexes.
Additionally, to comply with regulatory requirements, the Fund does not invest in securities issued by JPMorgan Chase & Co. This could cause the Fund to experience tracking error when an Index includes such securities.
Risks Applicable to U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund, Global Bond Fund and Tax Aware Bond Fund
Allocation Risk (U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund, Global Bond Fund and Tax Aware Bond Fund). The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to select the optimum mix of underlying exposures (with respect to Global Bond Fund and Tax Aware Bond Fund) or indexed investment strategies (with respect to U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund) in light of market conditions. There is a risk that the Adviser’s evaluations and assumptions regarding the index components and the indexed investment strategies may be incorrect in view of actual market conditions.
Risks Applicable to Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund
Mortgage-Related and Other Asset-Backed Securities Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or other assets underlying such securities. As a result, during periods of

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declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored entity mortgage-related securities that have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.
Restricted and Privately-Placed Securities Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non‑U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Sovereign Obligations Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). The Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Risks Applicable to Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund
Bank Loan Risk (Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on bank loans at “floating” rates that change in response to changes in market interest rates such as the prime rates of U.S. banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time period. However, to the extent the Fund invests in bank loans, the Fund will maintain sufficient quantities of other, more liquid assets in order to meet shareholder redemption requests within the allowable time period. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common‑law fraud protections under applicable state law.

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Convertible Securities and Contingent Convertible Securities Risk (Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
The Fund may also invest in contingent securities structured as contingent convertible securities, also known as CoCos. Contingent convertible securities are typically issued by non‑U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre‑determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that the Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.
Financial Services Sector Risk (Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). The Fund may invest more heavily in the financial services sector at various times to ensure access to a reasonably large pool of eligible instruments. To the extent that the Fund invests more heavily in the financial services sector, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.
Collateralized Loan Obligations Risk (Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Structured Notes Risk (Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile, and such notes may have a limited trading market making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies.
To‑Be‑Announced (“TBA”) Transactions Risk (Ultra Short Duration Fund, Global Bond Fund and Credit Opportunities Fund). In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that

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meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.
Risks Applicable to Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund
Municipal Obligations Risk (Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund). The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt its ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For example, the current COVID‑19 pandemic has significantly stressed the financial resources of many municipalities, which may impair their ability to meet their financial obligations and harm the value of the Fund’s investments. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the U.S. Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. The impact of the COVID‑19 pandemic on U.S. state finances has also led some to suggest that U.S. states should be permitted to file for bankruptcy, which could have an adverse effect on the value of the Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Risks Applicable to U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund and Credit Opportunities Fund
Equity Market Risk (U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund and Credit Opportunities Fund). The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
Equity Securities Risk (U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund and Credit Opportunities Fund). Investments in equity securities (such as stocks) may be more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund or the securities market as a whole, such as changes in economic or political conditions. If a company becomes insolvent, its equity securities are repaid only after all other debts of the company have been repaid. This can result in a potential severe reduction in, or total loss of, their value. Investing in equity securities may also expose the Fund to

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inflation and currency risk. Further, the investor will be exposed to the specific risks of the industry in which the company operates. For example, a computer chip manufacturer might have exposure to the availability and price of certain metals. Equity securities may or may not be registered, publicly listed or traded on an exchange, and these securities are more likely to be illiquid and therefore subject to a higher degree of liquidity risk than registered or listed securities.
Preferred Securities Risk (U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund and Credit Opportunities Fund). Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities include certain hybrid securities and other types of preferred securities with different features from those of traditional preferred securities described above. Preferred securities that are hybrid securities possess various features of both debt and traditional preferred securities and as such, they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Therefore, unlike traditional preferred securities, hybrid securities may not be subordinate to a company’s debt securities.
Risks Applicable to Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund
Prepayment Risk (Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Inflation-Linked Securities Risk (Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund). Inflation-linked securities, including CPI-U swaps, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal or interest of inflation-linked securities, such as Treasury Inflation Protected Securities, is adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Risks Applicable to Ultra Short Duration Fund and Tax Aware Ultra Short Duration Fund
Non‑Money Market Fund Risk (Ultra Short Duration Fund and Tax Aware Ultra Short Duration Fund). The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate. In addition, shareholders are not eligible for certain simplified methods for calculating gains and losses afforded to money market mutual fund shareholders.
Risks Applicable to Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund
Alternative Minimum Tax Risk (Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund). The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. Any capital gain distributed by the Fund may be taxable.
Municipal Securities Concentration Risk (Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund). The Fund may invest more than 25% of its total assets in municipal securities where the issuer is regarded as a state, city, municipality or other public authority or in municipal securities with governmental guarantees or in housing authority obligations. As a result, the Fund could be more susceptible to developments which affect those obligations.

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Structured Municipal Product Risk (Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund). The Fund may invest in structured municipal products, such as tender option bonds, which involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured municipal product provides a put, the Fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax‑exempt structured products may present tax issues not presented by investments in other short-term municipal or tax‑exempt securities. These issues might be resolved in a manner adverse to the Fund.
Tax Aware Investing Risk (Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund). The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre‑tax income. Managing the Fund to maximize after‑tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre‑tax performance may be lower than that of a similar fund that is not tax‑managed. Even though tax aware strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders, or the amount of Fund distributions that are taxable at ordinary income rates.
Taxability Risk (Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund). The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax‑exempt should in fact be taxable or there may be unfavorable changes in tax laws or noncompliant conduct of a securities issuer that may cause income from all or certain municipal securities to be taxable. In such event, the value of such securities would likely fall, hurting the Fund’s performance. In addition, all or a portion of the Fund’s distributions that otherwise would have been exempt interest distributions would be treated as taxable distributions.
Auction Rate Securities Risk (Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund). The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Risks Applicable to U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund
Large Cap Company Risk (U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund). To the extent the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.
Mid Cap Company Risk (U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund). Investments in mid cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Smaller Company Risk (U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund). Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid capitalization and small capitalization companies). Investments in smaller companies may be riskier than investments in larger companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Funds’ investments.

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Real Estate Investment Trusts Risk (U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund). The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, and their value will be influenced by many factors including the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur later or earlier than expected and such loans may also include so‑called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.
Risks Applicable to Global Bond Fund and Tax Aware Bond Fund
Management Risk (Global Bond Fund and Tax Aware Bond Fund). The Fund is subject to management risk. Each Sub‑Adviser and its portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for its allocated portion of the Fund, but there can be no guarantee that these decisions will produce the desired results. For example, BlackRock (with respect to the Global Bond Fund or the Tax Aware Bond Fund), Capital (with respect to the Tax Aware Bond Fund), or a Fund may fail to achieve or enhance the performance of the fixed income index segments selected by the Adviser. In addition, legislative, regulatory or tax developments may affect the investment techniques available to the Sub‑Advisers in connection with managing their respective allocated portions of the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Risks Applicable to International Unconstrained Equity Fund
Depositary Receipts (ADRs and GDRs) Risk (International Unconstrained Equity Fund). The International Unconstrained Equity Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The International Unconstrained Equity Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, depositary receipts expose the International Unconstrained Equity Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Credit Opportunities Fund
Distressed Securities Risk (Credit Opportunities Fund). Any investments in distressed or defaulted securities subject the Credit Opportunities Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Credit Opportunities Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Credit Opportunities Fund to liability as a lender.
Issuer Risk (Credit Opportunities Fund). The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Covenant Lite Loan Risk (Credit Opportunities Fund). The Credit Opportunities Fund may invest in floating rate loans that

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are “covenant lite” or obtain exposure to such loans through structured investments. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the loan market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing loans, increase the claims against assets that are permitted against collateral securing loans or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the loans issued by such borrowers. Each of these factors might negatively impact the loans held by the Credit Opportunities Fund.
Impairment of Collateral Risks (Credit Opportunities Fund). The terms of the debt instruments held by the Credit Opportunities Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a debt instrument can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a debt instrument may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Credit Opportunities Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of debt instrument the Credit Opportunities Fund has purchased. For example, if the Credit Opportunities Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a debt instrument may not be fully collateralized and can decline significantly in value.
Additional risks associated with investing in each Fund are summarized below.
Transactions and Liquidity Risk (All Funds). The Fund could experience a loss when selling securities to meet redemption requests by shareholders, and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. In addition, the capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity and valuation risk with respect to any debt securities held by a Fund may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
Cyber Security Risk (All Funds). As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the Adviser, any Sub‑Advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in

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losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Convertible Securities and Contingent Convertible Securities Risk (U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund and Tax Aware Bond Fund). The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
The Fund may also invest in contingent securities structured as contingent convertible securities, also known as CoCos. Contingent convertible securities are typically issued by non‑U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre‑determined trigger event occurs. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure, including conversion risk. Contingent convertible securities are also subject to extension risk. There is no guarantee that the Fund will receive return of principal on contingent convertible securities. Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve.
Prepayment Risk (Ultra Short Duration Fund and Tax Aware Ultra Short Duration Fund). The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Exchange-Traded Fund (“ETF”) and Investment Company Risk (U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund). The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed‑end fund designed to track an index may not track the index and may result in a loss. In addition, closed‑end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed‑end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Value Strategy Risk (U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund). An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser or Sub‑Adviser if other investors fail to recognize the company’s value or the factors that the Adviser or Sub‑Adviser believes will cause the stock price to increase do not occur.
Foreign Securities and Emerging Markets Risk (Tax Aware Bond Fund and U.S. Unconstrained Equity Fund). Investments in foreign issuers, foreign securities (including depositary receipts) or U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

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Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The Fund may invest a substantial portion of its assets in emerging market countries. These risks are magnified in countries in “emerging markets.” Emerging market countries currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries. Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
Collateralized Loan Obligations Risk (Tax Aware Ultra Short Duration Fund). Collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Tax Aware Ultra Short Duration Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. For example, a liquidity crisis in the credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Tax Aware Ultra Short Duration Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Bank Loan Risk (Tax Aware Ultra Short Duration Fund). Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on bank loans at “floating” rates that change in response to changes in market interest rates such as the prime rates of U.S. banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Tax Aware Ultra Short Duration Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Tax Aware Ultra Short Duration Fund’s ability to pay redemption proceeds within the allowable time period. However, to the extent the Tax Aware Ultra Short Duration Fund invests in bank loans, the Tax Aware Ultra Short Duration Fund will maintain sufficient quantities of other, more liquid assets in order to meet shareholder redemption requests within the allowable time period. Certain loans may be classified as “illiquid” securities. Additionally, because a loan may not be considered a security, the Tax Aware Ultra Short Duration Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Tax Aware Ultra Short Duration Fund generally must rely on contractual provisions in the loan agreement and common‑law fraud protections under applicable state law.
Structured Notes Risk (Tax Aware Ultra Short Duration Fund). Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower.

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The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile, and such notes may have a limited trading market making it difficult to value them or sell them at an acceptable price. In some cases, the Tax Aware Ultra Short Duration Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Tax Aware Ultra Short Duration Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Tax Aware Ultra Short Duration Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies.
To‑Be‑Announced (“TBA”) Transactions Risk (Tax Aware Ultra Short Duration Fund). In TBA transactions, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Tax Aware Ultra Short Duration Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Default or bankruptcy of a counterparty to a TBA transaction would expose the Tax Aware Ultra Short Duration Fund to potential loss and could affect the Tax Aware Ultra Short Duration Fund’s returns. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date.
Depositary Receipts (ADRs and GDRs) Risk (U.S. Unconstrained Equity Fund). The U.S. Unconstrained Equity Fund may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The U.S. Unconstrained Equity Fund may invest in both sponsored and unsponsored ADRs, GDRs and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. In addition to investment risks associated with the underlying issuer, depositary receipts expose the U.S. Unconstrained Equity Fund to additional risks associated with the non‑uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Municipal Obligations Risk (Global Bond Fund). The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Global Bond Fund’s income or hurt its ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. For example, the current COVID‑19 pandemic has significantly stressed the financial resources of many municipalities, which may impair their ability to meet their financial obligations and harm the value of the Global Bond Fund’s investments. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax

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revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Global Bond Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Global Bond Fund to sell the security at the time and the price that normally prevails in the market.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the U.S. Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Global Bond Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Global Bond Fund’s investments. The impact of the COVID‑19 pandemic on U.S. state finances has also led some to suggest that U.S. states should be permitted to file for bankruptcy, which could have an adverse effect on the value of the Global Bond Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Sovereign Obligations Risk (Tax Aware Bond Fund). The Tax Aware Bond Fund may invest in securities issued by or guaranteed by sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty in the country at issue, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. These securities are also subject to Foreign Securities and Emerging Markets Risk.
Mortgage-Related and Other Asset-Backed Securities Risk (Tax Aware Bond Fund). Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, collateralized loan obligations and collateralized debt obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Mortgage-related and other asset backed securities may be issued by private issuers or issued, or guaranteed, by government or government-sponsored entities. The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored entity mortgage-related securities that have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. There is no government or government-sponsored entity guarantee for such privately issued investments and thus the Fund faces an increased risk of loss with respect to such privately issued investments.
Currency Risk (Tax Aware Bond Fund). Changes in foreign currency exchange rates will affect the value of the Tax Aware Bond Fund’s securities and the price of the Tax Aware Bond Fund’s shares. Generally, when the value of the U.S. dollar rises relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the

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volatility of the Tax Aware Bond Fund. Although the Tax Aware Bond Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Tax Aware Bond Fund may also hedge from one foreign currency to another. In addition, the Tax Aware Bond Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Tax Aware Bond Fund’s potential returns. The Tax Aware Bond Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non‑deliverable forward contracts and foreign currency futures contracts. To the extent the Tax Aware Bond Fund enters into such transactions in markets other than in the United States, the Tax Aware Bond Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to the Tax Aware Bond Fund’s investments in foreign securities. There can be no assurance that the Tax Aware Bond Fund’s hedging activities will be effective, and the Tax Aware Bond Fund will incur costs in connection with the hedging. Currency hedging may limit the Tax Aware Bond Fund’s return if the relative values of currencies change. Furthermore, the Tax Aware Bond Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
For more information about risks associated with the types of investments that each Fund purchases, please read the “Investment Practices” section and the Statement of Additional Information.
DYNAMIC BENCHMARK INFORMATION
When presenting Fund performance information for the U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund, each Fund may show, as a basis of comparison, in addition to the primary benchmark (which will be a broad-based index), the performance of a customized dynamic benchmark composed of the blended performance of the underlying Indexes to which the Adviser has allocated Fund assets to the Sub‑Adviser, adjusted on a regular basis to reflect the index allocations instructed by the Adviser to the Sub‑Adviser.
CONFLICTS OF INTEREST
An investment in a Fund is subject to a number of actual or potential conflicts of interest. In managing your JPM Program account, the Adviser and its parent company, JPMorgan Chase & Co. (“JPMorgan”) and its affiliates may experience certain benefits and efficiencies from investing your account assets in the Funds instead of unaffiliated investment vehicles. However, any potential conflicts are substantially mitigated by the fact that the Adviser, through a management fee waiver, does not receive additional net advisory fees as a result of your account’s investment in the Funds and the Funds are generally not using JPMorgan and/or its affiliates to provide other services to the Funds for compensation. Note that JPMorgan and/or its affiliates, will continue to receive fees for managing the JPM Program accounts, including with respect to assets invested in the Funds, and a JPMorgan affiliate will continue to clear mutual fund trades, including trades in the Funds, for JPMorgan client accounts. The Adviser and/or its affiliates also may face conflicts of interest in their service as investment adviser to other clients, which may provide more compensation to the Adviser and/or its affiliates than the Funds. This creates a conflict of interest for the Adviser by providing an incentive to favor those clients, and from time to time, the Adviser may make decisions that differ from and/or negatively impact the investment and/or allocation decisions made by the Adviser on behalf of the Funds. In addition, JPMorgan and its affiliates provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which the Funds invest or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. Further, Fund portfolios may be affected because of regulatory restrictions applicable to JPMorgan and its affiliates. The Adviser may also acquire material non‑public information which would negatively affect the Fund’s ability to transact in securities. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
The Chief Compliance Officer of the Funds and the Six Circles Trust also serves as the Chief Compliance Officer of the Adviser, and in such capacity may face conflicts of interest with his compliance responsibilities to the Funds and the Six Circles Trust. The Funds and the Six Circles Trust have implemented policies and procedures to seek to mitigate such conflicts.
For more information about conflicts of interest, see the “Potential Conflicts of Interest” section in the SAI.

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The Funds’ Management and Administration

The Funds are series of Six Circles Trust (the “Trust”), a Delaware statutory trust. The trustees of the Trust are responsible for overseeing all business activities.
The Funds’ Investment Adviser and Sub‑Advisers
J.P. Morgan Private Investments Inc. (“JPMPI”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. JPMPI is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMPI is located at 383 Madison Avenue, New York, NY 10179. JPMPI is entitled to receive an annual fee from each Fund as shown in the chart below:

Fund	% of Average Net Assets
Ultra Short Duration Fund	0.25%
Tax Aware Ultra Short Duration Fund	0.25%
U.S. Unconstrained Equity Fund	0.25%
International Unconstrained Equity Fund	0.25%
Global Bond Fund	0.25%
Tax Aware Bond Fund	0.25%
Credit Opportunities Fund	0.75%
JPMPI, on behalf of the respective Funds, has entered into a sub-advisory agreement with each Sub‑Adviser (each, a “Sub‑Advisory Agreement”). For the services provided pursuant to its Sub‑Advisory Agreement, each Sub‑Adviser receives an annual fee from the Adviser, or directly from each applicable Fund on behalf of the Adviser. Additionally, certain Sub‑Advisers have entered into sub‑sub‑advisory agreements with certain sub‑sub‑advisors (each, a “Sub‑Sub‑Advisory Agreement”). For the services provided pursuant to its Sub‑Advisory Agreement, each Sub‑Sub‑Adviser receives a fee from the Sub‑Adviser it has entered into the Sub‑Sub‑Advisory Agreement with.
For the purposes of determining compensation, after waivers, under the investment advisory agreement with JPMPI, each Fund will be deemed to have paid JPMPI, and JPMPI will be deemed to have received an amount equal to, any payment made pursuant to the Sub‑Advisory Agreements. JPMPI has contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees it is contractually required to pay the Fund’s Sub‑Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. JPMPI may terminate the waiver, under its terms, effective upon the end of the then-current term, by providing at least ninety (90) days prior written notice to the Trust. The waiver may not otherwise be terminated by JPMPI without the consent of the Board, which consent will not be unreasonably withheld. Such waivers are not subject to reimbursement by the Funds. Additionally, the Adviser has contractually agreed through at least 04/30/2023 to reimburse expenses to the extent total annual operating expenses of a Fund (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.40%, 0.40%, 0.45%, 0.50%, 0.40%, 0.40% and 0.95% of the average daily net assets of the Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, U.S. Unconstrained Equity Fund, International Unconstrained Equity Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund, respectively (each, an “Expense Cap”). An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty‑six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund.
As the Adviser, JPMPI has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub‑Advisers. The Sub‑Advisers are each responsible for the day‑to‑day investment decisions of its respective portion of each Fund. Additionally, the Sub‑Advisers may allocate to Sub‑Sub‑Advisers a portion of the assets allocated to them by the Adviser. The allocation of the assets of each Fund among the Sub‑Advisers will be determined by JPMPI. The Sub‑Advisers are responsible for deciding which securities to purchase and sell for their respective portions of each Fund and for placing orders for each Fund’s transactions.
In limited circumstances, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of a Fund’s portfolio directly, including without limitation, for portfolio hedging, to temporarily adjust a Fund’s overall market exposure or to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal. A Fund may obtain passive exposure to a particular sub‑asset class from time to time by making an index-based investment (e.g., in an ETF). Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select a third party interim manager to execute transactions on behalf of a Fund to transition a portion of Fund assets from one Sub‑Adviser to another or to transition among indexed investment strategies, or, at the direction of JPMPI, to

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implement a sub‑strategy. The duration of any such transition or interim management services will be determined by the Adviser’s ability to identify an appropriate replacement sub‑adviser, if deemed necessary, and when such replacement sub‑adviser can begin managing Fund assets, as well as the nature of the assets to be transitioned and relevant market conditions. With the approval of the Board, JPMPI has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand‑by interim sub‑advisory services, as well as transition management services, for the Funds, to be utilized as needed in certain transitional or trading circumstances involving a Fund Sub‑Adviser. As of the date hereof, RIIS is not managing any assets of the Funds.
JPMPI acts as “manager of managers” for the Funds in reliance on an exemptive order of the SEC granting exemptions from certain provisions of the Investment Company Act (the “Exemptive Order”). Pursuant to the Exemptive Order, J.P. Morgan-affiliated funds are permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub‑advisers without such agreements being approved by the shareholders of the Funds. JPMPI may not enter into any sub-advisory agreement with an affiliated sub‑adviser without such agreement being approved by shareholders of the Funds. Accordingly, the Funds and JPMPI may hire, terminate, or replace the Funds’ sub‑advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub‑advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMPI will continue to have the ultimate responsibility to oversee the sub‑advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in sub‑advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The Exemptive Order also permits the Funds to disclose to shareholders the management fees only in the aggregate. The initial shareholder of the Funds approved the Funds’ operation in reliance by the Funds on the Exemptive Order.
A discussion of the basis the Board used in approving the investment advisory agreement for the Funds is available in the semiannual report for the fiscal period ended 6/30/21, with the exception of the Credit Opportunities Fund, which is available in the annual report for the fiscal period ended 12/31/20.
Sub‑Adviser Evaluation
The Adviser: (i) evaluates, selects, and recommends sub‑advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the sub‑advisers’ investment programs and results; (iii) allocates and reallocates each Fund’s assets among the sub‑advisers; and (iv) reviews each Fund’s compliance with its investment objectives, strategies, policies and restrictions. Sub‑adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non‑quantitative factors, within a framework that reviews the sub‑advisers’ people, process, philosophy and performance. In selecting sub‑advisers, JPMPI will consider a variety of factors and attributes related to such sub‑advisers, including, but not limited to:

•	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

•	a thorough understanding of the business aspects of managing the relevant investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;

•	correlation of a sub‑adviser’s returns to broader markets and other sub‑advisers;

•	statistical peer analysis; and

•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.
The investment methods used by Sub‑Advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one Sub‑Adviser will, under normal circumstances, differ from the allocations managed by any other Sub‑Advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization and issuer financials. Because selections are made independently by each Sub‑Adviser, it is possible that one or more Sub‑Advisers could purchase the same security or that several Sub‑Advisers may simultaneously favor the same industry or sector.
The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub‑Adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub‑Advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub‑Advisers, the timing and degree of which will be determined by the Adviser at its discretion. Additionally, the Sub‑Advisers may allocate to Sub‑Sub‑Advisers a portion of the assets allocated to them by the Adviser. Each Sub‑Adviser independently selects the brokers and dealers to execute transactions for the portion of a Fund being managed by that Sub‑Adviser.

110	SIX CIRCLES® FUNDS

At times, allocation adjustments among Sub‑Advisers may be considered tactical with over- or under-allocations to certain Sub‑Advisers based on the Adviser’s assessment of the risk and return potential of each Sub‑Adviser’s strategy. Sub‑Adviser allocations are also influenced by each Sub‑Adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub‑Advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund.
In the event a Sub‑Adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement sub‑adviser or allocate the assets among the remaining Sub‑Advisers. The securities that were held in the departing Sub‑Adviser’s allocation of a Fund’s portfolio may be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional sub‑advisers in order to broaden a Fund’s portfolio or capacity or as otherwise determined by the Adviser to be in the best interests of a Fund. In addition, the Adviser reserves the right to instruct Sub‑Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly to temporarily manage assets as a result of a Sub‑Adviser’s resignation or removal. Alternatively, from time to time, JPMPI may, for short or longer-term periods and subject to Board approval, select an interim manager to transition a portion of Fund assets from one Sub‑Adviser to another, or, at the direction of JPMPI, to implement a sub‑strategy. JPMPI has engaged RIIS to provide such services, as deemed necessary.
The Portfolio Managers
Investment Adviser
Richard Madigan, Managing Director and Chief Investment Officer, Jeffrey Gaffney, Managing Director and Michael Gray, Managing Director are the JPMPI portfolio managers for the Ultra Short Duration Fund, the Tax Aware Ultra Short Duration Fund, the Global Bond Fund, the Tax Aware Bond Fund and the Credit Opportunities Fund and are primarily responsible for establishing and monitoring the investment strategy of the Funds and monitoring the Sub‑Advisers.
Richard Madigan, Managing Director and Chief Investment Officer, Jeffrey Gaffney, Managing Director and Miles Wixon, Managing Director are the JPMPI portfolio managers for the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund and are primarily responsible for establishing and monitoring the investment strategy of the Funds and monitoring the Sub‑Adviser.
Mr. Madigan is the Chief Investment Officer for J.P. Morgan’s Private Bank, based in New York. In his role, he and his team
(the “Private Bank CIO Team”) are responsible for the development of investment strategy, tactical and strategic asset allocation for over $400 billion (as of 12/31/21) of high net worth and institutional client assets. Mr. Madigan is chair of the Private Bank’s Global Investment Council. He brings more than 20 years of portfolio and capital market experience to the firm. Prior to his current role, Mr. Madigan was the Chief Investment Officer for J.P. Morgan’s Global Access Portfolios, where he and his team managed in excess of $16 billion in client assets across 35 countries. Before joining at J.P. Morgan, Mr. Madigan held the title of Managing Director, Head of Emerging Markets Investments and Senior Portfolio Manager at Offitbank, a New York-based wealth management boutique, where he managed peak assets in excess of $1 billion in both domestic and offshore portfolios, including the firm’s flagship emerging markets mutual fund. He was also a senior member of the firm’s investment committee. Before joining Offitbank, Mr. Madigan worked for J.P. Morgan’s Investment Banking division in New York in the emerging markets securities business. He previously spent six years with Citicorp first as a banker in Mexico, and then in the firm’s international corporate finance division in New York.
Mr. Gaffney is a Managing Director and head of U.S. Multi-Asset Portfolio Management for the PB CIO Team at J.P. Morgan Private Bank, based in New York. He is responsible for managing multi-asset class portfolios for J.P. Morgan U.S. Private Bank, J.P. Morgan Advisory and Chase Wealth Management clients across a spectrum of investment objectives, risk tolerances, and liquidity constraints. In this role, Mr. Gaffney works closely with the single asset class portfolio management and Manager Solutions due diligence teams to ensure that the investment insights of the PB CIO Team are integrated into client portfolios in accordance with the team’s rigorous portfolio construction and risk management framework. Mr. Gaffney joined J.P. Morgan in 2008, and has been a member of the CIO Team at the private bank since 2010. He chairs the WM U.S. Regional Investment Council and is a member of the Global Investment Council. In addition to managing the multi-asset portfolios for the U.S. onshore client base including the multi-asset Six Circles completion portfolios, Mr. Gaffney also serves as a portfolio manager for several J.P. Morgan asset allocation mutual fund strategies. Mr. Gaffney holds a Bachelor of Science in Engineering (BSE) degree from Princeton University in Operations Research and Financial Engineering (ORFE). He also holds a Masters of Business Administration (MBA) from Yale University with an emphasis in Finance. During the time between his undergraduate studies and business school, Mr. Gaffney worked with Capitol Hill on public policy issues in a non-partisan capacity, on political campaigns at the local and national levels, and as a carpenter for a residential contractor focused on historic renovations and residential construction in the Boston area.

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Mr. Gray is a Managing Director and the Head of Fixed Income & Credit for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Global Investment Council. Mr. Gray is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global fixed income markets. Mr. Gray joined J.P. Morgan in 2015 with more than 24 years of capital markets experience and brings substantial expertise in fixed income research and portfolio management to bear for the Private Bank CIO Team and its clients. Previously Mr. Gray was a Managing Director and member of the executive leadership team at Hartford Investment Management Company (“HIMCO”), the institutional asset management subsidiary of The Hartford Financial Services Group. During his tenure he filled several key roles including Global Head of Research, Co‑Head of Third Party Portfolio Management, and Head of Investment Strategy. He also served as the Lead Portfolio Manager for over $45 billion of client assets across a range of insurance, retail, and institutional strategies and supervised portfolio teams managing an additional $30 billion. Prior to HIMCO Mr. Gray was a Managing Director and the Head of Credit Research at both Credit Suisse Asset Management and Deutsche Asset Management (New York); he also served as the Head of European Credit Research and a senior credit analyst at UBS Warburg Investment Bank in London.
Mr. Wixon is a Managing Director and the Head of Equity for the J.P. Morgan Private Bank CIO Team, based in New York. He also is a member of the Global Investment Council. Mr. Wixon is responsible for coordinating the Private Bank CIO Team’s research and strategy efforts across global equity markets. Mr. Wixon joined J.P. Morgan in 2016 with 20 years of capital markets experience and brings substantial expertise in bottom‑up, fundamental equity research and portfolio management. Previously, Mr. Wixon was a Portfolio Manager at McKinley Capital Management where he managed international equity strategies. Prior to joining McKinley, Mr. Wixon was a Senior Vice President and Portfolio Manager for Oppenheimer’s Global Equity Strategy where he co‑managed a team of international sector analysts dedicated to a bottom‑up, fundamental investment process. He was also a Managing Director at Rockefeller & Company where co‑managed global, international and U.S. equity strategies. Mr. Wixon began his career as a Japanese financial sector analyst at Nikko Salomon Smith Barney in Tokyo.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.
Sub‑Advisers and Sub‑Sub‑Advisers
The Adviser has entered into a sub-advisory agreement with each Sub‑Adviser, as amended from time to time. Additionally, certain Sub‑Advisers have entered into sub‑sub‑advisory agreements with certain Sub‑Sub‑Advisers. The Adviser compensates each Fund’s Sub‑Advisers out of the investment advisory fees it receives from each Fund, and each Sub‑Adviser compensates any Sub‑Sub‑Adviser it engages. As stated above, the Adviser has contractually agreed through at least 04/30/2023 to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub‑Advisers. Each Sub‑Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub‑Advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub‑Adviser’s adherence to its investment style. The Board supervises the Adviser, the Sub‑Advisers and Sub‑Sub‑Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Sub‑Advisers and Sub‑Sub‑Advisers recommended by the Adviser.
In rendering investment advisory services to the Global Bond Fund and Credit Opportunities Fund, certain Sub‑Advisers use the portfolio management, research and other resources of foreign (non‑U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended, and provide services to the Global Bond Fund and Credit Opportunities Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
A discussion of the basis the Board used in approving the investment Sub-Advisory Agreements and Sub‑Sub‑Advisory Agreements (with the exception of the PGIM and Federated Sub‑Advisory Agreements and the BIL and PGIML Sub‑Sub‑Advisory Agreements for the Credit Opportunities Fund) for the Funds is available in the semiannual report for the fiscal period ended 6/30/21 and the annual report for the fiscal period ended 12/31/21. A discussion of the basis the Board used in approving the PGIM and Federated Sub‑Advisory Agreements and the BIL and PGIML Sub‑Sub‑Advisory Agreements for the Credit Opportunities Fund is available in the annual report for the fiscal period ended 12/31/20.
The following provides additional information about each Sub‑Adviser and Sub‑Sub‑Adviser and the portfolio managers who are responsible for the day‑to‑day management of each Sub‑Adviser’s and Sub‑Sub‑Adviser’s allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of shares of the Funds.

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Ultra Short Duration Fund
BlackRock
BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Ultra Short Duration Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2021, BlackRock had assets under management of approximately $10.01 trillion.
Portfolio Managers:
Akiva Dickstein and Scott MacLellan serve as portfolio managers to the Ultra Short Duration Fund.
Mr. Dickstein, Managing Director, is Head of Customized Multi-Sector, U.S. Short Duration and Co‑Head of Global Inflation Linked Portfolios within BlackRock’s Fundamental Fixed Income group, and a member of the Global Fixed Income executive team. He is also a portfolio manager of BlackRock’s Core Bond, Low Duration Bond and BGF USD Short Duration Bond Funds and associated separate accounts. Prior to taking on his current responsibilities, Mr. Dickstein was the lead portfolio manager on BlackRock’s mortgage portfolios. Before joining BlackRock in 2009, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein’s publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill’s prepayment models for fixed rate and hybrid MBS. Mr. Dickstein earned a BA degree in economics, summa cum laude, from Yale University in 1990, and an MA degree in physics from Princeton University in 1993.
Mr. MacLellan, CFA, Director, is a portfolio manager in BlackRock’s Global Fixed Income Group. He is the co‑portfolio manager of BlackRock’s Low Duration Bond Fund and the BGF USD Short Duration Bond Fund. As a lead portfolio manager on the USD short duration fixed income platform, he also focuses on managing multi-sector short duration portfolios and closed‑end funds. Prior to assuming his current responsibilities in 2012, Mr. MacLellan was a member of the Global Client Group, covering Japanese clients. He also served as a product specialist for short duration fixed income products. Previously, Mr. MacLellan spent four years with Nomura BlackRock Asset Management (“NBAM”), a former joint venture between BlackRock and Nomura Asset Management Co., Ltd, in Tokyo as an account manager. Prior to joining NBAM in 2001, Mr. MacLellan spent a year in the Global Finance and
Investment Department of IBJ Leasing in Tokyo. Mr. MacLellan earned a BS degree, with honors, in economics and international development studies from King’s College in 1997.
Goldman
Goldman, located at 200 West Street, New York, New York 10282, serves as a Sub-Adviser to the Ultra Short Duration Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Funds. Goldman has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2021, Goldman, including its investment advisory affiliates, had assets under supervision of approximately $2.2 trillion.
Portfolio Managers:
John Olivo and Kashif Mohiuddin serve as portfolio managers of the Ultra Short Duration Fund.
Mr. Olivo, Managing Director of Goldman, is the global head of short duration fixed income strategies at Goldman and a member of its Investment Strategy Committee. He has been employed by Goldman since 1995.
Mr. Mohiuddin, Vice President of Goldman, is a senior portfolio manager in the short duration fixed income team. He has been employed by Goldman since 2015.
PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub‑Adviser to the Ultra Short Duration Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2021, PIMCO had assets under management of approximately $2.20 trillion.
Portfolio Managers:
Jerome Schneider and Andrew Wittkop serve as portfolio managers of the Ultra Short Duration Fund.
Mr. Schneider is a managing director in the Newport Beach office and head of short-term portfolio management and funding. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on

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the municipal and fixed income derivatives trading desks. He has 26 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.
Mr. Wittkop is an executive vice president and portfolio manager in the Newport Beach office, managing short and low duration portfolios. He previously worked on the U.S. interest rate desk trading Treasuries, agencies and derivative instruments. Prior to that, he worked on the real return desk and as a product manager for absolute return strategies. He has 21 years of investment experience and holds an MBA from Stern School of Business at New York University and an undergraduate degree from the University of California, Los Angeles.
Tax Aware Ultra Short Duration Fund
Insight
Insight is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation and is registered in the United States with the Securities and Exchange Commission (“SEC”) as an investment adviser. Insight is part of the group of affiliated companies providing investment advisory services under the brand name “Insight Investment” or “Insight.” Insight’s principal office is located at 200 Park Avenue, New York, New York 10166. As of December 31, 2021, Insight managed approximately $1.17 trillion of assets.
Portfolio Managers:
Daniel Marques, Director and Senior Portfolio Manager, and Jeffrey Burger, Director and Senior Portfolio Manager, serve as portfolio managers of the Tax Aware Ultra Short Duration Fund.
Mr. Marques is a Senior Portfolio Manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond portfolios for institutional, high net worth and mutual fund clients. He is also a leader of sustainability and ESG integration for US municipal bond portfolios and a lead portfolio manager for the US Municipal Impact strategy. Mr. Marques also provides municipal market analysis and performance attribution commentary for the team. Prior to joining the firm in 2000, he served as an investment research manager at Citizens Bank. Mr. Marques has been in the investment industry since 1992. He earned an MBA from Nichols College and a BS from the University of Massachusetts. He holds the CFA® designation and is a member of the CFA Institute.
Mr. Burger is a Senior Portfolio Manager for US Municipal Bond strategies. He is responsible for managing US Municipal Bond strategies for institutional, high net worth and mutual fund clients. Previously, Mr. Burger served as a senior analyst for the firm, specializing in land-secured and special tax bonds. Prior to joining the firm in 2009, he worked at Columbia Management as a portfolio manager and senior research analyst and at Fitch Ratings as a senior-level analyst. Mr. Burger is a former chairman and member of the executive committee and board of governors for the National Federation of Municipal Analysts. He is also a former president of the Boston Municipal Analysts Forum. Mr. Burger has been in the investment industry since 1998. He earned an MPA from the Maxwell School of Citizenship and Public Affairs at Syracuse University and a BA degree, cum laude, in policy studies and public relations from Syracuse University. Mr. Burger holds the CFA® designation and is a member of the CFA Institute.
Goldman
Goldman, located at 200 West Street, New York, New York 10282, serves as a Sub-Adviser to the Tax Aware Ultra Short Duration Fund under a Sub-Advisory Agreement with the Adviser on behalf of the Funds. Goldman has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of December 31, 2021, Goldman, including its investment advisory affiliates, had assets under supervision of approximately $2.2 trillion.
Portfolio Managers:
John Olivo and Kashif Mohiuddin serve as portfolio managers of the Tax Aware Ultra Short Duration Fund.
Mr. Olivo, Managing Director of Goldman, is the global head of short duration fixed income strategies at Goldman and a member of its Investment Strategy Committee. He has been employed by Goldman since 1995.
Mr. Mohiuddin, Vice President of Goldman, is a senior portfolio manager in the short duration fixed income team. He has been employed by Goldman since 2015.
PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub‑Adviser to the Tax Aware Ultra Short Duration Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2021, PIMCO had assets under management of approximately $2.20 trillion.

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Portfolio Managers:
Jerome Schneider and Andrew Wittkop serve as portfolio managers of the Tax Aware Ultra Short Duration Fund.
Mr. Schneider is a managing director in the Newport Beach office and head of short-term portfolio management and funding. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2015. Prior to joining PIMCO in 2008, Mr. Schneider was a senior managing director with Bear Stearns. There he most recently specialized in credit and mortgage-related funding transactions and helped develop one of the first “repo” conduit financing companies. Additionally, during his tenure at Bear Stearns he held various positions on the municipal and fixed income derivatives trading desks. He has 26 years of investment experience and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.
Mr. Wittkop is an executive vice president and portfolio manager in the Newport Beach office, managing short and low duration portfolios. He previously worked on the U.S. interest rate desk trading Treasuries, agencies and derivative instruments. Prior to that, he worked on the real return desk and as a product manager for absolute return strategies. He has 21 years of investment experience and holds an MBA from Stern School of Business at New York University and an undergraduate degree from the University of California, Los Angeles.
U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund
BlackRock
BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as the Sub-Adviser to the U.S. Unconstrained Equity Fund and International Unconstrained Equity Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2021, BlackRock had assets under management of approximately $10.01 trillion.
Portfolio Managers:
Suzanne Henige, CFA, Jennifer Hsui, CFA, Peter Sietsema, Paul Whitehead and Amy Whitelaw serve as portfolio managers of the U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund.
Suzanne Henige, CFA, Director and Senior Portfolio Manager, is a member of BlackRock’s EII Portfolio Engineering group. She currently leads the Sub‑Advised PE team which is responsible for managing US and Developed markets Mutual Funds and
Sub‑Advised portfolios. Mrs. Henige’s service with BlackRock dates back to 2009. Prior to her current role, she managed portfolios in the iShares Emerging Markets and US Institutional teams. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Mrs. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003. Mrs. Henige earned a BS degree in managerial economics and an MBA degree from University of California, Davis in 2003 and 2012, respectively.
Jennifer Hsui, CFA, Managing Director, is Chief Investment Officer for Global Portfolio Engineering within BlackRock’s EII team. She is responsible for overseeing investment strategies in iShares ETFs and Institutional Index Equity products. Ms. Hsui’s service with BlackRock dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was a senior portfolio manager and led the Emerging Markets Portfolio Engineering teams in the Americas within EII. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Peter Sietsema, Director, is a member of BlackRock’s Index Equity Portfolio Management Group. He is responsible for the Sub‑Advised vehicles. Mr. Sietsema was previously responsible for the management of a broad range of US equity portfolios. Mr. Sietsema’s service with the firm dates back to 2007, including his years with BGI, which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2000.
Paul Whitehead, Managing Director, Co‑Head of Index Equity. Mr. Whitehead is the Co‑Head of the BlackRock’s ETF and Index Investments business. He is responsible for overseeing the management of Institutional and iShares funds. Paul was previously the Global Head of Equity Trading and the Global Head of Transition Management within BlackRock’s Global Trading Group. Mr. Whitehead’s service with the firm dates back to 1996, including his years with BGI, which merged with BlackRock in 2009. Prior to assuming his current role, Mr. Whitehead was Head of Americas Equity Trading. Previously, he managed the trading team responsible for all Institutional Index funds, Exchange Traded funds, and Transition Management mandates. Mr. Whitehead represents BlackRock on the board of Luminex, a buy‑side owned

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Alternative Trading System launched in 2015. Mr. Whitehead earned a BS degree in economics at the University of Colorado in 1993.
Amy Whitelaw, Managing Director, is the Co‑Head of Americas Portfolio Engineering within BlackRock’s EII team. She oversees the Americas Index Equity Portfolio Engineering team and is responsible for the teams that manage iShares ETFs and Institutional Index Equity product ranges. Ms. Whitelaw also co‑chairs BlackRock’s Global Women’s Initiative Network and formerly co‑chaired the Women’s Initiative Network on the West Coast. Ms. Whitelaw’s service with BlackRock dates back to 1999, including her years with BGI, which merged with BlackRock in 2009. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist, and was also an international equity trader on BGI’s trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs. Ms. Whitelaw earned a BA degree in International studies and French from Dickinson College in 1993.
Global Bond Fund
BlackRock, BIL and BSL
BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub‑Adviser to the Global Bond Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Funds. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as Sub‑Sub‑Adviser to the Global Bond Fund under a sub‑sub‑advisory agreement with BlackRock. BIL is registered as an investment adviser with the SEC and was organized in 1995. BSL, located at 20 Anson Road #18‑01, 079912 Singapore, serves as Sub‑Sub‑Adviser to the Global Bond Fund under a Sub‑Sub‑Advisory Agreement with BlackRock. BSL is registered as an investment adviser with the SEC and was organized in 2000. As of December 31, 2021, BlackRock and its affiliates had assets under management of approximately $10.01 trillion.
Portfolio Managers:
Scott Radell and Joel Silva serve as portfolio managers of the Global Bond Fund.
Mr. Radell is a Managing Director and Senior Portfolio Manager within BlackRock’s Systematic Fixed Income Portfolio Group since 2009. He previously served as Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Mr. Silva is a Director and member of the North America Core Portfolio Management within the BlackRock Global Fixed Income group, where he oversees the management of Municipal strategies as well as Canadian institutional index, active and iShares products. Mr. Silva’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Silva focused on developing and launching municipal products and strategies for both the indexed and active funds. He was also responsible for the ongoing management and trading of all municipal strategies. Prior to joining BGI in 2007, Mr. Silva was a Managing Director with Stone & Youngberg LLC where he traded and underwrote municipal securities. Earlier in his career he held positions with American Century and Northern Trust. Mr. Silva earned a BS degree in Business Finance from California Polytechnic State University in 1989 and an MBA degree in finance from California State University, Hayward in 1992.
PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub‑Adviser to the Global Bond Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2021, PIMCO had assets under management of approximately $2.20 trillion.
Portfolio Managers:
Daniel H. Hyman and Munish Gupta serve as portfolio managers for the Global Bond Fund.
Mr. Hyman is a managing director and head of the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO’s Ginnie Mae and Mortgage Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 19 years of investment experience and holds an undergraduate degree from Lehigh University.
Mr. Gupta is an executive vice president and portfolio manager in the Newport Beach office, focusing on agency mortgage-backed securities and structured products. Prior to joining PIMCO in 2018, he was a founding member and senior portfolio manager at Nara Capital. Previously, he was a managing director at Structured Portfolio Management (SPM) and held research and portfolio strategy positions at various buy‑side firms. He has 16 years of investment experience and holds master’s degrees in electrical engineering from the University of Cincinnati and in quantitative and computational finance

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from the Georgia Institute of Technology. He received his undergraduate degree from the Thapar Institute of Engineering and Technology in India.
PGIM and PGIML
PGIM, located at 655 Broad Street, 8th Floor, Newark, NJ 07102, serves as a Sub‑Adviser to the Global Bond Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. PGIM is registered as an investment adviser with the SEC and was organized in 1984. As of December 31, 2021, PGIM had assets under management of approximately $1.5 trillion. PGIML, located at Grand Buildings, 1‑3 Strand, Trafalgar Square, London WC2N 5HR, serves as Sub‑Sub‑Adviser to the Global Bond Fund under a Sub‑Sub‑Advisory Agreement with PGIM. PGIML is registered as an investment adviser with the SEC and was established in 1999. As of December 31, 2021, PGIML had assets under management of approximately $62.3 billion.
Portfolio Managers:
Edward Farley, Robert Tipp, Matthew Angelucci and David Del Vecchio serve as portfolio managers to the Global Bond Fund.
Mr. Farley is a Managing Director and Head of the European Investment Grade Corporate Bond Team at PGIM Fixed Income, based in London. He is also senior portfolio manager the Global Corporate Strategy. Mr. Farley is responsible for managing global and Euro-denominated investment grade corporate bond portfolios. Before joining the Firm in 2007, he was a portfolio manager/team leader at Gordian Knot, where he managed and oversaw corporate and financial investments for a corporate bond fund and a credit derivatives fund. Previously, Mr. Farley was an assistant manager at PricewaterhouseCoopers in the banking and capital markets division. He received a BA with honors in Economics and Politics at the University of Newcastle-Upon Tyne. Mr. Farley is a member of the Institute of Chartered Accountants in England and Wales (ACA).
Mr. Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co‑managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Mr. Angelucci, CFA, is a Principal and co‑senior portfolio manager for PGIM Fixed Income’s Global Bond Team. In addition to co‑managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.
Mr. Del Vecchio is a Managing Director and Co-Head of U.S. Investment Grade Corporate Bond Team at PGIM Fixed Income. Mr. Del Vecchio is responsible for day-to-day decisions for the U.S. Investment Grade Corporate bond portfolios and U.S. Corporate relative value decisions. Mr. Del Vecchio is focused on intermediate and short corporate strategies as well as corporate security selection in multi-sector strategies. Previously, he was a U.S. Investment Grade Corporate portfolio manager at the Firm. Prior to that, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of U.S. government, agency, and STRIP securities in the Firm’s Securities Lending Group. Mr. Del Vecchio joined the Firm in 1995. He received a BS in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.
Tax Aware Bond Fund
Capital
Capital, located at 333 S. Hope Street, Los Angeles, CA 90071, serves as a Sub‑Adviser to the Tax Aware Bond Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. Capital International, incorporated in California in 1987, is a wholly-owned subsidiary of Capital Group International, Inc., which is owned by Capital Research and Management Company, a wholly-owned subsidiary of The Capital Group Companies, Inc. (“Capital Group”). Capital is registered as an investment adviser with the SEC. As of December 31, 2021, Capital had approximately $53.5 billion in assets under management.
Portfolio Managers:
Karl J. Zeile, Mark Marinella, Aaron Applebaum, Chad M. Rach, Courtney Wolf and Vikas Malhotra serve as portfolio managers to the Tax Aware Bond Fund.

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Mr. Zeile is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital. Mr. Zeile is a fixed income portfolio manager at Capital Group. He also serves on the Fixed Income Management Committee. He has 31 years of investment experience and has been with Capital Group for 22 years.
Mr. Marinella is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital. Mr. Marinella is a fixed income portfolio manager at Capital Group. He has 36 years of investment industry experience and has been with Capital Group for 9 years.
Mr. Applebaum is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital. Mr. Applebaum is a fixed income portfolio manager at Capital Group. He also serves on the Fixed Income Investment Committee. He has 20 years of investment experience and has been with Capital Group for 14 years. Mr. Applebaum has announced that he will be retiring from Capital in July 2022.
Mr. Rach is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital. Mr. Rach is a fixed income portfolio manager at Capital Group. He serves on the Executive Committee of an affiliate of the Sub‑Adviser. He has 29 years of investment experience and has been with Capital Group for 17 years.
Ms. Wolf is a Partner at Capital Fixed Income Investors, a division of an affiliate of Capital. She is a fixed income portfolio manager at Capital Group and serves on the Portfolio Coordinating Group. She has 16 years of investment experience, all with Capital Group.
Mr. Malhotra is a Vice President of an affiliate of Capital. He is a fixed income portfolio manager at Capital Group. He has 11 years of investment experience and has been with Capital Group for 5 years.
Nuveen
Nuveen, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as a Sub‑Adviser to the Tax Aware Bond Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. Nuveen is registered as an investment adviser with the SEC, succeeds an investment advisory business established in 1989, and is part of a company that traces its roots back to 1898. As of December 31, 2021, Nuveen had assets under management of approximately $310 billion. Nuveen is part of the asset management division of TIAA, which as of December 31, 2021 had assets under management of approximately $1.3 trillion.
Portfolio Managers:
Stephen J. Candido, CFA and Paul L. Brennan, CFA serve as portfolio managers for the Tax Aware Bond Fund.
Mr. Candido, Managing Director, is a portfolio manager for the municipal fixed income team at Nuveen Asset Management. Mr. Candido started working in the investment industry in 1996 when he joined the firm’s unit trust division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Mr. Candido was also an Assistant Vice President for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the fixed income unit trust product management and pricing group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Mr. Candido graduated with a B.S. in Finance from Miami University and an M.B.A., with honors and Beta Gamma Sigma, in Finance from the University of Illinois at Chicago. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of Chicago.
Mr. Brennan manages a number of tax‑exempt fixed income portfolios at Nuveen. He also oversees several national and state-specific municipal closed‑end funds. He began his career in the investment industry in 1991 as a municipal credit analyst for Flagship Financial before becoming a portfolio manager in 1994. Mr. Brennan joined the firm in 1997 when the firm acquired Flagship Financial. Previously, he audited mutual funds and investment advisors as a member of Deloitte & Touche’s audit group. Mr. Brennan graduated with a B.S. in Accountancy and Finance from Wright State University. He also holds the CFA designation and is a member of the CFA Institute. In addition, Mr. Brennan is a registered CPA (inactive) in the state of Ohio and a member of the American Institute of Certified Public Accountants.
Allspring
Allspring, located at 525 Market Street, San Francisco, CA 94105, serves as a Sub‑Adviser to the Tax Aware Bond Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. Allspring is registered as an investment adviser with the SEC and its predecessor was incorporated in 1981 as First Interstate Investment Services, and was established as Allspring in 2021. As of December 31, 2021, Allspring had assets under management of approximately $476.8 billion.
Portfolio Managers:
Robert Miller, Terry Goode and Nicholos Venditti serve as portfolio managers to the Tax Aware Bond Fund.
Mr. Miller joined Allspring from its predecessor in 2008, where he currently serves as a Senior Portfolio Manager with the Municipal Fixed-Income team.
Mr. Goode joined Allspring from its predecessor in 2002, where he currently serves as a Senior Portfolio Manager and a former Leader of the Municipal Fixed-Income Research team.

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Mr. Venditti joined Allspring from its predecessor in 2020, where he currently serves as a Senior Portfolio Manager and the head of the Municipal Fixed-Income team. Before joining Allspring’s predecessor in 2020, he spent 10 years at Thornburg Investment Management, most recently as a senior portfolio manager and head of the Municipal Bond Group.
BlackRock
BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub‑Adviser to the Tax Aware Bond Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2021, BlackRock and its affiliates had assets under management of approximately $10.01 trillion.
Portfolio Managers:
Scott Radell and Joel Silva serve as portfolio managers for the Six Circles Tax Aware Bond Fund.
Mr. Radell is a Managing Director and Senior Portfolio Manager within BlackRock’s Systematic Fixed Income Portfolio Group since 2009. He previously served as Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Mr. Silva is a Director and member of the North America Core Portfolio Management team within the BlackRock Global Fixed Income group, where he oversees the management of Municipal strategies as well as Canadian institutional index, active and iShares products. Mr. Silva’s service with the firm dates back to 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, Mr. Silva focused on developing and launching municipal products and strategies for both the indexed and active funds. He was also responsible for the ongoing management and trading of all municipal strategies. Prior to joining BGI in 2007, Mr. Silva was a Managing Director with Stone & Youngberg LLC where he traded and underwrote municipal securities. Earlier in his career he held positions with American Century and Northern Trust. Mr. Silva earned a BS degree in Business Finance from California Polytechnic State University in 1989 and an MBA degree in finance from California State University, Hayward in 1992.
Credit Opportunities Fund
BlackRock and BIL – High Yield
BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub‑Adviser to the Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BIL, located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom,
serves as Sub‑Sub‑Adviser to the Fund under a Sub‑Sub‑Advisory Agreement with BlackRock. BIL is registered as an investment adviser with the SEC and was organized in 1995. As of December 31, 2021, BlackRock and its affiliates had assets under management of approximately $10.01 trillion.
Portfolio Managers:
The High Yield sleeve of the Fund will be managed by the Leveraged Finance Team. Mitchell Garfin, CFA, and David Delbos are the named portfolio managers and jointly and primarily responsible for setting the Fund’s overall investment strategy.
Mitchell S. Garfin, CFA, Managing Director, is Co‑Head of US Leveraged Finance within BlackRock’s Global Credit Platform. He is responsible for managing high yield strategies and also has oversight responsibility for the platform’s leveraged loan strategies. Mr. Garfin’s tenure with the firm dates back to 1997 when he joined as an Analyst. In 2005, Mr. Garfin transitioned to a portfolio management role with the investment grade credit team where he was responsible for sector positioning and trading within the commodities and basic materials sectors. Since 2007, Mr. Garfin has been a portfolio manager with the high yield credit team, and he assumed his current, senior responsibilities in 2014. Mr. Garfin currently serves as Head of the Global Credit Human Capital Committee. Mr. Garfin earned a bachelor’s degree, with distinction, in Finance from the University of Michigan in 1997 and an MBA degree in Finance and Economics from New York University in 2005.
David Delbos, Managing Director, is Co‑Head of US Leveraged Finance within BlackRock’s Global Credit Platform. He is responsible for managing high yield strategies and also has oversight responsibility for the platform’s leveraged loan strategies. Mr. Delbos’ tenure with the firm dates back to 2002. He spent ten years as a credit research analyst in the US Leveraged Finance group where he was responsible for providing investment recommendations on companies in the consumer cyclicals, retail, industrials, services and packaging sectors. In 2012, Mr. Delbos transitioned to a relative value portfolio management role, also within the US Leveraged Finance group, where he looked across all industries. Additionally, Mr. Delbos worked alongside BlackRock Global Credit’s Chief Investment Officer in managing the liquid credit sleeves of several BlackRock-managed hedge funds. He assumed his current, senior responsibilities in 2014. Mr. Delbos began his career in 2000 as an analyst in the mergers & acquisitions investment banking division of Deutsche Bank Securities Inc. Mr. Delbos earned a bachelor’s degree in History from Tufts University in 2000.
BlackRock – Passive Treasury
BlackRock, located at 1 University Square Drive, Princeton, New Jersey 08540, serves as a Sub-Adviser to the Credit Opportunities Fund under a Sub-Advisory Agreement with the

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Adviser on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. As of December 31, 2021, BlackRock and its affiliates had assets under management of approximately $10.01 trillion.
Portfolio Managers:
Scott Radell and Joel Silva serve as the portfolio managers for the Passive Treasury sleeve of the Credit Opportunities Fund.
Mr. Radell is a Managing Director and Senior Portfolio Manager within BlackRock’s Systematic Fixed Income Portfolio Group since 2009. He previously served as Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Mr. Silva is a Director and member of the North America Core Portfolio Management team within the BlackRock Global Fixed Income group, where he oversees the management of Municipal strategies as well as Canadian institutional index, active and iShares products. Mr. Silva’s service with the firm dates back to 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, Mr. Silva focused on developing and launching municipal products and strategies for both the indexed and active funds. He was also responsible for the ongoing management and trading of all municipal strategies.
Prior to joining BGI in 2007, Mr. Silva was a Managing Director with Stone & Youngberg LLC where he traded and underwrote municipal securities. Earlier in his career he held positions with American Century and Northern Trust. Mr. Silva earned a BS degree in Business Finance from California Polytechnic State University in 1989 and an MBA degree in finance from California State University, Hayward in 1992.
PGIM and PGIML
PGIM, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., located at 655 Broad Street, 8th Floor, Newark, NJ 07102, serves as a Sub‑Adviser to the Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. PGIM is registered as an investment adviser with the SEC and was organized in 1984. As of December 31, 2021, PGIM had assets under management of approximately $1.5 trillion. PGIML, located at Grand Buildings, 1‑3 Strand, Trafalgar Square, London WC2N 5HR, serves as Sub‑Sub‑Adviser to the Fund under a Sub‑Sub‑Advisory Agreement with PGIM. PGIML is registered as an investment adviser with the SEC and was established in 1999. As of December 31, 2021, PGIML had assets under management of approximately $62.3 billion.
Portfolio Managers:
Robert Cignarella, CFA, Brian Clapp, CFA, Ryan Kelly, CFA, Robert Spano, CFA, CPA and Michael Gormally serve as portfolio managers to the Credit Opportunities Fund.
Robert Cignarella, CFA, is a Managing Director and Head of U.S. High Yield for PGIM Fixed Income. Mr. Cignarella is also the co‑Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co‑head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.
Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.
Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly oversees special situations efforts for PGIM Fixed Income including alternative credit investments, direct lending, opportunistic capital, and restructurings. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s U.S. High Yield Team. Prior to his current roles, Mr. Kelly was a senior credit analyst in the Credit Research Group covering a number of leveraged finance industries and special situations investments. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, where he specialized in project finance. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.
Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s U.S. High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential

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Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.
Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income’s U.S. High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.
Federated
Federated, located at 1001 Liberty Avenue, Pittsburgh, PA 15222, serves as a Sub‑Adviser to the Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. Federated is registered as an investment adviser with the SEC and was organized in 1989. Federated is an indirect wholly owned subsidiary of Federated Hermes, Inc. As of December 31, 2021, Federated and its affiliated companies had approximately $668.9 billion in assets under management.
Portfolio Managers:
Mark Durbiano, CFA, Kathryn P. Glass, CFA, Thomas Scherr, CFA and Steven J. Wagner serve as portfolio managers for the Fund.
Mark E. Durbiano, CFA, Senior Portfolio Manager, Head of the Domestic High Yield Group, has managed the Fund since inception, and is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield sector. Mr. Durbiano joined Federated in 1982 and has been Senior Portfolio Manager and Senior Vice President since 1996. He received a B.A. from Dickinson College and an M.B.A. from University of Pittsburgh. Mr. Durbiano has 38 years of investment experience.
Kathryn P. Glass, CFA, Portfolio Manager, Senior Investment Analyst, is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield sector. Ms. Glass joined Federated in 1999. She received a B.A. from University of Pittsburgh, an M.A. from Cornell University and an M.S.I.A. from Carnegie Mellon University. Ms. Glass has 23 years of investment experience.
Thomas Scherr, CFA, Portfolio Manager, Senior Investment Analyst, is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield sector. Mr. Scherr joined Federated in 2006. He received a B.S. from Lehigh University and an M.B.A. from Carnegie Mellon University. Mr. Scherr has 14 years of investment experience.
Steven J. Wagner, Senior Portfolio Manager, Senior Investment Analyst, is responsible for portfolio management and research in the fixed income area, concentrating in the domestic high yield and leveraged loan sectors. Mr. Wagner joined Federated in 1997. He received a B.S. from Boston College and an M.B.A. from University of Pittsburgh. Mr. Wagner has 23 years of investment experience.
Lord Abbett
Lord Abbett, located at 90 Hudson Street, Jersey City, NJ 07302-3973, serves as a Sub‑Adviser to the Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. Lord Abbett is registered as an investment adviser with the SEC and was founded in 1929. Lord Abbett manages approximately $242.9 billion in assets across mutual funds, institutional accounts, and separately managed accounts as of February 28, 2022.
Portfolio Managers:
Andrew H. O’Brien, Robert A. Lee, Kewjin Yuoh, Steven F. Rocco, Adam C. Castle, CFA, Harris A. Trifon, and Yoana N. Koleva, CFA, serve as portfolio managers to the Fund.
Andrew H. O’Brien, Partner and Portfolio Manager, heads the Lord Abbett portfolio management team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Lord Abbett team are Robert A. Lee, Partner and Chief Investment Officer, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Director of Taxable Fixed Income, Adam C. Castle, CFA, Managing Director and Portfolio Manager, Harris A. Trifon, Managing Director and Portfolio Manager, and Yoana N. Koleva, CFA, Managing Director and Portfolio Manager. Messrs. Lee, Yuoh, Rocco, Castle, Trifon, and Ms. Koleva joined Lord Abbett in 1997, 2010, 2004, 2015, 2021, and 2011, respectively. Prior to joining Lord Abbett, Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Yuoh, Rocco, Castle, Trifon and Ms. Koleva are jointly and primarily responsible for the day‑to‑day management of the Fund’s assets which are allocated to Lord Abbett.
BlueBay
BlueBay, located at 77 Grosvenor Street, London, W1K 3JR, United Kingdom, is an English limited liability partnership domiciled in the United Kingdom and is registered as an investment adviser with the SEC and regulated and authorised by the U.K. Financial Conduct Authority, and serves as a Sub‑Adviser to the Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. BlueBay is a wholly-owned subsidiary of Royal Bank of Canada (“RBC”) and part of the RBC asset management division, RBC Global Asset Management group of companies. BlueBay’s ultimate corporate parent, RBC,

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maintains control over the business through its wholly-owned subsidiary, BlueBay Asset Management (Services) Ltd, which is the corporate partner to BlueBay, the BlueBay Group’s main operating entity. BlueBay manages approximately $127.7 billion in assets across institutional accounts, mutual funds, and separately managed accounts as of December 31, 2021.
Portfolio Managers:
Justin Jewell and Rajat Mittal serve as portfolio managers to the Fund.
Justin Jewell joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. Mr. Jewell is responsible for a range of strategies within Leveraged Finance and has responsibility for the wider European Leveraged Finance business. He has over 19 years’ industry experience. Prior to BlueBay Mr. Jewell spent the bulk of his career at UBS where he was Director of High Yield and Distressed Trading, and he was also previously a trader at MKM Longboat LLP. Mr. Jewell holds a BSc in Economics from the London School of Economics and Political Science.
Rajat Mittal joined BlueBay in March 2007 as a credit analyst within the Global Leveraged Finance Group before being promoted to his current role in June 2015. Prior to joining BlueBay, Mr. Mittal spent almost four years at Goldman Sachs, initially as an equity analyst in the consumer space for one year, before moving to the tactical research team where he developed quantitative equity portfolio strategies for almost three years. He holds an MBA from the Indian Institute of Management, Ahmadabad (IIM—A).
Muzinich
Muzinich, located at 450 Park Avenue, New York, New York 10022, serves as a Sub‑Adviser to the Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. Muzinich is an institutional asset manager specializing in corporate debt investing and credit-oriented strategies. It has been registered with the SEC since 1991. As of December 31, 2021, Muzinich and its global affiliates, collectively, managed approximately $39.9 billion in assets.
Portfolio Managers:
Christina Bastin, Joseph Galzerano, Tatjana Greil-Castro, Craig Guttenplan and Ian Horn serve as portfolio managers to the Fund.
Christina Bastin joined Muzinich in 2013. Christina is a Portfolio Manager, focusing on emerging markets, and has 28 years of corporate credit experience. Prior to joining Muzinich, Ms. Bastin held various credit/trading roles at Deutsche Bank including managing portfolios of bank risk. Previously she was a Credit Analyst at Schroders Investment Management and
Commerzbank and also worked for Fitch Ratings, where she was responsible for rating Korean banks during the Asia Crisis in 1996 and Japanese banks during their banking crisis. Ms. Bastin holds a BA from the University of Oxford and an MA from the University of London.
Joseph Galzerano joined Muzinich in 2010. Mr. Galzerano is a Portfolio Manager, focusing on U.S. high yield, with 34 years of corporate credit experience. Prior to joining Muzinich, he worked at Babson Capital Management where he was Managing Director and Senior Investment Analyst. Previously, he held Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Mr. Galzerano earned a B.A., Epsilon Sigma Pi, cum laude, from Manhattan College, and an M.B.A. in Corporate Finance from Fordham University where he finished his degree with honor designations Phi Kappa Phi and Beta Gamma Sigma. He was formally credit trained at the Citicorp Global Institute of Finance and is a Certified Public Accountant.
Tatjana Greil-Castro joined Muzinich in 2007. Ms. Greil-Castro is a Portfolio Manager with 25 years of corporate credit experience. She is a founding member of the European Leveraged Finance Association and a member of the European Central Bank’s Bond Market Contact Group. In 2019, she was appointed as an advisor to the Dalai Lama Centre for Compassion. She is also a member of the Consultative Group for the Taskforce of Scaling Voluntary Carbon Trading. Prior to joining Muzinich, Ms. Greil-Castro worked for Metlife Investments, where she served as an Associate Director of the High Return Unit. Earlier, she worked as Senior Portfolio Manager in European high yield for Fortis Investments and as a Portfolio Manager and Credit Analyst at Legal & General Investment Management. She started her career as a high yield telecom analyst with Merrill Lynch. She has an M.Sc./B.S. in Economics from the University of Vienna, a Masters from the Kiel Institute of World Economics in Germany, and a Ph.D. from the London School of Economics & Political Science.
Craig Guttenplan joined Muzinich in 2016. Mr. Guttenplan is a Portfolio Manager, focusing on investment-grade strategies, with 17 years of corporate credit experience. He also has credit analysis responsibilities focusing on the financials industry. Prior to joining Muzinich, he was at Rogge Global Partners where he was an Analyst focusing on global financials across investment-grade and high yield. Previously, he was an Analyst at a leading independent research firm, CreditSights, where he also covered a variety of financial sectors. Mr. Guttenplan earned B.S. in Finance and International Business from New York University’s Leonard H. Stern School of Business. He also holds the Chartered Financial Analyst designation.
Ian Horn joined Muzinich in 2013. Mr. Horn is a Portfolio Manager on Muzinich’s investment-grade strategies with 9 years of corporate credit experience. He also has credit

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analysis responsibilities within European investment-grade, having previously covered the utilities, real estate and transportation sectors specifically. Prior to joining Muzinich, he spent 2 years at the Royal Bank of Canada in their Wealth Management division, and previously worked at Lazard and JP Morgan. Mr. Horn earned a Masters in Engineering from the University of Oxford, where he received academic awards including a scholarship from the Institution of Mechanical Engineers. He holds the Chartered Financial Analyst designation.
PIMCO
PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a Sub‑Adviser to the Credit Opportunities Fund under a Sub‑Advisory Agreement with the Adviser on behalf of the Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of December 31, 2021, PIMCO had assets under management of approximately $2.20 trillion.
Portfolio Managers – Emerging Markets Debt:
Pramol Dhawan, Yacov Arnopolin and Javier Romo serve as portfolio managers for the Emerging Markets Debt sleeve.
Mr. Dhawan is a managing director, a portfolio manager in the Newport Beach office and head of the emerging markets portfolio management team. He is also a co‑chair of the emerging markets portfolio committee and has served as a rotating member on the firm’s investment committee. Prior to joining PIMCO in 2013, he was a managing director and head of emerging markets trading for the Americas at Société Générale in New York. He was previously based in London, where he headed the Central and Eastern Europe emerging markets team for the firm. Additionally, he was a management consultant at Accenture. Mr. Dhawan represents PIMCO on the Emerging Markets Trade Association (EMTA) as a member of the board of directors. He has 19 years of investment experience since 2004 and holds an MBA with a specialization in finance from the Anderson School of Management at the University of California, Los Angeles. He received an undergraduate degree from the University of Nottingham, England.
Mr. Arnopolin is a managing director and portfolio manager in the London office. He is co‑chair of the emerging markets portfolio committee (EMPC). Prior to joining PIMCO in 2016, he served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, Mr. Arnopolin worked as a portfolio manager at Fortress Investment Group. He started his career in the fixed income departments at Citigroup and Deutsche Bank, trading mortgages and emerging markets products. He has 22 years of investment experience since 2000 and holds a bachelor’s degree in economics from Carnegie Mellon University. He also serves on the Board of Trustees of the Cancer Research Institute.
Mr. Romo is a an executive vice president and emerging markets portfolio manager in the Newport Beach Mr. Romo is a founding member of PIMCO Juntos and serves on the steering committee. He is also a standing member of the emerging markets portfolio committee (EMPC) office. Prior to joining PIMCO in 2011, Mr. Romo was a Vice President in the emerging markets trading group at Citigroup, focusing on trading hard currency bonds and credit default swaps in Latin America. He was previously an analyst at Sandell Asset Management in New York. He also served as Vice President for Morgan Stanley, where he was a trader and a strategist for local currency, local rate and credit derivatives in emerging markets. He began his career as a civil engineer in Mexico. He has 19 years of investment and financial services experience and holds master’s degrees in financial engineering from Columbia University and civil engineering from Stanford University. He received a bachelor’s degree in civil engineering from Universidad Iberoamericana in Mexico City.
Portfolio Managers – Asia High Yield:
Stephen Chang, Abhijeet Neogy and Lucien Lu serve as portfolio managers for the Asia High Yield sleeve.
Mr. Chang is a managing director and portfolio manager in the Hong Kong office, managing Asia portfolios and developing PIMCO’s business in this space. He is also a member of the PIMCO Multicultural Global Steering Committee. Prior to joining PIMCO in 2018, he was a managing director and head of Asian fixed income for JPMorgan Asset Management, responsible for managing bond portfolios in the region and setting macro and asset allocation strategy as part of the broader emerging market debt team. Previously, Mr. Chang was a senior interest rates and derivatives trader with the Royal Bank of Scotland in Hong Kong and a global fixed income portfolio manager at Fischer Francis Trees & Watts, Inc. in New York. He has 25 years of investment experience and holds a master’s degree in management science from Stanford University and an undergraduate degree in computer science from Cornell University.
Mr. Neogy is a senior vice president and portfolio manager in the Singapore office, focusing on emerging market corporate debt. Prior to joining PIMCO in 2013, he worked in equities and derivatives trading at Barclays Capital in Hong Kong and at Bank of America Merrill Lynch in New York. He was previously an analyst with Deloitte Consulting in Washington, working with companies in the technology, insurance and bio-tech industries. He has 17 years of investment and financial services experience and holds an MBA from Columbia Business School and a bachelor’s degree from the Indian Institute of Technology.

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Mr. Lu is a senior vice president and portfolio manager in the Hong Kong office, focusing on emerging market corporate debt. Prior to joining PIMCO in 2017, he was in flow credit trading at BNP Paribas in Hong Kong, specializing in Asia investment grade credit market-making. He was previously a vice president at Deutsche Bank in Singapore and Hong Kong, working in structured and then flow credit trading. He has 13 years of investment and financial services experience and holds an undergraduate degree in economics from London School of Economics and Political Science.
The Funds’ Administrator
Brown Brothers Harriman & Co. serves as the administrator (the “Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”).
The Funds’ Custodian
Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Custodian will also be providing the Funds a cash management sweep service.
The Funds’ Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer and dividend disbursing agent (the “Transfer Agent”) of the Funds. As transfer agent and dividend disbursing agent, the Transfer Agent is responsible for maintaining account records and for crediting income and capital gains to shareholder accounts.
The Funds’ Distributor
Foreside Fund Services, LLC (the “Distributor”), serves as principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. The Distributor is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Distributor continuously distributes the shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of shares of the Funds. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, or any of their affiliates.

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Investing with Six Circles Funds

The Funds are designed exclusively for investors participating in investment advisory programs or trusts (each, a “JPM Program”) managed by JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates. Fund shares may only be purchased through a JPM Program by your JPM Program representative acting on your behalf. Fund shares may be purchased or redeemed on any business day. There are no specific minimum investment amounts, redemption fees, distribution fees or sales charges applicable to investing in the Funds, other than as may be applicable generally to an investor’s overall JPM Program account. For purposes of this prospectus, commingled investment vehicles advised by the Adviser or its affiliates, which are only available to clients of the Adviser or its affiliates, are considered to be participating in a JPM Program and are therefore eligible to invest in the Funds.
As a private client in a JPM Program, you will continue to pay program fees pursuant to your investment advisory agreement. To the extent your program fee is an asset-based fee based on the assets in your JPM Program advisory account, the value of Fund shares held in your JPM Program advisory account will be included in the calculation of the program fee.

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States.
PURCHASING FUND SHARES
As stated above, Fund shares may only be purchased through a JPM Program by a JPM Program representative acting on your behalf. There are no minimum initial or subsequent investment amount requirements for the Funds. It is the responsibility of your JPM Program representative to send purchase orders to the Funds. If you discontinue participation in a JPM Program and choose to retain your Fund shares, notwithstanding the implications and risks of doing so (see below), you must hold your Fund shares through an eligible brokerage account and you will not be permitted to make new purchases into the Funds except for the reinvestment of dividends. See “Redeeming Fund Shares” below.
Purchase and redemption orders will be accepted only on days that the Six Circles Funds are open for business. The Funds are open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by a Fund or its intermediary prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET), on a day the Fund is open for business, will be effected at that day’s NAV. A Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE if the particular disruption or closure directly affects only the NYSE.
A purchase order must be supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete purchase orders. To be in “proper form,” the purchase order must include the fund name, account number of either the shareholder or of the financial intermediary placing the order, and the amount of the transaction (in dollars or shares).
Share ownership is electronically recorded; therefore, no certificate will be issued.
Generally, any purchase into the Funds must be made through an eligible financial intermediary. For example, in the case of J.P. Morgan clients that hold their program accounts through a master trust, the Funds may refuse to honor purchase orders that are not made through an eligible financial intermediary (i.e., a financial intermediary with an appropriate agreement with the Funds).
Additional Information Regarding Purchases
In‑Kind Purchases
A Fund may, in its absolute discretion and in limited circumstances, agree to accept securities in payment for the purchase of Fund shares, provided that such securities must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market.
Investor Identification
Federal law requires information about the identity of each investor to be verified and recorded. If an investor’s identity cannot be verified, the investor’s JPM Program account may be prohibited from investing in the Funds and any existing investment may be subject to compulsory redemption.

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REDEEMING FUND SHARES
Generally, shares of a Fund may only be redeemed through a JPM Program. It is the responsibility of your JPM Program representative to send redemption orders to the Fund. However, to the extent you discontinue participation in a JPM Program and determine to retain all or a portion of your Fund shares, notwithstanding the implications and risks of doing so (see below), you may redeem any or all of your Fund shares through the broker at which you hold your Fund shares.
If a Fund or its intermediary receives a redemption order before the close of the NYSE (normally 4:00 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), it will be effected at the NAV per share calculated after the redemption order is received in good order. To be in “good order,” the redemption order must comply with security requirements implemented by the Six Circles Funds’ transfer agent, to the extent applicable, or the Fund, and must include the fund name, account number of either the shareholder or the financial intermediary placing the order, and the amount of the transaction (in dollars or shares). A JPM Program or your financial intermediary may have an earlier cut off time for redemption orders. To the extent applicable, all redemption requests must be supported by valid identity authentication.
Redemption proceeds will be deposited in the investor’s JPM Program account or eligible brokerage account, as applicable. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with the investor’s signature guaranteed.
The Fund typically expects that it will take one business day following the receipt of a redemption order in good order to pay out redemption proceeds; however, payment of redemption proceeds may take up to three business days from time to time and may take up to seven days as permitted by the Investment Company Act.
To the extent you determine to close your discretionary account with JPMorgan Chase Bank, N.A., J.P. Morgan Private Investments Inc. or one of their affiliates, we recommend that you redeem your shares in the Funds, as these Funds are specifically designed to be completion portfolios within an overall discretionary portfolio and are not intended to be standalone investments. Note that redeeming your Fund shares may have tax and other consequences. You should consult your own tax advisors before choosing to redeem your Fund shares. Should you, nevertheless, choose to retain your Fund shares, you must hold such shares through an eligible brokerage account. You may be charged a fee if you effect transactions through an intermediary, broker or agent. Note that a Fund’s overall performance and liquidity may be negatively affected, and additional transaction costs may be incurred by the Fund, as a result of: (i) allocation decisions made by JPM Programs to shift discretionary client assets among the Funds and other investments; and (ii) allocation decisions made by the Adviser to shift Fund assets among different investment strategies and Sub‑Advisers, which may negatively affect the value of your Fund shares even if you are no longer participating in a JPM Program. Further, since the Funds are completion portfolios designed to complement and work as part of an overall discretionary portfolio and are not intended to be standalone investments, each Fund may underperform as a standalone investment, even in instances where the overall portfolio performs as intended.
Additional Information Regarding Redemptions
A Fund may refuse to honor incomplete redemption orders.
A Fund may suspend the ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.
An investor generally will recognize a gain or loss on a redemption for federal income tax purposes. An investor should speak to their tax advisor before making a redemption.
Generally, all redemptions will be for cash. The Six Circles Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit from a bank or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. Under unusual conditions that make the payment of cash unwise and for the protection

126	SIX CIRCLES® FUNDS

of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to it, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities received in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. You may not be able to sell such securities and may be required to hold such securities indefinitely. A redemption in‑kind may also result in the distribution of securities that may not be held in your JPM Program account or eligible brokerage account due to investment restrictions or applicable legal or regulatory constraints. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. If you receive a redemption in‑kind, the securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Funds do not routinely use redemptions in‑kind, the Funds reserve the right to use redemptions in‑kind to manage the impact of large redemptions on the Funds. Redemption in‑kind proceeds will typically be made by delivering a pro rata amount of the relevant Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.
Closings, Reorganizations and Liquidations
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
FREQUENT TRADING POLICY
Frequent purchases and redemptions of Fund shares (or “round trips”) may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. Nevertheless, the Board has not imposed redemption fees to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to private clients in a JPM Program; and (ii) clients in a JPM Program that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds. For the same reasons, the Funds do not actively monitor for market timers. Although the Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.
VALUATION
Shares are purchased at NAV per share. This is also known as the offering price. Shares are also redeemed at NAV.
The NAV per share of a Fund is equal to the value of all the assets of the Fund, minus the liabilities of the Fund, divided by the number of outstanding shares of the Fund. The following is a summary of the procedures generally used to value Six Circles Funds’ investments.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; securities for which market quotations are determined not to be reliable; or, securities in which their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Board. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. A Fund may use an independent third party or affiliated valuation service to help determine the fair value of a security or other asset. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4:00 p.m. ET. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4:00 p.m. ET on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved pricing services. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

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Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing service or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Foreign currencies are valued based on foreign exchange rates obtained from a pricing service, using spot and forward rates available at the time NAVs of the Funds are calculated.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open‑end investment companies are valued at their respective NAVs.
Options (e.g., on stock indexes or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV.
Futures traded on U.S. and foreign exchanges are valued at the last sale price as of the close of the exchanges on the valuation date.
Non‑listed over‑the‑counter options and futures are valued utilizing market quotations provided by approved independent third party or affiliated pricing services.
Swaps and structured notes are priced utilizing market quotations generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
The International Unconstrained Equity Fund’s investments may be priced based on fair values provided by an independent third-party pricing service, based on certain factors and methodologies applied by such pricing service, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to guidelines adopted by the Board, and under the ultimate oversight of the Board.
NAV is calculated at 4:00 p.m. ET each day the NYSE is open for trading. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when shares may not be purchased or redeemed.
DISTRIBUTIONS AND TAXES
For U.S. federal income tax purposes, each Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gains. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Ultra Short Duration Fund, Tax Aware Ultra Short Duration Fund, Global Bond Fund, Tax Aware Bond Fund and Credit Opportunities Fund generally distribute net investment income, if any, at least monthly. The U.S. Unconstrained Equity Fund and the International Unconstrained Equity Fund generally distribute net investment income, if any, at least annually.
The Funds will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.
Investors have the following options for distributions. Investors may:

•	reinvest all distributions in additional Fund shares;

•	take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	take all distributions in cash.

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If your JPM Program representative does not select an option when opening your account, we will reinvest all distributions. A shareholder whose distributions are reinvested in a Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.
In general, distributions of net investment income generally are taxable as ordinary income. Under certain circumstances, the portion of a distribution of net investment income that is attributable to interest on state and local bonds will be treated as an “exempt-interest dividend,” which is exempt from the regular U.S. federal income tax (although, for shareholders that are not corporations, it may be subject to U.S. federal alternative minimum tax). Dividends of net investment income that are not reported as exempt-interest dividends will be taxable as ordinary income. To the extent that a distribution exceeds the distributing Fund’s current and accumulated earnings and profits, the distribution will be treated as a tax‑free return of capital to the extent of a shareholder’s adjusted basis in its shares of the Fund and as a capital gain thereafter (if the shares are held as capital assets).
Shareholders who receive social security benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long the shareholder has held shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If shares of a Fund are purchased just before a distribution, the investor will be subject to tax on the entire amount of the taxable distribution it receives. Distributions are taxable to the investor even if they are paid from income or gain earned by a Fund before the investor’s investment (and thus were included in the price paid for the Fund shares).
If the shares are held as capital assets, any gain resulting from the redemption or other disposition of Fund shares will be taxable as long-term or short-term gain, depending upon the investor’s holding period for the shares. Any loss arising from the redemption or other disposition of shares for which a shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received with respect to such shares, and will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased.
Certain of a Fund’s investments, such as investments in certain debt obligations, asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.
A Fund’s transactions in futures, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses of the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Special Consideration for Tax Aware Ultra Short Duration Fund and Tax Aware Bond Fund
If, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s total assets consists of tax‑exempt interest obligations, each Fund will be eligible to designate distributions of interest derived from tax‑exempt interest obligations as “exempt-interest dividends.” As described in the “Risk/Return Summary” for each Fund, each Fund invests primarily in various types of

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municipal bonds, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax for individual shareholders. Prospective investors should consult their tax advisors concerning their specific tax situations.
Additional Considerations for All Funds
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Funds and their shareholders.
The dates on which net investment income and capital gain dividends, if any, will be distributed will be available online at www.sixcirclesfunds.com.
Any investor for whom the applicable Fund does not have a valid taxpayer identification number may be subject to backup withholding.
The Funds are not intended for non-U.S. shareholders. Any non-U.S. shareholders may be subject to U.S. tax withholding on distributions by the Funds, as discussed in the Statement of Additional Information.
Distributions by a Fund to retirement plans and other entities that qualify for tax‑exempt or tax‑deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investment through such plans. The tax considerations described in this prospectus do not apply to such tax‑exempt or tax‑deferred entities or accounts. An investor should consult its tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, each investor should consult a tax advisor to see how investing in a Fund and selection of a particular cost method of accounting will affect the investor’s own tax situation.
PORTFOLIO HOLDINGS DISCLOSURE
Each Fund will disclose its complete portfolio holdings schedule to the public within 60 days of the end of each fiscal quarter of the Fund. Each Fund may also provide complete portfolio holdings on the Funds’ website more frequently.
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

130	SIX CIRCLES® FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.

FUND NAME	FUND NUMBER
Six Circles Ultra Short Duration Fund	1
Six Circles Tax Aware Ultra Short Duration Fund	2
Six Circles U.S. Unconstrained Equity Fund	3
Six Circles International Unconstrained Equity Fund	4
Six Circles Global Bond Fund	5
Six Circles Tax Aware Bond Fund	6
Six Circles Credit Opportunities Fund	7

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1,2,5,6,7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	1,2,5,6,7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed‑end investment companies.	1,2,5,6,7	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non‑negotiable receipts issued by a bank in exchange for the deposit of funds.	1,2,3,4,5,6,7	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1,2,3,4,5,6,7	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	1,2,3,4,5,6,7	Credit Leverage Liquidity Management Market

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Investment Practices (continued)

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Collateralized Loan Obligations: Securities backed by an underlying portfolio of loan obligations.	1,2,5,6,7	Credit Extension Interest Rate Liquidity Market Prepayment
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1,2,3,4,5,6,7	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	1,2,3,4,5,6,7	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3,4,5,6,7	Credit Market
Contracts for Difference: A privately negotiated arrangement between two parties where the return is linked to the price movement of an underlying security or stock market index.	3,4,5,6,7	Credit Liquidity Market Political Valuation
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	1,3,4,5,6,7	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1,2,5,6,7	Credit Currency Interest Rate Liquidity Market Political Prepayment Valuation
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	5,6,7	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

132	SIX CIRCLES® FUNDS

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	5,6,7	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	1,2,5,6,7	Liquidity Management Market
Distressed Investments: Investments in the obligations (e.g., bonds, loans, equity, etc.) of an issuer undergoing restructuring, bankruptcy or other financial distress.	7	Credit Interest Rate Leverage Liquidity Management Market Valuation
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1,2,3,4,5,6,7	Currency Foreign Investment
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1,2,3,4,5,6,7	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non‑deliverable forwards), forward rate agreements and currency swaps, caps and floors.	1,2,3,4,5,6,7	Credit Currency Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities.	1,2,3,4,5,6,7	Foreign Investment Liquidity Market Political Prepayment Valuation
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.	1,2,5,6,7	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation

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Investment Practices (continued)

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1,2,5,6,7	Credit Currency Interest Rate Political
Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	3,4,5,6,7	Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	1,2,5,6,7	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1,2,3,4,5,6,7	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	7	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	3,4,5,6,7	Market
Mortgages (Directly Held): Debt instruments secured by real property.	1,2,5,6,7	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.	1,2,5,6,7	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation

134	SIX CIRCLES® FUNDS

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	5,6,7	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax‑exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1,2,5,6,7	Credit Interest Rate Market Natural Event Political Prepayment Tax Valuation
New Financial Products: New options and futures and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1,2,3,4,5,6,7	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1,2,5,6,7	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange-traded and over‑the‑counter put and call options on securities, indexes of securities and futures on securities and indexes of securities, and (b) futures on securities and indexes of securities.	1,2,3,4,5,6,7	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1,2,3,4,5,6,7	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately-placed commercial paper and Rule 144A securities.	1,2,3,4,5,6,7	Liquidity Market Valuation
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	3,4,5,6,7	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1,2,3,4,5,6,7	Credit Liquidity Market

MAY 1, 2022	135

Investment Practices (continued)

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	1,2,3,4,5,6,7	Credit Liquidity Market
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	3,4,5,6,7	Market
Securities Lending: The lending of up to 33‑1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1,2,3,4,5,6,7	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1,2,3,4,5,6,7	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1,2,5,6,7	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (“IO”) and Principal-Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or collateralized mortgage obligation structure.	1,2,5,6,7	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over‑the‑counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1,2,5,6,7	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1,2,3,4,5,6,7	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	1,2,5,6,7	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	1,2,3,4,5,6,7	Credit Interest Rate Liquidity Market

136	SIX CIRCLES® FUNDS

INSTRUMENT	APPLICABLE FUND(S)	RISK TYPE
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).	1,2,3,4,5,6,7	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	3,4,5,6,7	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1,2,3,4,5,6,7	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”).	1,2,3,4,5,6,7	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	1,2,5,6,7	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1,2,3,4,5,6,7	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay‑in‑Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay‑in‑kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero‑coupon debt securities which convert on a specified date to interest bearing debt securities.	1,2,5,6,7	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Bond

Risk related to certain investments held by the Funds:
Credit risk. The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk. The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk. The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk. The risk that a rise in interest rates will extend the life of a debt security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk. The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.
Government securities risk. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are

MAY 1, 2022	137

Investment Practices (continued)

not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support.
High yield securities risk. The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non‑investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk. The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
Investment company risk. If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk. The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk. The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk. The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk. The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk. The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk. The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk. The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk. The risk that declining interest rates or other factors will result in unexpected prepayments, causing the value of the investment to fall.
Restricted securities risk. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.
Tax risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk. The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon Bond risk. The risk that the market value of a zero‑coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero‑coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. The Fund must distribute substantially all of its net income (including non‑cash income attributable to zero‑coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

138	SIX CIRCLES® FUNDS

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MAY 1, 2022	139

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.
FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Ultra Short Duration Fund
Year Ended December 31, 2021	$10.03	$0.07	$(0.06)	$0.01	$(0.09)	$—	$(0.09)
Year Ended December 31, 2020	9.99	0.15	0.05	0.20	(0.16)	—	(0.16)
Year Ended December 31, 2019	9.98	0.26	0.02	0.28	(0.27)	—	(0.27)
Period Ended December 31, 2018*	10.00	0.11	(0.04)	0.07	(0.09)	—	(0.09)

*	Six Circles Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

140	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.95	0.15%	$620,423	0.18	%(e)	0.18%	0.69%	0.31%	66.58%
10.03	2.05	516,528	0.17	(e)	0.17	1.47	0.31	121.23
9.99	2.84	1,200,167	0.25		0.20	2.56	0.41	61.40
9.98	0.74	1,082,850	0.23	(e)	0.23	2.46	0.63	24.56

MAY 1, 2022	141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Tax Aware Ultra Short Duration Fund
Year Ended December 31, 2021	$10.02	$0.06	$(0.05)	$0.01	$(0.06)	$—	$(0.06)
Year Ended December 31, 2020	9.98	0.12	0.06	0.18	(0.14)	—	(0.14)
Year Ended December 31, 2019	9.98	0.19	0.01	0.20	(0.20)	—	(0.20)
Period Ended December 31, 2018*	10.00	0.08	(0.03)	0.05	(0.07)	—	(0.07)

*	Six Circles Tax Aware Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

142	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.97	0.08%	$643,067	0.15	%(e)	0.15%	0.63%	0.30%	49.05%
10.02	1.81	568,826	0.14	(e)	0.14	1.22	0.30	89.21
9.98	1.98	1,355,740	0.21		0.17	1.85	0.37	49.82
9.98	0.48	1,098,004	0.22	(e)	0.22	1.90	0.64	33.02

MAY 1, 2022	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles U.S. Unconstrained Equity Fund
Year Ended December 31, 2021	$13.44	$0.20	$3.84	$4.04	$(0.19)	$(2.28)		$(2.47)
Year Ended December 31, 2020	11.12	0.20	2.87	3.07	(0.21)	(0.54)		(0.75)
Year Ended December 31, 2019	9.05	0.21	2.05	2.26	(0.19)	—	(f)	(0.19)
Period Ended December 31, 2018*	10.00	0.10	(1.01)	(0.91)	(0.04)	—	(f)	(0.04)

*	Six Circles U.S. Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

144	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.01	30.48%	$18,337,953	0.05%	1.26%	0.26%	70.88%
13.44	27.64	13,064,418	0.06	1.71	0.27	71.32
11.12	24.94	11,237,068	0.08	2.05	0.29	58.71
9.05	(9.13)	4,979,458	0.14	2.27	0.42	15.24

MAY 1, 2022	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles International Unconstrained Equity Fund
Year Ended December 31, 2021	$9.98	$0.28	(f)	$1.11	$1.39	$(0.27)	$—	$(0.27)
Year Ended December 31, 2020	9.59	0.22		0.37	0.59	(0.16)	(0.04)	(0.20)
Year Ended December 31, 2019	8.30	0.31		1.26	1.57	(0.28)	—	(0.28)
Period Ended December 31, 2018*	10.00	0.07		(1.75)	(1.68)	(0.02)	—	(0.02)

*	Six Circles International Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.152% of average net assets for the year ended December 31, 2021.
(g)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.
(h)	Includes interest expense, which was 0.009% for the year ended December 31, 2020.
(i)	Includes interest expense, which was 0.006% for the period ended December 31, 2018.

146	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.10	14.04%	$14,228,563	0.10	%(g)	2.61	%(f)	0.30%	61.71%
9.98	6.17	8,621,638	0.10	(h)	2.52		0.30	104.24
9.59	18.90	5,355,585	0.13		3.35		0.33	135.39
8.30	(16.83)	2,504,508	0.21	(i)	1.84		0.55	76.24

MAY 1, 2022	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles Global Bond Fund
Year Ended December 31, 2021	$10.20	$0.09	$(0.17)	$(0.08)	$(0.25)	$—	(f)	$(0.25)
Period Ended December 31, 2020*	10.00	0.05	0.22	0.27	(0.07)	—		(0.07)

*	Six Circles Global Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

148	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.87	(0.74)%	$7,804,063	0.11%	0.86%	0.30%	308.56%
10.20	2.67	6,619,708	0.16	0.74	0.36	198.77

MAY 1, 2022	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles Tax Aware Bond Fund
Year Ended December 31, 2021	$10.45	$0.11	$0.01	$0.12	$(0.11)	$—	(f)	$(0.11)
Period Ended December 31, 2020*	10.00	0.05	0.45	0.50	(0.05)	—		(0.05)

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

150	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.46	1.15%	$6,392,319	0.13%	1.04%	0.28%	13.54%
10.45	5.03	5,029,650	0.18	0.85	0.35	35.13

MAY 1, 2022	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions		Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Credit Opportunities Fund
Year Ended December 31, 2021	$10.29	$0.34	$0.01	(f)	$0.35	$(0.35)	$(0.01)	$(0.36)
Period Ended December 31, 2020*	10.00	0.13	0.28		0.41	(0.12)	—	(0.12)

*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

152	SIX CIRCLES® FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.28	3.42%	$3,579,429	0.25%	3.26%	0.81%	51.33%
10.29	4.11	1,076,525	0.44	3.40	1.11	11.35

MAY 1, 2022	153

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Funds the following documents are available free upon request:
ANNUAL AND SEMIANNUAL REPORTS
Our annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
Investors can get a free copy of these documents and other information, or ask us any questions, by contacting your J.P. Morgan representative, by calling us collect at 1‑212‑464‑2070 or by writing to:
Six Circles Funds
c/o J.P. Morgan Private Investments Inc.
383 Madison Avenue
New York, NY 10179
Investors can contact their JPM Programs directly for more information. Investors can also find information, including the SAI and annual and semiannual reports, online at www.sixcirclesfunds.com.
J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.
Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address:
publicinfo@sec.gov
Investment Company Act File No. for the Fund is 811‑23325.

©JPMorgan Chase & Co. 2022. All rights reserved. May 1, 2022.

PRO‑6CMAP‑2022‑1

EXPLANATORY NOTE

This Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A is filed for the sole purpose of submitting interactive data format risk/return summary information in Inline XBRL that mirrors the risk/return summary information in Post-Effective Amendment No. 37.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 39 to Registration Statement No. 333-225588 to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2022.

Six Circles Trust

By:	/s/ Mary Savino
Name:	Mary Savino
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2022.

/s/ Mary Savino
Mary Savino Trustee

/s/ Lisa Borders*
Lisa Borders Trustee

/s/ James P. Donovan*
James P. Donovan Trustee

/s/ Neil Medugno*
Neil Medugno Trustee

/s/ Steven R. Meier*
Steven R. Meier Trustee

/s/ Lauren Stack*
Lauren Stack Trustee

/s/ Gregory R. McNeil
Gregory R. McNeil Principal Financial Officer and Treasurer

*By:	/s/ Mary Savino
Mary Savino**
Attorney-in-Fact

**	Executed by Mary Savino on behalf of each of the Trustees pursuant to Powers of Attorney dated June 12, 2018 and September 30, 2021.

EXHIBIT INDEX

Exhibit No.	Description

101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document